                                                                  EXHIBIT 10.43

                      CREDIT AND REIMBURSEMENT AGREEMENT

          THIS CREDIT AND REIMBURSEMENT AGREEMENT (the "Agreement") is made and dated as of the 1st day of November, 1999, by and among SANWA BANK CALIFORNIA ("Sanwa"), as agent (the "Agent") for the Lenders referenced below, KEYBANK NATIONAL ASSOCIATION, as Bond L/C Issuing Bank for the Bond Letter of Credit referred to below (in such capacity, the "Bond L/C Issuing Bank") and as co-agent (the "Co-Agent"), Sanwa Bank California, as issuing bank for the Standard Letters of Credit referred to below (the "Standard L/C Issuing Bank"), the Lenders from time to time party hereto, and ATG INC., a California corporation (the "Company").

                                   RECITALS

          (A) The Company has asked the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders to extend credit to it (i) for Bond working capital, (ii) for general corporate purposes, (iii) to refinance certain term debt, and (iv) to credit enhance those certain Solid Waste Revenue Bonds, 1999 (ATG Inc. Project) (the "Bonds") in the aggregate principal amount of $26,500,000 to be issued by the Port of Benton Economic Development Corporation (the "Issuer") pursuant to a Trust Indenture dated as of November 1, 1999 (the "Indenture") between the Issuer and the trustee party thereto (the "Trustee"), the proceeds of which are to be lent to the Company pursuant to a Loan Agreement dated as of November 1, 1999 (the "Loan Agreement") between the Issuer and the Company for the purpose of financing the costs of designing, acquiring, construction, renovation, expansion and equipping of the ATG Inc. Richland Environmental Technology Complex, for non-thermal and thermal treatment of low level mixed solid waste, including functionally related and subordinate facilities for the temporary storage of such waste prior to its treatment and after its treatment pending transportation to offsite disposal facilities located in Richland, Washington (the "Project").

          (B)  Subject to the terms and conditions contained in this Agreement,
(i) the Lenders have agreed to extend such credit to the Company, (ii) the Standard L/C Issuing Bank has agreed to issue Standard Letters of Credit as a sub-facility of such credit, (iii) the Bond L/C Issuing Bank has agreed to issue its irrevocable direct pay Bond Letter of Credit to the Trustee substantially in the form of that attached hereto as Exhibit A (as amended, extended and replaced
                                    ---------
from time to time, the "Bond Letter of Credit"), (iv) the Lenders have agreed to purchase an undivided participation interest in such Standard Letters of Credit, the Standard L/C Obligations, the Bond Letter of Credit and the Bond L/C Obligations (those terms and capitalized terms not otherwise defined herein are defined in Paragraph 16 below), and (v) Sanwa has agreed to act as Agent for the
           ------------
Lenders with respect thereto.

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   AGREEMENT

          1.   Bond Letter of Credit Facility.
               ------------------------------

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          1(a)  Bond Letter of Credit.
                ---------------------

                (1) On the terms and subject to the conditions set forth herein, the Bond L/C Issuing Bank shall issue the Bond Letter of Credit for the account of the Company in support of the Bonds and the Company's obligations under the Loan Agreement. The Bond Letter of Credit shall: (1) be in a maximum available amount not to exceed $26,500,000 plus forty seven
     (47) days interest thereon calculated at twelve percent (12%) per annum on the basis of a year of 365 days, (2) have a term of five (5) years, and (3) otherwise be in form and substance satisfactory to the Agent, the Bond L/C Issuing Bank and all of the Lenders.

                (2) Not more than 270 nor less than 240 days prior to any termination date of the Bond Letter of Credit, the Company may, by written request delivered to the Agent and to the Bond L/C Issuing Bank, request that the termination date thereof be extended by five (5) years. If the Bond L/C Issuing Bank, the Agent, and each of the Lenders agree, in their respective sole discretion, that the termination date may be so extended, the Agent shall give written notice to the Company not less than 180 days prior to the then scheduled termination date. Any failure to give such notice shall be deemed notice that the termination date will not be so extended. The Agent and the Bond L/C Issuing Bank agree to direct the Trustee as beneficiary under the Bond Letter of Credit to deliver to the Agent a copy of each Bond L/C Drawing, and the Bond L/C Issuing Bank agrees promptly to notify the Agent promptly upon payment of each Bond L/C Drawing thereunder, reimbursement for each Bond L/C Drawing, and any failure to be reimbursed in accordance with the provisions of Paragraph 1(b) below.
                                                     --------------


          1(b)  Repayment of Bond L/C Drawings under Bond Letter of Credit.  Any
                ----------------------------------------------------------
Bond L/C Drawing under the Bond Letter of Credit shall be payable in full on the date of such Bond L/C Drawing. Such payments shall be made by the Company or:

                (1) In the case of Bond L/C Drawings made solely to pay scheduled interest on the Bonds, by causing payments to be made from the Interest Reserve Account. The Company agrees to maintain on deposit in the Interest Reserve Account an amount sufficient to make each such payment.

                (2) In the case of Bond L/C Drawings made to purchase Bonds, so long as no Potential Default or Event of Default shall have occurred and be continuing, by conversion to an Interim Bond Loan in accordance with Paragraph 2(c) below.
     --------------

                (3) In the case of all other payments, by purchases of participations by the Lenders in accordance with Paragraph 1(c) below
                                                      --------------------
The Bond L/C Issuing Bank shall notify the Agent of each Bond L/C Drawing (other than a Bond L/C Drawing made solely to pay regularly scheduled interest payments on the Bonds). The Bond L/C Issuing Bank agrees to honor reimbursement of Bond L/C Drawings by payment from sources other than assets of the Company.

          1(c)  Purchase of Participation Interests; Risk Sharing.  Upon the
                -------------------------------------------------
issuance of the Bond Letter of Credit, the Lenders shall be automatically deemed to have purchased an undivided participation interest therein and in all pro rata in accordance with their respective Percentage Shares. The Lenders hereby absolutely and unconditionally (including, without limitation, following the occurrence of an Event of Default) agree to purchase and sell among themselves the dollar amount of any Bond L/C Drawing and any other Bond L/C Obligation which is not paid on the date when due by the Company, so that each unrepaid Bond L/C Drawing and any other Bond L/C Obligation shall be held and participated in by the Lenders in accordance with their respective Percentage Shares in accordance with the terms and conditions of this Agreement.


          1(d)  Absolute Bond L/C Obligation to Repay.  The Company's
                -------------------------------------
obligation to repay Bond L/C Drawings and other Bond L/C Obligations shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and irrespective of any set-off, counterclaim or defense to payment which the Company may have or have had, against the Agent, the Bond L/C Issuing Bank, any Lender or any other Person, including, without limitation, any set-off, counterclaim or defense based upon or arising out of:

                (1) Any lack of validity or enforceability of this Agreement or any of the other Bond Loan Documents;

                (2) Any amendment or waiver of or any consent to departure from the terms of the Bond Letter of Credit;

                (3) The existence of any claim, setoff, defense or other right which the Company or any other Person may have at any time against the Trustee or any other beneficiary of the Bond Letter of Credit or any transferee of the Bond Letter of Credit (or any Person for whom the Trustee, any such other beneficiary or any such transferee may be acting);

                (4) Any allegation that any demand, statement or any other document presented under the Bond Letter of Credit is forged, fraudulent, invalid or insufficient in any respect, or that any statement therein is untrue or inaccurate in any respect whatsoever or that variations in punctuation, capitalization, spelling or format were contained in the drafts or any statements presented in connection with any Bond L/C Drawing;

                (5) Any payment by the Bond L/C Issuing Bank under the Bond Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of the Bond Letter of Credit, or any payment made by the Bond L/C Issuing Bank under the Bond Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of the Bond Letter of Credit, including any arising in connection with any insolvency proceeding;

                (6) Any exchange or release of any guaranty supporting the Bond L/C Obligations or any exchange, release or non-perfection of any collateral securing the Bond L/C Obligations; or

               (7) Any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of the Company.

Nothing contained herein shall constitute a waiver of any rights of the Company against the Agent, the Bond L/C Issuing Bank or any Lender arising out of the gross negligence or willful misconduct of such Person in connection with the Bond Letter of Credit.

          2.   Loan Facility.
               -------------

               2(a)  Revolving Credit Limit.  On the terms and subject to the
                     ----------------------
conditions set forth herein, the Lenders severally agree that they shall from time to time to but not including the Revolving Loan Maturity Date, make revolving loans (the "Revolving Loans" or a "Revolving Loan"), pro rata in accordance with their respective Percentage Shares, in aggregate amounts not to exceed at any one time outstanding (including Revolving Loans constituting the conversion of Standard L/C Drawings under Standard Letters of Credit funded pursuant to Paragraph 3(b) below): (1) the Revolving Credit Limit as in effect
            --------------
from time to time, less (2) the aggregate dollar amount of Standard Letters of Credit Outstanding on such date.

               2(b)  Principal Repayment of Revolving Loans. The Company shall
                     --------------------------------------
pay the principal amount of each Revolving Loan on the Revolving Loan Maturity Date. Principal amounts prepaid hereunder may be reborrowed on the terms and subject to the conditions set forth in Paragraph 9(b) below, it being expressly
                                       --------------
acknowledged and agreed that the credit facility provided under this Paragraph 2
                                                                     -----------
is a revolving facility.

               2(c)  Interim Bond Loans. Bond L/C Drawings made on the Bond Let
                     ------------------
ter of Credit to purchase Bonds pursuant to the Indenture for which the Bond L/C Issuing Bank is not reimbursed on the same day shall constitute loans ("Interim Bond Loans") made by the Bond L/C Issuing Bank. Upon a Bond L/C Drawing constituting an Interim Bond Loan, each of the Lenders shall be automatically deemed to have purchased an undivided participation interest therein and in all rights and obligations relating thereto pro rata in accordance with their respective Percentage Shares. The Lenders hereby absolutely and unconditionally (including, without limitation, following the occurrence of an Event of Default) agree to purchase and sell among themselves the dollar amount of any Interim Bond Loan (all as provided in Paragraph 4(b)(5) below), so that each Interim
                              -----------------
Bond Loan shall be held and participated in by the Lenders in accordance with their respective Percentage Shares.

               2(d)  Principal Repayment of Interim Bond Loans. The Company
                     -----------------------------------------
shall pay the principal amount of each Interim Bond Loan on the earlier of (i) receipt by the Lenders of the proceeds from remarketing of the Bonds purchased with the Bond L/C Drawing giving rise to such Interim Bond Loan, (ii) ninety
(90) days after the date that such Bonds are purchased by a Bond L/C Drawing, or
(iii) the Revolving Loan Maturity Date.

          3.  Standard Letter of Credit Facility
              ----------------------------------

              3(a)  Issuance of Standard Letters of Credit. On the terms and
                    --------------------------------------
subject to the conditions set forth herein, the Standard L/C Issuing Bank shall from time to time from and after the Effective Date, issue standby and commercial/documentary letters of credit (each a

"Standard Letter of Credit" and, collectively, the "Standard Letters of Credit") for the account of the Company in an aggregate amount available for drawing thereunder not to exceed the lesser of (1) the Revolving Credit Limit, minus the aggregate dollar amount of Revolving Loans outstanding minus the aggregate amount of Standard Letters of Credit Outstanding, and (2) $5,000,000.00. Each Standard Letter of Credit shall be requested by the Company at least three Business Days prior to the proposed issuance date by delivery to the Standard L/C Issuing Bank of a duly executed Standard Letter of Credit Application, with a copy to the Agent, accompanied by all other Standard Loan Documents which the Standard L/C Issuing Bank may require as a condition to the issuance thereof. No Standard Letter of Credit shall have a stated expiration date (or provide for the extension of such stated expiration date or the issuance of any replacement therefor) later than the earlier of: (i) the 364th day following the issuance date thereof, and (ii) the Revolving Loan Maturity Date.

               3(b)  Repayment of Standard L/C Drawings under Standard Letters
                     ---------------------------------------------------------
of Credit.  Any Standard L/C Drawing shall be payable in full by the Company
---------
on the date of such Standard L/C Drawing; provided, however, that if all of the conditions to the making of a Revolving Loan (except the delivery of a Loan Request) are satisfied on the date of such Standard L/C Drawing, unless the Company shall otherwise have reimbursed the Standard L/C Issuing Bank on or prior to the time of such drawing, the Company shall be deemed to have requested that such Standard L/C Drawing be repaid from Revolving Loans made in accordance with Paragraph 4(b)(2) below.
     -----------------

               3(c)  Purchase of Participation Interests; Risk Sharing. Upon
                     -------------------------------------------------
the issuance of each Standard Letter of Credit, the Lenders shall be automatically deemed to have purchased an undivided participation interest therein and in all rights and obligations relating thereto pro rata in accordance with their respective Percentage Shares. The Lenders hereby absolutely and unconditionally (including, without limitation, following the occurrence of an Event of Default) agree to purchase and sell among themselves the dollar amount of any Standard L/C Drawing which is not paid on the date when due by the Company (from the proceeds of Revolving Loans or otherwise), so that each unrepaid Standard L/C Drawing on a Standard Letter of Credit shall be held and participated in by the Lenders in accordance with their respective Percentage Shares.

               3(d)  Absolute Standard L/C Obligation to Repay.  The Company's
                     -----------------------------------------
obligation to repay Standard L/C Drawings and other Standard L/C Obligations shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and irrespective of any set-off, counterclaim or defense to payment which the Company may have or have had, against the Agent, the Standard L/C Issuing Bank, any Lender or any other Person, including, without limitation, any set-off, counterclaim or defense based upon or arising out of:

                     (1) Any lack of validity or enforceability of this Agreement or any of the other Standard Loan Documents;

                     (2) Any amendment or waiver of or any consent to departure from the terms of the respective Standard Letter of Credit;

                     (3) The existence of any claim, setoff, defense or other right which the Company or any other Person may have at any time against any beneficiary of the Standard Letters of Credit or any transferee of the Standard Letters of Credit (or any Person for whom any such beneficiary or any such transferee may be acting);

                     (4) Any allegation that any demand, statement or any other document presented under the Standard Letters of Credit is forged, fraudulent, invalid or insufficient in any respect, or that any statement therein is untrue or inaccurate in any respect whatsoever or that variations in punctuation, capitalization, spelling or format were contained in the drafts or any statements presented in connection with any Standard L/C Drawing;

                     (5) Any payment by the Standard L/C Issuing Bank under any Standard Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Standard Letter of Credit, or any payment made by the Standard L/C Issuing Bank under any Standard Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of a Standard Letter of Credit, including any arising in connection with any insolvency proceeding;

                     (6) Any exchange or release of any guaranty supporting the Standard L/C Obligations or any exchange, release or non-perfection of any collateral securing the Standard L/C Obligations; or

                     (7) Any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of the Company.

Nothing contained herein shall constitute a waiver of any rights of the Company against the Agent, the Standard L/C Issuing Bank or any Lender arising out of the gross negligence or willful misconduct of such Person in connection with any Standard Letter of Credit.

          4.   Interest on Loans, Conversion of Loans, Illegality of Loans,
               ------------------------------------------------------------
Requirements of Law pertaining to Loans, Funding, Prepayments and Prepayment
----------------------------------------------------------------------------
Penalties.
---------

               4(a)  Interest Billing and Payment Requirements. Interest
                     -----------------------------------------
accruing on Base Rate Loans shall be payable monthly, in arrears, for each month on the last Business Day of each such month in the amount set forth in an interest billing for such Loans delivered by the Agent to the Company (which delivery may be telephonic and later confirmed in writing). Interest accruing on LIBOR Loans shall be payable, in arrears, on the last day of the applicable Interest Period therefor, or in the case of LIBOR Loans with Interest Periods ending later than three months from the date funded, at the end of each three month period from the date funded and at the end of the applicable Interest Period therefor.

               4(b)  Election of Type of Loans; Conversion Options; Funding of
                     ---------------------------------------------------------
Loans.
-----

               (1)   Base Rate and LIBOR Options. All Loans shall either be Base
                     ---------------------------
     Rate Loans bearing interest calculated at the Base Rate plus the Base Rate Spread or LIBOR Loans bearing interest, during any Interest Period, at LIBOR for such Interest Period plus the LIBOR Spread; provided, however, that (i) if the Company shall fail to elect to have a Loan funded as a LIBOR Loan, such Loan shall be a Base Rate Loan; (ii) no Loan may be funded as a LIBOR Loan so long as a Potential Default or Event of Default has occurred and is continuing; and (iii) at the election of the Agent, upon the occurrence of a Potential Default or an Event of Default, all LIBOR Loans then outstanding shall immediately be converted to Base Rate Loans.

               (2)   Funding of Loans. Subject to the other terms and conditions
                     ----------------
     of this Agreement, the Company may elect from time to time to have Loans funded by giving the Agent irrevocable notice of such election no later than: (i) in the case of a Base Rate Loan, 10:00 a.m. (Los Angeles time) on the requested funding date, and (ii) in the case of a LIBOR Loan, 10:00 a.m. (Los Angeles time) on the third Eurodollar Business Day preceding the proposed funding date. The principal amount of each LIBOR Loan shall be in the minimum amount of $1,000,000.00 and whole multiples of $100,000.00 in excess thereof. The Company may elect from time to time to convert Loans outstanding: (i) as LIBOR Loans to Base Rate Loans by giving the Agent irrevocable notice of such election no later than 10:00 a.m. (Los Angeles time) on the last day of the Interest Period for such LIBOR Loan, and (ii) as Base Rate Loans to LIBOR Loans by giving the Agent irrevocable notice of such election no later than 10:00 a.m. (Los Angeles time) on the third Eurodollar Business Day preceding the proposed conversion date; provided, that, no more than six (6) Interest Periods may be in effect at any one time. Any conversion of LIBOR Loans may only be made on the last day of the applicable Interest Period. No Base Rate Loan may be converted into a LIBOR Loan if an Event of Default or Potential Default has occurred and is continuing at the requested conversion date. All or any part of outstanding Loans may be converted as provided herein, provided that partial conversions shall be in an amount not less than the amount required pursuant to the second sentence of this subparagraph (2).

               (3)   Continuation of LIBOR Loans. The Company may elect from
                     ---------------------------
     time to time to have any LIBOR Loan continued as such upon the expiration of the Interest Period applicable thereto by giving the Agent irrevocable notice of such election no later than 10:00 a.m. (Los Angeles time) on the third Eurodollar Business Day preceding the last day of such Interest Period; provided, however, that no LIBOR Loan may be continued as such when any Event of Default or Potential Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the Interest Period applicable thereto. The Agent shall notify the Company promptly that such automatic conversion will occur. If the Company shall fail to give notice of its election to continue a LIBOR Loan as such as provided above, the Company shall be deemed to have elected to convert the affected LIBOR Loan to a Base Rate Loan on the last day of the applicable Interest Period.

               (4)  Revolving Loan Requests.
                    -----------------------

                    (i) Each request for the funding, continuation or conversion of a Revolving Loan shall be evidenced by the timely delivery by the Company to the Agent of a duly executed Loan Request (which delivery may be by facsimile transmission).

                    (ii) Upon receipt of a Loan Request for the funding of a new Revolving Loan or upon the date of any Standard L/C Drawing with respect to a Standard Letter of Credit which, in accordance with this Agreement, is to be reimbursed from the proceeds of a Revolving Loan, the Agent shall notify each Lender of such Lender's Percentage Share thereof no later than 11:00 a.m. (Los Angeles time) on the date such Loan Request is received by the Agent or such Standard L/C Drawing made (said notice by the Agent to the Lenders to be given telephonically and confirmed by facsimile transmission). Each Lender shall make its Percentage Share of the proposed Revolving Loan available to the Agent, in same-day funds, on the funding date at the Contact Office of the Agent, at such account as the Agent shall designate no later than 12:00 noon (Los Angeles time). The failure of any Lender to advance its Percentage Share of a proposed Revolving Loan shall not relieve any other Lender of its obligation hereunder to advance its Percentage Share thereof, but no Lender shall be responsible for the failure of any other Lender to make any such advance. Nothing contained herein shall in any manner or to any extent be deemed to constitute a waiver by the Company of any rights, powers and remedies which it may have against any Lender for failure of such Lender to fund its Percentage Share of Revolving Loans as required by the Loan Documents.

               (5)  Purchases by Lenders of Interests in Interim Bond Loans.
                    -------------------------------------------------------

                    (i) Each Lender shall pay to the Bond L/C Issuing Bank a purchase price for each Interim Bond Loan to be purchased by such Lender in accordance with Paragraph 2(c) equal to such Lender's
                                    --------------
          Percentage Share of the principal amount of such Interim Bond Loan. Such payment shall be made on the dates described and in accordance with the other provisions of this Paragraph 4(b)(5).
                                            -----------------

                    (ii) If the Agent shall receive notice from the Bond L/C Issuing Bank or from the Company no later than 10:00 a.m. (Los Angeles time) on a Business Day that Interim Bond Loans shall be made on such day, then the Agent shall notify each Lender of such Lender's Percentage Share thereof no later than 11:00 a.m. (Los Angeles time) on such day (said notice by the Agent to the Lenders to be given telephonically and confirmed by facsimile transmission), and each Lender shall make its Percentage Share of the Interim Bond Loans available to the Bond L/C Issuing Bank, in same-day funds, on such Business Day, at such account as the Bond L/C Issuing Bank shall designate no later than 12:00 noon (Los Angeles time). If the Agent shall receive notice from the Bond L/C Issuing Bank or from the Company after 11:00 a.m. (Los Angeles time) on a Business Day that Interim Bond Loans shall be made on such day or as soon as possible thereafter, then the Agent promptly shall notify each Lender of such Lender's

          Percentage Share thereof, and each Lender shall make its Percentage Share of the proposed Interim Bond Loan available to the Bond L/C Issuing, Bank in same-day funds, at such account as the Bond L/C Issuing Bank shall designate no later than 12:00 noon (Los Angeles time) on the next succeeding Business Day. Promptly upon receipt of such funds, the Bond L/C Issuing Bank shall notify the Agent of the amount received from each Lender.

                    (iii) The failure of any Lender to advance its Percentage Share of an Interim Bond Loan shall not relieve any other Lender of its obligation hereunder to advance its Percentage Share thereof, but no Lender shall be responsible for the failure of any other Lender to make any such advance. Nothing contained herein shall in any manner or to any extent be deemed to constitute a waiver by the Company of any rights, powers and remedies which it may have against any Lender for failure of such Lender to fund its Percentage Share of Interim Bond Loans as required by the Loan Documents.

               4(c)  Illegality. Notwithstanding any other provisions herein, if
                     ----------
any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender to make or maintain LIBOR Loans as contemplated by this Agreement: (1) the commitment of such Lender hereunder to make or to continue LIBOR Loans or to convert Base Rate Loans to LIBOR Loans shall forthwith be canceled and (2) such Lender's Percentage Share of Revolving Loans then outstanding as LIBOR Loans, if any, shall be converted automatically to Base Rate Loans at the end of their respective Interest Periods or within such earlier period as may be required by law. In the event of a conversion of any such Loan prior to the end of its applicable Interest Period the Company hereby agrees promptly to pay any Lender affected thereby, upon demand, the amounts required pursuant to Paragraph 4(d)
                                                                --------------
below, it being agreed and understood that such conversion shall constitute a prepayment for all purposes hereof. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder.

               4(d)  Requirements of Law; Increased Costs. In the event that any
                     ------------------------------------
applicable law, order, regulation, treaty or directive issued by any central bank or other governmental authority, agency or instrumentality or in the governmental or judicial interpretation or application thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) issued by any central bank or other governmental authority, agency or instrumentality:

                     (1) Does or shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Loans made hereunder, or change the basis of taxation of payments to such Lender of principal, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of such Lender);

                     (2) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory [revolving] loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or revolving loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of interest payable on the Obligations on account of Loans; or

                     (3) Does or shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing or maintaining any Loan or to reduce any amount receivable in respect thereof or the rate of return on the capital of such Lender or any corporation controlling such Lender, then, in any such case, the Company shall promptly pay to the Agent for the account of such Lender, upon receipt of the notice described in the next sentence, any additional amounts necessary to compensate such Lender for such additional cost or reduced amounts receivable or rate of return as determined by such Lender with respect to this Agreement or Loans made hereunder. If a Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 4(d), it shall promptly notify the Agent
                         --------------
(with a copy to the Company) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted to the Company shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and payment of the outstanding Loans and all other amounts payable hereunder.

               4(e)  Funding.  Each Lender shall be entitled to fund all or any
                     -------
portion of its Loans in any manner it may determine in its sole discretion, including, without limitation, in the Grand Cayman inter-bank market, the London inter-bank market and within the United States.

               4(f)  Prepayments
                     -----------

                     (1) The Company may prepay Loans (other than LIBOR Loans) hereunder in whole or in part at any time, it being acknowledged and agreed that LIBOR Loans may not be voluntarily prepaid prior to the last day of their applicable Interest Periods.

                     (2) The Company shall pay in connection with any prepayment hereunder all interest accrued but unpaid on Loans to which such prepayment is applied, and all prepayment premiums, if any, on LIBOR Loans to which such prepayment is applied, concurrently with payment to the Agent of any principal amounts.

               4(g)  Prepayment Premium.  In addition to all other payment
                     ------------------
obligations hereunder, in the event: (1) any Loan which is outstanding as a LIBOR Loan is prepaid prior to the last day of the applicable Interest Period or
(2) the Company shall fail to continue or to make a conversion to a LIBOR Loan after the Company has given notice thereof as provided in Paragraph 4(b) above,
                                                          --------------
then the Company shall immediately pay to the Lenders holding the Loans prepaid or not made, continued or converted, through the Agent, an additional premium sum compensating each Lender for losses, costs and expenses incurred by such Lender in connection with such prepayment or such failure to borrow, continue or convert. The Company acknowledges that such losses, costs and expenses are difficult to quantify and that, in the case of the prepayment of or failure to continue or convert to a LIBOR Loan, the following formula represent a fair and reasonable estimate of such losses, costs and expenses:

                                                 Days remaining in
                                                 Interest Period if
                    LIBOR Rate for               prepaid, or in the
                    Interest Period              case of failure to convert
                    when prepaid or,             or to continue the proposed
                    in the case                  Interest Period
                    of failure to                ----------------------------
Being Prepaid or    convert or to                           360
Not Being Converted continue, as quoted
or Continued        by the Agent on
                    Eurodollar Business
                    Day after receipt of
                    notice thereof by the
                    Agent plus LIBOR Spread



For purposes of calculating the current LIBOR for the days remaining in the Interest Period for both the increment being prepaid or not converted or continued said current LIBOR shall be an interest rate interpolated between LIBOR quoted for standard calender periods for subsequent months maturities in accordance with normal conventions. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by a Lender to the Company shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and the payment of all other Obligations.

          5.  Requirements of Law; Increased Costs pertaining to the Bond Letter
              ------------------------------------------------------------------
of Credit and Standard Letters of Credit. In the event that any applicable
----------------------------------------
law, order, regulation, treaty or directive issued by any central bank or other Governmental Authority, agency or instrumentality or in the governmental or judicial interpretation or application thereof, or compliance by the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or any Lender with any request or directive (whether or not having the force of law) issued by any central bank or other Governmental Authority, agency or instrumentality:

                    (1) Does or shall subject the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or any Lender to any tax of any kind whatsoever with respect to this Agreement, the Bond Letter of Credit, Bond Loan Documents, Standard Letters of Credit, Standard Loan Documents or the transactions contemplated hereby or thereby, or change the basis of taxation of payments to the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or such Lender of principal, fee, interest or any other amount payable hereunder (except for change in the rate of tax on the overall net income of the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or such Lender);

                    (2) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or revolving loans by, or other credit extended by, or any other acquisition of funds by, any office of the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or such Lender which are not otherwise included in the determination of interest payable on the Bond L/C Obligations or the Standard L/C Obligations; or

                    (3) Does or shall impose on the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or such Lender any other condition;

and the result of any of the foregoing is to increase the cost to the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or such Lender of issuing, renewing, maintaining, supporting or participating in the Bond Letter of Credit, any Standard Letter of Credit or to reduce any amount receivable in respect thereof or the rate of return on the capital of the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or such Lender or any corporation controlling the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or such Lender, then, in any such case, the Company shall promptly pay to the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or such Lender, upon its written demand made through the Agent, any additional amounts necessary to compensate the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or such Lender for such additional cost or reduced amounts receivable or rate of return as determined by the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or such Lender. If the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or a Lender becomes entitled to claim any additional amounts pursuant to this Paragraph 5, it shall promptly notify the Company
                         -----------
through the Agent of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or the Lender to the Company through the Agent shall be conclusive in the absence of manifest error. The provisions hereof shall survive the termination of this Agreement and payment of the unrepaid Bond L/C Drawings, Standard L/C Obligations and all other Bond L/C Obligations and Standard L/C Obligations.

          6.  Evidence of Obligations; Nature and Place of Payment; Default
              -------------------------------------------------------------
Interest; Computations, Allocations, Telephonic Notice.
------------------------------------------------------

              6(a)  Open Book Account. The obligation of the Company to repay
                    -----------------
the Loans, the Bond L/C Drawings and Standard L/C Drawings shall be evidenced by a notation on the books and records of the Agent and each Lender. The Agent shall deliver a monthly statement of account to the Company and each Lender setting forth the unpaid balance of Loans outstanding hereunder. Such statement shall (absent clerical error) be deemed conclusively correct and accepted by the Company and the Lenders unless any of such Persons notifies the Agent to the contrary within ten (10) Business Days following delivery of such statement. Upon any advance, conversion or prepayment with respect to any Loan, each Lender is hereby authorized to record the date and amount of each such advance and conversion made by such Lender, or the date and amount of each such payment or prepayment of principal of Loan made by such Company, the applicable Interest Period and interest rate with respect thereto, on its books (or by any analogous method any Lender may elect consistent with its customary practices) and any such recordation shall constitute prima facie evidence of the accuracy of the
                                  ----- -----
information so recorded absent manifest error. The failure of the Agent or any Lender to make any such notation shall not affect in any manner or to any extent the Company's Obligations hereunder.

               6(b)  Nature and Place of Payments. All payments made on account
                     ----------------------------
of the Obligations shall be made by the Company to the Agent for the account of the Bond L/C Issuing Bank, the Standard L/C Issuing Bank, the Lenders or the Agent, as applicable, without setoff or counterclaim, in lawful money of the United States of America in immediately available same day funds, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority and must be received by the Agent by 10:00 a.m. (Los Angeles time) on the day of payment, it being expressly agreed and understood that if a payment is received after 10:00 a.m. (Los Angeles time) by the Agent, such payment will be considered to have been made by the Company on the next succeeding Business Day and interest thereon shall be payable by the Company at the then applicable rate during such extension. All payments on account of the Obligations shall be made to the Agent through its Contact Office. If any payment required to be made by the Company hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. The Agent is hereby irrevocably authorized by the Company, upon prior notice to the Company (which notice may be telephonic), to debit the general operating account of the Company, if any, maintained with the Agent for the full amount of monthly and periodic interest billings, fees and other Obligations payable hereunder; provided, however, that the failure of the Agent to so debit such account shall not in any manner or to any extent affect the obligation of the Company to pay such Obligations as provided herein and in the other Loan Documents.

               6(c)  Default Interest.  Notwithstanding anything to the contrary
                     ----------------
contained herein, on any date that there shall have occurred and be continuing an Event of Default, any and all Obligations outstanding shall bear interest at a per annum rate equal to two percent (2%) in excess of the highest rate applicable to Loans under this Agreement.

               6(d)  Computations. All computations of interest and fees payable
                     ------------
hereunder shall be based upon a year of three hundred and sixty (360) days for the actual number of days elapsed.

               6(e)  Allocation of Payments Received. Prior to the occurrence of
                     -------------------------------
an Event of Default and acceleration of the Obligations, all amounts received by the Agent on account of Obligations under this Agreement shall be applied as the Company may direct in writing, subject to the requirement that disbursements to the Lenders shall be in accordance with their respective Percentage Shares. Amounts shall be disbursed by the Agent to the Bond L/C Issuing Bank, the Standard L/C Issuing Bank, and the Lenders by wire transfer on the date of receipt if received by the Agent before 10:00 a.m. (Los Angeles time) or if received later, by 12:00 noon (Los Angeles time) on the next succeeding Business Day, without further interest payable by the Agent. Following the occurrence of an Event of Default and acceleration of the Obligations, all amounts received by the Agent on account of the Obligations shall be disbursed by the Agent as follows:

                     (1) First, to the payment of reasonable expenses incurred by the Agent in the performance of its duties and enforcement of its rights under the Loan Documents, including, without limitation, all costs and expenses of collection, attorneys' fees, court costs and foreclosure expenses;

                     (2) Then, to the Lenders, pro rata in accordance with their respective Percentage Shares, until all outstanding Loans and unrepaid Bond L/C Drawings and Standard L/C Drawings and interest accrued thereon and all other Obligations have been paid in full, said amounts to be allocated first to interest and then, but only after all accrued interest has been paid in full, to principal of Loans and unrepaid Bond L/C Drawings and Standard L/C Drawings;

                     (3) Then, but only if there remain Outstanding the Bond Letter of Credit or any Standard Letters of Credit, to the Agent to hold as cash collateral for the obligation of the Company to reimburse any future Bond L/C Drawings or Standard L/C Drawings as the same may occur, until the Bond Letter of Credit and the Standard Letters of Credit are no longer Outstanding; and

                     (4) Then, to such Persons as may be legally entitled thereto.

              6(f)   Telephonic/Facsimile Communications.  Any agreement of
                     -----------------------------------
the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders shall be entitled to rely on the authority of any Person purporting to be an authorized Person, and the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Company to pay the Obligations shall not be affected in any way or to any extent by any failure by the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders of a confirmation which is at variance with the terms understood by the Agent, the Bond L/C Issuing Bank and the Standard L/C Issuing Bank and the Lenders to be contained in the telephonic or facsimile notice. The Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders shall not be relieved of liability under the preceding sentence for their gross negligence or willful misconduct in acting solely upon written or facsimile notice.

          7.  Fees.  The Company shall pay the following fees:
              ----

              7(a)   Bond Letter of Credit Fees.
                     --------------------------

                     (1) To the Agent for the pro rata benefit of the Lenders, including the Bond L/C Issuing Bank in its capacity as such, in accordance with their respective Percentage Shares on or before the date of issuance by the Bond L/C Issuing Bank of the Bond Letter of Credit, in advance, for the period from the date of issuance of the Bond Letter of Credit to and including December 31, 1999 and in advance on the last day of each March, June, September and December thereafter, a non-refundable Bond Letter of Credit fee in an amount calculated on the basis of a 360 day year for the actual number of days in the applicable calculation period ending on such date at a rate per annum equal to the Bond Letter of Credit Fee Percentage on the face amount of the Bond Letter of Credit on the required payment date.

                     (2) To the Bond L/C Issuing Bank, for its sole account, such fees as may be separately set forth in a letter between the Company and the Bond L/C Issuing Bank .

                     (3) To the Bond L/C Issuing Bank, such drawing, transfer and other standard fees relating to the Bond Letter of Credit as are customarily charged by Bond L/C Issuing Bank to its customers from time to time with respect to similar letters of credit issued by it.

               7(b)  Facility Fee.  To the Agent for the pro rata benefit of the
                     ------------
Lenders in accordance with their respective Percentage Shares, on or before the Effective Date, on the last Business Day of the last month of each calendar quarter (and on the Revolving Loan Maturity Date) for the such calendar quarter (or portion thereof), a facility fee in the amount set forth in a fee billing delivered by the Agent to the Company, which facility fee shall be computed at the per annum rate of one half of one percent (0.5%) on the average daily Revolving Credit Limit in effect during the immediately preceding calendar quarter (or portion thereof).

               7(c)  Standard Letter of Credit Fees.
                     ------------------------------

                     (1) To the Agent for the pro rata benefit of the Lenders, including the Standard L/C Issuing Bank in its capacity as such, in accordance with their respective Percentage Shares on or before the date of issuance by the Standard L/C Issuing Bank of each Standard Letter of Credit, in advance, for the period from the date of issuance of such Standard Letter of Credit to and including December 31, 1999 and in advance on the last day of each March, June, September, and December thereafter, a non-refundable Standard Letter of Credit fee in an amount calculated on the basis of a 360 day year for the actual number of days in the applicable calculation period at a rate per annum equal to the Standard Letter of Credit Fee Percentage on the face amount of the Standard Letters of Credit Outstanding on the required payment date

                     (2) To the Standard L/C Issuing Bank, for its sole account, such fees as may be separately set forth in a letter between the Company and the Standard L/C Issuing Bank.

                     (3) To the Standard L/C Issuing Bank, such drawing, transfer and other standard fees relating to the Standard Letter of Credit as are customarily charged by Standard L/C Issuing Bank to its customers from time to time with respect to similar letters of credit issued by it.

               7(d)  Agent's Fees. To the Agent for its sole account such fees
                     ------------
as shall be separately set forth in a writing between the Agent and the Company from time to time.

               7(e)  Interest on Delayed Funding. If any Lender fails to make
                     ---------------------------
funds available to the Agent, the Bond L/C Issuing Bank or any other Lender promptly when payable in accordance with this Agreement, such amount shall bear interest until paid at the Federal Funds Rate.

          8.   Security Documents; Guaranties; Additional Documents.
               ----------------------------------------------------

               8(a)  Security Documents . As credit support for the Interim Bond
                     ------------------
Loans, the Revolving Loans, Standard L/C Obligations, the participations of the Lenders in respect of the Standard L/C Obligations and Bond L/C Obligations, interest and fees thereon and all other Obligations, the Company will execute and deliver, and cause each Guarantor to execute and deliver to the Agent, for the benefit of the Bond L/C Issuing Bank, the Standard L/C Issuing Bank, and the Lenders, Security Agreements substantially in the form of Exhibits B-1 and B-2,
                                                          ------------     ---
respectively, to this Agreement, a Bond Pledge Agreement substantially in the form of Exhibit J to this Agreement, and such financing statements, documents
        ---------
and instruments (collectively, the "Security Documents").as are in the Agent's judgment necessary or desirable to obtain, subject only to Permitted Liens, a first priority perfected security interest in the Collateral except (i) Collateral that, in the ordinary course of business, is temporarily moved to jurisdictions in which such security interest is not perfected and (ii) Collateral in the nature of bank accounts that serve as clearing accounts in which not more than $100,000 is maintained on deposit.

               8(b)  Guaranties.  As credit support for the Obligations, the
                     ----------
Company shall cause each now existing and hereafter created or acquired U.S. domestic Subsidiary of the Company (each, a "Guarantor") to execute and deliver to the Agent for the benefit of the Lenders a credit guaranty in the form of Exhibit C (each, a "Guaranty" and, collectively, the "Guaranties") to this
---------
Agreement.

               8(c)  Additional Documents.  The Company agrees to execute and
                     --------------------
deliver and to cause to be executed and delivered to the Agent from time to time such documents, instruments and agreements as are in the Agent's judgment necessary or desirable to (i) obtain for the Agent on behalf of the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders the benefits intended to be conveyed by the parties as contemplated by this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, the Company agrees to (a) cause to be executed and delivered to the Agent from each Subsidiary created after the date of this Agreement (1) a Guaranty; (2) Security Documents granting to the Agent a perfected security interest in substantially all Property of such Subsidiary; and (3) such organizational documents, resolutions, incumbency certificates, and opinions or the Agent may reasonably request in connection with the foregoing, and (b) execute and deliver such additional documents as from time to time may be required to prevent payments by the Bond L/C Issuing Bank on account of the Bonds from constituting preferential transfers to the holders of the Bonds under the United States Bankruptcy Code.

          9.  Conditions to Revolving Loans and Issuance of Letters of Credit.
              ----------------------------------------------------------------

              9(a)  First Revolving Loan and Issuance.  As conditions precedent
                    ---------------------------------
to the issuance of the Bond Letter of Credit or the first Standard Letter of Credit, and to the making of the first Revolving Loan:

                    (1) The Company shall have delivered or shall have had delivered to the Agent, in form and substance satisfactory to the Agent and its counsel, each of the following (with sufficient copies for each of the Lenders):

                          (i)    A duly executed copy of this Agreement;

                          (ii) A duly executed copy of a Guaranty from each of the Guarantors;

                          (iii)  A duly executed copy of each Security Document;

                          (iv) The Approved Budget, the Approved Construction Schedule, and report from an independent engineer acceptable to the Lenders with respect to review of the Construction Plans, the feasibility of the Project, addressing the Approved Budget, Approved Construction Schedule, and such other matters as the Lenders may request;

                          (v) Loss payee endorsements, additional insured certificates, and other certificates of insurance acceptable to the Agent evidencing the insurance required to be maintained by the Company pursuant to Paragraph 11(i) below;
                              ---------------

                          (vi) A true and correct copy of each of the Bond Documents;

                          (vii)   Such credit applications, financial
          statements, authorizations and such information concerning the Company, the Guarantors and their respective business, operations and condition (financial and otherwise) as any Lender may reasonably request;

                          (viii) Certified copies of resolutions of the Board of Directors of the Company approving the execution and delivery of the Loan Documents and Bond Documents to which the Company is party;

                          (ix) A certificate of the Secretary or Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign the Loan Documents and Bond Documents to which the Company is party;

                          (x) Certified copies of resolutions of each of the Guarantors approving the execution and delivery of the Guaranty to be executed by such Guarantor;

                          (xi) A certificate of an authorized officer of the Guarantors certifying the names and true signatures of the officer(s) of the

          Guarantor authorized to sign the Guaranty to be executed by such Guarantor;

                          (xii) An opinion of counsel to the Company and the Guarantors, which counsel shall be satisfactory to the Agent, substantially in the form of that attached hereto as Exhibit D;
                                                               ---------

                          (xiii) An opinion of Bond Counsel (as defined in the Indenture) either addressed to the Lender or authorizing the Lenders to rely on such opinion with respect to the Bond Documents and such other matters as the Agent may reasonably request;

                          (xiv) The Bonds shall have received a rating from a nationally recognized rating agency acceptable to the Agent and the Bond L/C Issuing Bank;

                          (xv) Evidence satisfactory to the Agent and the Bond L/C Issuing Bank and the Lenders that all conditions precedent to the issuance of the Bonds (other than delivery of the Bond Letter of Credit) have been satisfied and that the Bonds will be issued on terms satisfactory to the Agent, the Bond L/C Issuing Bank and the Lenders.

                    (2) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                    (3) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by the Loan Documents shall be satisfactory in form and substance to the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank, the Lenders and their counsel.

               9    (b)  Conditions to making each Revolving Loan and issuance
                         -----------------------------------------------------
of each Standard Letter of Credit. As conditions precedent to the issuance of
---------------------------------
any subsequent Standard Letter of Credit and the making of any Revolving Loan,

                    (1) In the case of a Standard Letter of Credit, there shall have been delivered to the Standard L/C Issuing Bank, through the Agent, the required Standard Letter of Credit Application therefor.

                    (2) In the case of a Revolving Loan, the required Loan Request therefor.

                    (3) The representations and warranties of the Company and Guarantors contained in the Loan Documents shall be accurate and complete in all material respects as if made on and as of the date of the Revolving Loan is to be made or the Standard Letter of Credit is to be issued.

                    (4) There shall not have occurred an Event of Default or Potential Default.

               9(c) Conditions to disbursements of funds from
                    -----------------------------------------
Disbursement Account. As conditions precedent to disbursement from the
--------------------
Disbursement Account established in Section 11(m) hereof to or for the account of the Company, unless waived by the Lenders, each of the following conditions shall have been fulfilled to the Agent's satisfaction:

                    (1)  The Agent shall have received a written
     request for disbursement from the Company, in form and substance satisfactory to the Agent.

                    (2) The representations and warranties of the Company and Guarantors contained in the Loan Documents shall be accurate and complete in all material respects as if made on and as of the date of the requested disbursement.

                    (3) There shall not then be continuing an Event of Default or Potential Default.

                    (4) At least ten (10) Business Days prior to the requested disbursement, there shall have been delivered to the Agent or its designee (i) a report, setting forth such details concerning the progress of the Project as the Agent, the Independent Engineer or the Construction Manager may require, including without limitation: (A) a detailed breakdown of all costs covered by the Approved Budget, including an itemization of
     (1) all costs accrued as of the date of requested disbursement, (2) all costs accrued and unpaid as of such date, (3) all costs projected to be necessary to complete the Project, and (4) the application of all past disbursements; (B) a current construction progress schedule consistent with the Approved Construction Schedule; and (C) all changes from the previous report which are known or reasonably anticipated by the Company; (ii) evidence of proper application of all past disbursements, including without limitation the following: (A) an unconditional partial waiver of lien from each contractor and subcontractor, in form and substance satisfactory to the Agent or its designee, covering the full amount of all past disbursements for direct construction costs through the date of the most recent disbursement; and (B) an unconditional final waiver of lien, in form and substance satisfactory to the Agent or its designee, from each contractor and each subcontractor who, as of the most recent disbursement, had completed the work covered by its contract or subcontract, covering the full amount due each such contractor or subcontractor; and (iii) such other documents and information as the Agent, the Independent Engineer, or the Construction Manager may reasonably require.

                    (5) With respect to disbursements for direct construction costs, the work of construction shall be progressing or shall have been completed to the Agent's satisfaction, based on the inspection and findings of the Agent, the Independent Engineer, or the Construction Manager.

                    (6) At the option of the Agent, each disbursement for direct construction costs may be subject to a holdback (the "Retainage") of up to ten percent (10%) of the amount of all direct construction costs incurred through the date of such disbursement; provided, however, that no such Retainage shall be required for (i) contracts or subcontracts of less than $10,000 or (ii) for materials and supplies purchased directly from vendors and suppliers. The amount of such Retainage shall be disbursed to or for the account of the Company upon determination by the Agent, the Independent Engineer, or the Construction Manager that (i) the Project has been completed in accordance with the Construction Plans and all Requirements of Law, and the Company shall have furnished to the Agent, at the Company's expense, a standard AIA form of Certificate of Project Completion, signed by the Company and Company's architect, certifying that the construction work has been completed in a good and workmanlike manner and in accordance with such plans; (ii) a valid notice of completion shall have been recorded and the applicable lien periods shall have expired, or, in lieu thereof, the Agent shall have received and approved final lien waivers and releases, in form and substance satisfactory to the Agent, from all contractors, subcontractors, laborers and materialmen employed or furnishing materials in connection with the construction work; (iii) all claims of lien and stop notices that may have been recorded or notice thereof served on the Agent, the Issuer or the Trustee shall have either been paid in full and released or the Company shall have posted a surety bond sufficient to discharge the same; (iv) if requested by the Agent, the Company shall have delivered or caused to be delivered to the Agent a complete set of "as built" working drawings for the Project; (v) the Agent shall have received evidence of appropriate approvals from all Governmental Authorities regarding completion of the construction work, which approvals shall be evidenced by an irrevocable certificate for the permanent occupancy thereof to the extent such approval is a condition to the lawful use and occupancy of the Project; and (vi) at the request of the Agent, the Company shall have delivered to the Agent copies of all agreements, permits and licenses issued in connection with or required for the construction Project, and all insurance policies or certificates required under Paragraph 9(a)(1)(viii) of this Agreement, to the
     -----------------------
     extent not previously delivered.

          10.  Representations and Warranties of the Company.  As an
               ---------------------------------------------
inducement to the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and each Lender to enter into this Agreement, the Company represents and warrants to the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and each Lender that:

               10(a)  Financial Condition. The financial statements, dated the
                      -------------------
Statement Date and the Interim Date, copies of which have heretofore been furnished to each Lender by the Agent, are complete and correct and present fairly in accordance with GAAP the financial condition of the Company and its consolidated Subsidiaries at such dates and the consolidated and consolidating results of their operations and changes in financial position for the fiscal periods then ended.

               10(b)  No Change. Since the Interim Date there has been no
                      ---------
material adverse change in the business, operations, assets or financial or other condition of the Company or the Company and its Subsidiaries taken as a whole. Except as expressly disclosed in writing to the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders prior to the Effective Date, from the Interim Date through the Effective Date, neither the Company nor any of its Subsidiaries has entered into, incurred or assumed any material long-term debt, mortgages, leases or oral or written commitments, nor commenced any significant project, nor made any purchase or acquisition of any significant property.

               10(c)  Corporate Existence; Compliance with Law. The Company and
                      ----------------------------------------
each of its Subsidiaries: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the jurisdiction of its organization and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a Material Adverse Effect, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could have a Material Adverse Effect.

               10(d)  Corporate Power; Authorization; Enforceable Obligations.
                      -------------------------------------------------------
The Company and each of its Subsidiaries has the corporate power and authority and the legal right to execute, deliver and perform the Loan Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Loan Documents. The Loan Documents to which the Company or any of its Subsidiaries is party have been duly executed and delivered on behalf of such Person and constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

               10(e)  No Legal Bar. The execution, delivery and performance of
                      ------------
the Loan Documents to which the Company or any of its Subsidiaries is party, the borrowing under the Revolving Loan Agreement and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries the violation of which could have a Material Adverse Effect or result in the creation of any Lien on any assets of the Company or any of its Subsidiaries.

               10(f)  No Material Litigation. Except as disclosed on Exhibit E
                      ----------------------                         ---------
hereto, no litigation, investigation or proceeding of or before any arbitrator, court or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of such parties' properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a Material Adverse Effect.

               10(g)  Taxes. The Company and each of its Subsidiaries have
                      -----
filed or caused to be filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property other than taxes which are being contested in good faith by appropriate proceedings and as to which the Company or applicable Subsidiary has established adequate reserves in conformity with GAAP.

               10(h)  Investment Company Act. The Company is not an "investment
                      ----------------------
company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               10(i)  Subsidiaries. Attached hereto as Exhibit F is an accurate
                      ------------                     ---------
and complete list of the Subsidiaries, their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Company or other Subsidiaries. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

               10(j)  Federal Reserve Board Regulations. Neither the Company nor
                      ---------------------------------
any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of such terms under Regulation U. No part of the proceeds of any funding under this Agreement or any Bond L/C Drawing or Standard L/C Drawing will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

               10(k)  ERISA. The Company and each of its Subsidiaries are in
                      -----
compliance in all respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any of its Subsidiaries which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

               10(l)  Assets. The Company and each of its Subsidiaries has good
                      ------
and marketable title to all property and assets reflected in the financial statements dated the Interim Date referred to in Paragraph 10(a) above, except
                                                 ---------------
property and assets sold or otherwise disposed of in compliance with Paragraph
                                                                     ---------
12(h) below and otherwise in the ordinary course of business subsequent to the
-----
Interim Date. Neither the Company nor any of its Subsidiaries has outstanding Liens on any of its properties or assets nor are there any security agreements to which the Company or any of its Subsidiaries is a party, or title retention agreements, whether in the form of leases or otherwise, of any personal property except as reflected in the financial statements referred to in Paragraph 10(a)
                                                               ---------------
above or as permitted under Paragraph 12(a) below.
                            ---------------

               10(m)  Securities Acts. The Company has not issued any
                      ---------------
unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other law, and is not violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. The Company is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Loan Documents.

               10(n)  Consents, Etc. No consent, approval, authorization of, or
                      -------------
registration, declaration or filing with any Governmental Authority or any other Person is required on the part of the Company or any of its Subsidiaries in connection with the conduct of its business or the execution and delivery of the Loan Documents or the performance of or compliance with the terms, provisions and conditions hereof or thereof other than such as have been obtained prior to or concurrently with the occurrence of the Effective Date.

               10(o)  Copyrights, Patents, Trademarks and Licenses, etc. The
                      --------------------------------------------------
Company owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of its business, without conflict with the rights of any other Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company infringes upon any rights held by any other Person. Except as specifically disclosed in Exhibit E
                                                                     ---------
hereto, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Company, threatened, and, to the knowledge of the Company, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which, in either case, could, reasonably be expected to have a Material Adverse Effect.

               10(p)  Hazardous Materials. Except for incidents that (1) have
                      -------------------
been fully remediated in accordance with all applicable Hazardous Materials Laws; (2) would not violate Paragraph 11(j)(2) below if such circumstance
                            ------------------
occurred to the date of this Agreement; or (3) are disclosed in filings heretofore made by the Company with the Securities and Exchange Commission, neither the Company nor, to the best knowledge of the Company, any other Person has in violation of any Requirements of Law: (1) caused or permitted any Hazardous Materials to be released or disposed of in, on, under or about any Property or any part thereof; (2) caused or permitted to be incorporated into or utilized in the construction of any improvements located on any Property any chemical, material, or substance to which exposure is prohibited, limited or regulated by any Hazardous Materials Laws or which, even if not so regulated, is known to pose a hazard (either in its present form or if disturbed or removed) to the health and safety of the occupants of or visitors to such Property or of property adjacent to such Property; or (3) discovered the presence on or under any Property of any underground tanks used for the storage of Hazardous Materials or any occurrence or condition on any Property or any property adjacent to or in the vicinity of such Property that could cause such Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such Property under any Hazardous Materials Laws.

               10(q)  Regulated Entities. The Company is not subject to
                      ------------------
regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.


               10(r)  Approved Budget. On a line-by-line and total basis the
                      ---------------
costs shown in the Approved Budget, to the best of the Company's belief, represent the total of all costs, expenses and fees that the Company expects to pay or may be or become obligated to pay to construct the Project.

          10(s)  Bond Document Representations. Each of the representations and
                 -----------------------------
warranties made by the Company in any of the Bond Documents is true and correct in all material respects.

          10(t)  Security Documents. The Security Documents are effective to
                 ------------------
create in favor of the Agent, for the ratable benefit of the Lenders, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank, and the Lenders a legal, valid and enforceable security interest in the Collateral and, when duly recorded or filed, the Liens granted under the Security Documents shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral, subject only to Permitted Liens and any pari passu Lien in favor of the Trustee.

          10(u)  Solvency. The Company and each of its Subsidiaries is, and at
                 --------
all times during the term of this Agreement will be, Solvent after giving effect to each of the Loan Documents.

          10(v)  Year 2000. The Company and each of its Subsidiaries has made a
                 ---------
full and complete assessment of the Year 2000 Issues and has a realistic and achievable program for remediating the Year 2000 Issues on a timely basis and in a manner such that a Material Adverse Effect would not reasonably be expected to occur (the "Year 2000 Program"). Based on such assessment and on the Year 2000 Program the Company does not reasonably anticipate that Year 2000 Issues will have a Material Adverse Effect.

          11.    Affirmative Covenants. The Company hereby covenants and agrees
                 ---------------------
with the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and each Lender that, as long the Bond Letter of Credit or any Standard Letter of Credit is Outstanding or any Bond L/C Obligations, Standard L/C Obligations or other Obligations remain unpaid or the Lenders have any commitment to extend credit under this Agreement, unless otherwise agreed by the Agent and the Required Lenders in writing, the Company shall:

                 11(a)  Financial Statements. Furnish or cause to be furnished
                        --------------------
to the Agent and to each of the Lenders directly:

                 (1) Within ninety (90) days after the last day of each fiscal year of the Company, consolidated statements of income and statements of changes in financial position for such year and balance sheets as of the end of such year presented fairly in accordance with GAAP and accompanied by an unqualified report of a firm of independent certified public accountants reasonably acceptable to the Agent;

                 (2) Within forty five (45) days after the last day of each fiscal quarter, consolidated statements of income and changes in financial position for such calendar quarter and balance sheets as of the end of such calendar quarter of the Company and its Subsidiaries;

                 (3) Concurrently with the delivery of each of the financial statements delivered pursuant to subparagraph (1) and (2) above, a Compliance Certificate of the chief financial officer of the Company stating that such financial statements are presented fairly in accordance with GAAP, confirming as of the last day of such fiscal period the continuing accuracy and completeness of all representations and warranties of the Company set forth in the Loan Documents or, with respect to any representation and warranty made as of a specific date, the accuracy and completeness as of such date, and that there does not exist a Potential Default or an Event of Default hereunder;

                 (4) Within ninety (90) days after the last day of each fiscal year, cash flow projections for the current fiscal year prepared in form and detail acceptable to the Agent;

                 (5) Promptly upon filing, a copy of each Form 10-Q, 8-K, and any other form or filing that the Company files from time to time with the Securities and Exchange Commission.

          11(b)  Other Information. Promptly furnish or cause to be furnished to
                 -----------------
the Agent (with the Agent providing the same to each of the Lenders):

                 (1) Upon request of the Agent or the Bond L/C Issuing Bank, evidence satisfactory to the requesting Person that the Company and each of its Subsidiaries are in full compliance with Paragraphs 11(i) (Insurance)
                                                  ----------------
     and 11(j) (Hazardous Materials) below and that the representations in
         -----
     Paragraphs 10(c) (Corporate Existence; Compliance with Law); 10(e) (No
     ----------------                                             -----
     Legal Bar), 10(p) (Hazardous Materials) and 10(n) (Consents) above are and
                 -----                           -----
     have been at all applicable times true and correct in all materials respects.

                 (2) Such additional financial and other information, including, without limitation, financial statements of the Company and the Guarantors as the Agent or any Lender (through the Agent) may from time to time reasonably request.

          11(c)  Payment of Indebtedness. Itself, and shall cause each of its
                 -----------------------
Subsidiaries to, pay, discharge or otherwise satisfy at or before maturity or before it becomes delinquent, defaulted or accelerated, as the case may be, all its Indebtedness (including taxes), except Indebtedness being contested in good faith and for which provision is made to the satisfaction of the Agent for the payment thereof in the event the Company or such Subsidiary is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company or such Subsidiary.

          11(d)  Maintenance of Existence and Properties. Itself, and shall
                 ---------------------------------------
cause each of its Subsidiaries to, maintain its corporate existence and maintain all rights, privileges, licenses, approvals, franchises, properties and assets necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law the failure to comply with which could have a Material Adverse Effect.

          11(e)  Inspection of Property; Books and Records; Discussions. Itself,
                 ------------------------------------------------------
and shall cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law the failure to comply with which could have a Material Adverse Effect shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank, the Independent Engineer, the Construction Manager or any Lender (at no cost or expense to the Company or any Subsidiary and during normal business hours (unless there shall have occurred and be continuing an Event of Default)) to visit and inspect any of its properties (including, without limitation, the Project) and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by the Agent or any Lender and to discuss the business, operations, properties and financial and other condition of the Company and any of its Subsidiaries with officers and employees of such parties, and with their independent certified public accountants.

               11(f)  Notices.  Promptly give written notice to the Agent and
                      -------
each of the Lenders directly of:

                      (1) The occurrence of any Potential Default or Event of Default;

                      (2) Any litigation or proceeding affecting the Company or any of its Subsidiaries which is likely to be resolved adversely and which if resolved adversely could have a Material Adverse Effect;

                      (3) The occurrence of any change that might result in a Material Adverse Effect; and

                      (4) Prior to the occurrence thereof, the formation of any Subsidiary following the Effective Date.

               11(g)  Expenses.  Pay all reasonable out-of-pocket expenses
                      --------
(including fees and disbursements of counsel): (1) of the Agent incident to the preparation, negotiation and administration of the Loan Documents and the protection of the rights of the Lenders, the Bond L/C Issuing Bank the Standard L/C Issuing Bank, and the Lenders under the Loan Documents, including, without limitation, the costs and expenses of the Independent Engineer and the Construction Manager; and (2) of the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and each of the Lenders incident to the enforcement of payment of the Obligations, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving the Company or a "workout" of the Obligations. The obligations of the Company under this Paragraph 11(g) shall be effective and enforceable whether or not the
           ---------------
Bond Letter of Credit, any Standard Letter of Credit or any Loan is issued or made hereunder and shall survive payment of all other Obligations.

               11(h)  Loan Documents. Itself and cause each of the Guarantors to
                      --------------
comply with and observe all terms and conditions of the Loan Documents and Bond Documents to which it is a party.

               11(i)  Insurance.
                      ---------

               (1) Itself and cause each of its Subsidiaries to obtain and maintain insurance with responsible companies in such amounts and against such risks as are usually carried by corporations engaged in similar businesses similarly situated, and furnish any of the Lenders on request (made through the Agent) full information as to all such insurance.
     Without limiting the generality of the foregoing, the Company shall (i) maintain insurance with at least the limits and coverage described on Exhibit G hereto and with insurance companies with a Best rating no less
     ---------
     than that of the insurance companies issuing the policies described on such Exhibit G , (ii) cause the Agent, for the benefit of itself, the Bond L/C
     ---------
     Issuing Bank, the Standard L/C Issuing Bank and the Lenders, to be named as loss payee on all casualty insurance maintained by the Company and the Subsidiaries, and (iii) cause the Agent, for the benefit of itself, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank, and the Lenders, to be named as additional insured on all other insurance maintained by the Company and its Subsidiaries. Proceeds of casualty insurance on account of the Project, until the Project is completed, shall be paid to the Agent for deposit into the Disbursement Account and may be withdrawn therefrom in accordance with the provisions of this Agreement.

               (2) After completion of the Project, upon the happening of any casualty to the Project or any part thereof, Company shall give prompt written notice thereof to Agent. If the Company reasonably determines that the cost of restoration, repairs, replacement, rebuilding or alterations of the Project (all of which temporary repairs, protection of property and permanent restoration, repairs, replacements, building and alterations are hereinafter collectively referred to as the "Restoration") will not exceed the sum of five hundred thousand dollars ($500,000) and that the damage to the Project is covered by applicable insurance, then, upon approval by the Agent, which shall not be unreasonably withheld, the Company shall promptly commence the Restoration and diligently pursue Restoration activities until completion, in compliance with all applicable laws and regulations. The Company shall be entitled to receive any insurance proceeds paid as a result of the damage but shall promptly pay any costs of Restoration that exceed insurance available therefor.

               (3) If the Company reasonably believes that the cost of Restoration described in this section will be greater than five hundred thousand dollars ($500,000), then all proceeds of insurance shall be payable to Agent. The Company hereby authorizes payment of such insurance directly to the Agent by the insurer. for application first toward reimbursement of all costs and expenses of the Agent in connection with recovery of the same, and then, except as set forth below in this section, shall be applied in the sole and absolute discretion of the Agent to the payment or prepayment of the Indebtedness in such order as Agent may determine; provided, however, if the Company shall have furnished to the Agent an estimate of the cost of Restoration accompanied by an architect's certificate as to such costs and appropriate final plans and specifications for Restoration of the Project, all of which shall be approved by Agent, the Project so restored or rebuilt shall be of at least equal value and substantially the same character as prior to the damage or destruction and appropriate for the purposes for which they were originally erected, the Company shall have furnished the Agent with evidence satisfactory to the Agent that the Project so restored and/or reconstructed and their use fully comply with all zoning and building laws, ordinances and regulations, and with all other applicable federal, state, and municipal laws and requirements, if the estimated cost of restoration exceeds the amounts available, the Company shall have furnished a satisfactory bond of completion or deposited with the Agent such sums as may be necessary to pay such excess costs, the Company shall not then be in default under any of the Loan Documents, then the insurance, less the actual costs, fees and expenses, if any, incurred in connection with adjustment of loss and the Agent's administrative expenses relating to such loss and the disbursement of the proceeds shall be applied by the Agent to the payment of all the costs of the Restoration, and shall be paid out in accordance with the procedures set forth in Paragraph 9(c) from time to
                                                 --------------
     time as such Restoration progresses upon the written request of the Company if the work for which payment is requested has been done in a good and workmanlike manner and substantially in accordance with the plans and specifications therefor.

               11(j)  Hazardous Materials.  Itself, and shall cause each of its
                      -------------------
Subsidiaries to:

                      (1) Unless otherwise described in filings delivered to the Agent pursuant to Paragraph 11(a) above, immediately advise the Agent
                           --------------
     in writing if (i) any Hazardous Materials Claims in an aggregate amount in excess of $100,000.00 are hereafter asserted; (ii) any discharge, release, or disposal of any Hazardous Materials in, on, or under any Property would, if remediation of such condition were required by any applicable governmental agency with jurisdiction over such Property, result in remediation costs in excess of $100,000.00.

                      (2) Use its best, commercially reasonable efforts to keep and maintain each Property in compliance with, and not cause or permit any Property to be in violation of, any Hazardous Material Laws, and in all events shall ensure that in the event any discharge, release or disposal of any Hazardous Materials has occurred in, on, under, or about any Property that such incident does not have a Material Adverse Effect.

               11(k)  Compliance with Laws.  Itself, and shall cause each of its
                      --------------------
Subsidiaries to, comply, in all material respects with all Requirements of Law and Contractual Obligations the failure to comply with which could have a Material Adverse Effect.

               11(l)  Project Construction Covenants.
                      ------------------------------

                      (1) If the Agent or the Construction Manager at any time shall determine in its reasonable discretion that (i) the Approved Budget is inadequate to insure completion of the Project in accordance with the Construction Plans and all Requirements of Law according to the Approved Construction Schedule or (ii) amounts on deposit in the Disbursement Account are insufficient to complete the Project in accordance with the Construction Plans, promptly, upon receipt of written demand by the Agent, deposit or cause to be deposited in the Construction Account such amount as the Agent or the Construction Manager deems necessary to complete the Project in accordance with the Construction Plans and the Approved Construction Schedule. Upon such deposit, the Approved Budget shall be deemed modified accordingly.

                    (2) Promptly upon issuance of the Bond Letter of Credit, commence construction of the Project under the Construction Plans and shall cause such construction to continue with diligence and continuity in compliance with the Approved Budget and Approved Construction Schedule; provided, however, that the Approved Construction Schedule may be extended for a period equal to proven delays caused by fire, earthquake or other acts of God, acts of public enemies, riot, insurrection, governmental regulation of the sale of materials and supplies or the transportation thereof, strikes directly affecting the work of construction or shortages of material or labor resulting directly from governmental control or diversion, but in no event shall any milestone or completion pursuant to the Approved Construction Schedule be extended for such causes for more than a total of forty-five (45) days without the prior written consent of the Agent or the Construction Manager.

                    (3) Construct the Project in accordance with the Construction Plans and shall not, without the prior written consent of the Agent or the Construction Manager, agree to any material change order or any changes that (i) would increase the Approved Budget by more than $250,000, or (ii) would cause the aggregate of all change orders (whether proposed or executed) to exceed $750,000, unless such change order shall be submitted to the Agent for its prior written approval on a form acceptable to the Agent or the Construction Manager, accompanied, by a copy of the contract to which such change order relates.

                    (4) Acknowledge that the Agent and the Construction Manager may require up to ten (10) days after receiving information and confirmations to respond to change orders, and the Company consents to such delays and agrees to cooperate diligently with the Agent in the gathering of the information required. In addition, the Company acknowledges and agrees that neither the Agent nor the Construction Manager is under any duty to review, advise or inform the Company of, and the Agent's or Construction Manager's approval or disapproval shall not constitute a warranty or representation about, the quality or suitability of the plans or any modification, amendment or supplement thereto.

                    (5) During the construction period, permit the Agent and the Construction Manager (i) to have free entry and access to the Project and to all sites away from the Project where materials that are to be incorporated into the Project are stored; (ii) at the Company's expense, to inspect all work done, labor performed and materials furnished for use in the Project; (iii) if Company does not provide satisfactory information to contact directly or otherwise communicate with any contractor or subcontractor; and (iv) to examine, copy and make extracts of, all books, records, accounting data, subcontracts and other documents pertaining to the Company or the Project and all contractors and subcontractors supplying goods or services in connection with the construction of the Project. The Company shall cooperate with and shall use commercially reasonable efforts to cause all contractors and all subcontractors to cooperate with the Agent and the Construction Manager. Said books, records, accounting data, subcontracts and documents shall be made available to the Bank promptly upon written demand therefor. The Company shall require or cause its contractors to require that all contracts relating to the Project contain an acknowledgement of the foregoing inspection rights, except where such rights have been waived by the Agent in writing.

                      (6) Acknowledge that neither the Agent nor the Construction Manager is under any duty to supervise or to inspect the work of construction, the labor performed therefor, the materials used therein or any books and records. The Company agrees that any inspections by the Agent and Construction Manager are for the sole purpose of preserving the Agent's rights hereunder and that the Company is not entitled to rely upon the same with respect to materials, workmanship, compliance with the approved plans or otherwise. The Company intends and agrees to conduct its own investigations and inspections of the construction, the labor performed and materials supplied to determine that the quality of the Project and all other requirements of the construction are being performed in a manner satisfactory to the Company. The Company agrees to immediately notify the Agent and the Construction Manager, in writing, should the same be in any manner unsatisfactory. A failure to inspect the construction of the Project, any part thereof or any books and records relating thereto, shall not constitute a waiver of any of the Agent's rights hereunder. Inspection not followed by notice of default shall not constitute a waiver of any default then existing; nor shall it constitute an acknowledgement that there has been or will be compliance with the plans approved by the Agent, Independent Engineer or Construction Manager or that the construction is free from defective materials or workmanship.

                      (7) Promptly discharge or cause to be discharged any mechanics' or materialmen's liens or claims of lien filed or otherwise asserted against the Project or any funds due any contractor and any proceedings for the enforcement thereof and shall promptly discharge or cause to be discharged any stop notices received by the Agent, the Issuer, or the Trustee; provided, however, that so long as no proceedings shall have been commenced for the enforcement of such claims or liens, the Company shall have the right to contest in good faith and with reasonable diligence the validity of any such liens or claims. In the case of stop notices, the Company shall have the right to contest, in good faith and with reasonable diligence, the validity of any stop notice, provided that the Company shall immediately file with the Agent, Construction Manager and the Trustee a bond in the form and amount required by law in order to release such stop notice. Neither the Agent nor the Construction Manager shall have any obligation to consent to any further disbursements until all stop notices have been fully released, bonded or discharged.

               11(m)  Disbursement Account, Sinking Fund Account and Excess Cash
                      ----------------------------------------------------------
Account.
-------

                      (1) On or prior to the date of this Agreement, the Company shall establish one or more accounts (collectively, the "Disbursement Account") to be maintained with the Trustee, the Agent or other Person acceptable to the Agent into which the Company shall deposit or cause to be deposited (i) the proceeds of the Bonds lent or to be lent to it pursuant to the Loan Agreement, (ii) the proceeds of any insurance maintained by the Company pursuant to this Agreement and paid to the Agent in accordance herewith, and (iii) other amounts that may, from time to time, be deposited or held therein. The Agent agrees to consent to and to authorize the disbursement of amounts from time to time on deposit in the Disbursement Account on the conditions contained in Paragraph 9(c) above in accordance with the terms of this
                       --------------
          Agreement and the Indenture.

                      (2) On or prior to the date of this Agreement, the Company shall establish an account (the "Sinking Fund Account") with the Agent or other Person acceptable to the Agent into which the Company shall deposit or cause to be deposited on or prior to the last day of each fiscal quarter, beginning March 31, 2001, an amount equal to $500,000. Amounts from time to time on deposit in the Sinking Fund Account shall be held for application against the Bond L/C Obligations in accordance with this Agreement and, upon termination of this Agreement and final repayment in full of all Obligations hereunder shall be disbursed to or for the account of the Company.

                      (3) On or prior to the date of this Agreement, the Company shall establish an account (the "Excess Cash Fund Account") with the Agent or other Person acceptable to the Agent into which the Company shall deposit or cause to be deposited on or before April 1st in each year, commencing April 1, 2001, an amount equal to 50% of the Company's Excess Cash Flow for the preceding fiscal year. Amounts from time to time on deposit in the Excess Cash Fund Account shall be held for application against the Bond L/C Obligations in accordance with this Agreement and, upon termination of this Agreement and final repayment in full of all Obligations hereunder shall be disbursed to or for the account of the Company

                      (4) The Company hereby grants to the Agent, for the benefit of the Lenders, the Bond L/C Issuing Bank, and the Standard L/C Issuing Bank a first priority perfected security interest in any and all rights of the Company in the Disbursement Account, the Sinking Fund Account and the Excess Cash Fund (subject to any security interest in favor of the Trustee for the benefit of the holders of the Bonds from time to time) and all amounts and investments from time to time on deposit therein. With the prior written consent of the Agent, but subject to the security interests granted hereby and to any limitations in the Indenture or otherwise deemed reasonably necessary by Bond Counsel to preserve the tax-exempt nature of the interest on the Bonds, amounts from time to time on deposit in the Disbursement Account, Sinking Fund Account, and the Excess Cash Account may be invested, at the option of the Company, in Cash Equivalent Investments.

               11(n)  Trustee and Remarketing Agent.  Cause the Trustee and the
                      -----------------------------
Remarketing Agent (as defined in the Indenture) at all times to be satisfactory to the Agent in its sole discretion and, to the extent required in the Bond Documents, the Issuer.

               11(o)  Use of Revolving Loan Proceeds and Standard Letters of
                      ------------------------------------------------------
Credit.    Use the Revolving Loans and the Standard Letters of Credit for
------
working capital, general
corporate purposes and to refinance term indebtedness in an aggregate amount of not to exceed $3,222,000.

          12.  Negative Covenants.  The Company hereby covenants and agrees with
               ------------------
the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and each Lender that, as long the Bond Letter of Credit or any Standard Letter of Credit is Outstanding or any Bond L/C Obligations, Standard L/C Obligations or other Obligations remain unpaid or the Lenders have any commitment to extend credit under this Agreement, without the prior written consent of the Agent and the Required Lenders, Company shall not and shall not permit any Subsidiary to:

               12(a)  Liens.  Create, incur, assume or suffer to exist any Lien
                      -----
upon any of its Property except Permitted Liens.

               12(b)  Indebtedness. Create, incur, assume or suffer to exist, or
                      ------------
otherwise become or be liable in respect of any Indebtedness except:

                      (1) The Bond L/C Obligations, the Standard L/C Obligations and the other Obligations;

                      (2) Indebtedness reflected in the financial statements referred to in Paragraph 10(a) above;
                    ---------------

                      (3) Trade debt incurred in the ordinary course of business;

                      (4) Indebtedness secured by Liens permitted under Paragraph 12(a) above;
     ---------------

                      (5) Indebtedness of the Company under the Loan Agreement; and

                      (6)  Other Permitted Debt.

               12(c)  Consolidation  and Merger.  Liquidate or dissolve or enter
                      -------------------------
into any consolidation, merger, partnership, joint venture, syndicate or other combination except that the Company or a Subsidiaries may liquidate, consolidate or merger if the Company or such Subsidiary is the surviving entity.

               12(d)  Acquisitions.  Purchase or acquire or incur liability for
                      ------------
the purchase or acquisition of any or all of the assets or business of any person, firm or corporation, other than in the ordinary course of business and in connection with the Project.

               12(e)  Payment of Dividends. Declare or pay any dividends upon
                      --------------------
its shares of stock now or hereafter outstanding or make any distribution of assets to its stockholders as such, whether in cash, property or securities, except dividends to the Company and dividends payable in shares of capital stock and cash in lieu of fractional shares or in options, warrants or other rights to purchase shares of capital stock.

               12(f)  Purchase or Retirement of Stock. Acquire, purchase, redeem
                      -------------------------------
or retire any shares of its capital stock now or hereafter owned by any Person other than the Company.

               12(g)  Investments; Advances. Make or commit to make any advance,
                      ---------------------
revolving loan or extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person other than in the ordinary course of business.

               12(h)  Sale of Assets. Sell, lease, assign, transfer or otherwise
                      --------------
dispose of any of its assets (other than obsolete or worn out property or in connection with the discontinuance of operations, any such discontinuance to be based upon a reasonable business plan), whether now owned or hereafter acquired, other than in the ordinary course of business as presently conducted and at fair market value.

               12(i)  Capital Expenditures. Make or commit to make Capital
                      --------------------
Expenditures in any year in excess of the amount budgeted therefor as set forth in a budget delivered to the Agent on or prior to the beginning of such fiscal year but, in any event, not in excess of, in any year beginning with 2000, (i) $5,000,000 plus (ii) the principal amount of the proceeds of the Bonds disbursed to the Company pursuant to the Indenture.

               12(j)  Restriction on Negative Pledges.  Grant, enter into or
                      -------------------------------
permit to remain in effect any agreement with any Person which would have the effect of prohibiting or restricting in any manner the Company or any of its Subsidiaries from granting to the Agent for the benefit of the Lenders, the Bond L/C Issuing Bank and Standard L/C Issuing Bank such Liens upon assets and properties of the Company and its Subsidiaries as the Company, such Subsidiaries and the Lenders might otherwise agree.

               12(k)  Formation of Additional Subsidiaries.  Following the
                      ------------------------------------
Effective Date, form or permit any Subsidiary to form any additional Subsidiary unless such Subsidiary promptly executes ad delivers to the Agent for the benefit of the Lenders, a Guaranty, Security Documents and such other documents as contemplated by Paragraph 8 above.
                   -----------

               12(l)  Modification of Bond Documents.  Except as may be required
                      ------------------------------
in the opinion of Bond Counsel to preserve the tax-exempt nature of the interest on the Bonds, initiate or permit the initiation of any voluntary redemption of Bonds or amend, modify or waive or suffer to be amended, modified or waived any Bond Documents or any other Bond Documents or assign, transfer, pledge or hypothecate any of its rights under any of the Bond Documents.

               12(m)  Financial Covenants.  On a consolidated basis:
                      -------------------

                      (1) As at the end of any fiscal quarter, permit the Net Funded Debt/ EBITDA Ratio to exceed (i) as of September 30, 1999, December 31, 1999 or March 31, 2000, 3.50: 1.00; (ii) as of June 31, 2000 or
     September 30, 2000, 3.25:1.00; (iii) thereafter, 2.50:1.00.

                      (2) As of the end of any fiscal quarter, permit the Debt Service Ratio to be less than 1.50: 1.00.

                      (3) As of the end of any fiscal quarter, permit the Current Ratio to be less than (i) as of September 30, 1999, December 31, 1999, or March 31, 2000, 1.10:1.00; (ii) as of June 30, 2000 and September
     30, 2000, 1.25:1.00; and (ii) thereafter, 1.50:1.00.

                      (4) At any time, permit the Tangible Net Worth to be less than (i) until the end of fiscal year 1999, the Company's Tangible Net Worth as at June, 1999 and (ii) beginning as of the end of fiscal year 1999, the Company's Tangible Net Worth as at December 31, 1999 plus, as of the end of each fiscal year thereafter, Net Profit After Tax plus an amount equal to Net Proceeds of Equity Securities Issuances.

               12(n)  Change in Officers. During the two (2) years after the
                      ------------------
date of this Agreement, permit Doreen Chiu or Frank Chiu to cease to serve the functions of President or Executive Vice President, respectively, in the Company unless a successor is appointed by the Company which successor is of reasonably comparable stature in the industry in which the Company is engaged.

          13.  Events of Default.  Upon the occurrence of any of the following
               -----------------
events (an "Event of Default"):

               13(a) The Company shall fail to pay (i) any Bond L/C Drawing or Standard L/C Drawing on the date when due, (ii) any Loan on the date when due, or (iii) within three days of the date when due any other Obligation; or

               13(b) Any representation or warranty made by the Company or any Guarantor in this Agreement or in any other Loan Document or Bond Document shall be inaccurate or incomplete in any material respect on or as of the date made; or

               13(c) The Company or any Guarantor shall fail to maintain its corporate existence or shall default in the observance or performance of any covenant or agreement contained in Paragraphs 11(j), 11(k), 12(i) or 12(m)
                                   ------------------------------    -----
above; or

               13(d) The Company or any Guarantor shall fail to observe or perform any other term or provision contained in this Agreement or in any other Loan Document or Bond Document and such failure shall continue for ten (10) days; or

               13(e) The Company or any Subsidiary shall default in any payment of principal of or interest on any Indebtedness, which Indebtedness is in an aggregate amount in excess of $1,000,000.00 or any other event shall occur, the effect of which is to permit such Indebtedness then to be declared or otherwise to become due prior to its stated maturity; or

               13(f) (1) The Company or any of its Subsidiaries, shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or
(ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (2) there shall be commenced against the Company or any of its Subsidiaries, any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment, or (ii) remains undismissed, undischarged or unbonded for a period of forty-five (45) days; or (3) there shall be commenced against the Company or any of its Subsidiaries, any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within sixty (60) days from the entry thereof; or (4) the Company or any of its Subsidiaries, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in (other than in connection with a final settlement), any of the acts set forth in clause (1), (2) or (3) above; or (5) the Company or any of its Subsidiaries, shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as they become due; or

               13(g) (1) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or nor waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten days after notice of such Reportable Event pursuant to
Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten days after commencement thereof, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or
(6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, is likely to subject the Company or any of its Subsidiaries to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Company or the Company and its Subsidiaries taken as a whole; or

               13(h) One or more judgments or decrees shall be entered against the Company or any of its Subsidiaries and such judgments or decrees (other than decrees involving amounts in the aggregate of less than $100,000.00) shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within thirty (30) days from the entry thereof or in any event later than five days prior to the date of any proposed sale thereunder; or

               13(i) The Company shall voluntarily suspend the transaction of business for more than five days in any calendar year; or

               13(j) Any Guarantor shall fail to observe or perform any provision of its Guaranty or shall attempt to rescind or revoke its Guaranty, with respect to future transactions or otherwise; or

               13(k) Subject only to Permitted Liens, the Agent shall fail to have a fully perfected first priority security interest in the Collateral, for the benefit of the Bank L/C Issuing Bank, the Standard L/C Issuing Bank, and the Lenders; or

               13(l) An Event of Taxability shall occur or, without the prior written consent of the Agent, the Bonds shall be called or be subject to being called for redemption or purchase in lieu of redemption prior to their scheduled maturity; or

               13(m) An Event of Default (as defined in the Indenture, the Loan Agreement or any other Bond Document) shall occur;

THEN, automatically upon the occurrence of an Event of Default under Paragraph
                                                                     ---------
13(f) above, at the option of any Lender upon the occurrence of an Event of
-----
Default under Paragraph 13(a) above and, in all other cases, at the option of
              ---------------
the Required Lenders without demand upon or presentment to the Company, all of which are hereby expressly waived:

               (i)    Acceleration of Bond Letter of Credit Obligations. The
                      -------------------------------------------------
aggregate contingent liability of the Company to reimburse future Bond L/C Drawings with respect to the Bond Letter of Credit and all other Bond L/C Obligations shall become immediately due and payable. All amounts paid by the Company on account of the aggregate contingent liability of the Company under Outstanding Bond Letter of Credit shall be held by the Agent as collateral security for the benefit of the Bond L/C Issuing Bank and the Lenders until the Bond Letter of Credit is no longer Outstanding and all unrepaid Bond L/C Drawings and other Bond L/C Obligations have been paid in full with interest thereon as provided herein, the Company hereby being automatically deemed to have granted to the Agent, the Bond L/C Issuing Bank and the Lenders a first priority, perfected security interest in all such monies and to have authorized the Agent to debit such monies in satisfaction of the obligation of the Company to repay Bond L/C Drawings; provided, that, nothing contained herein shall in any manner or to any extent affect the liability of the Company with respect to Bond L/C Drawings and other Bond L/C Obligations in the event for whatever reason the Agent does not so debit such monies on account thereof.

               (ii)   Exercise of Remedies under Indenture. The Agent, the Bond
                      ------------------------------------
L/C Issuing Bank and the Lenders shall have those rights, powers and remedies provided under the Indenture, including, without limitation, the right to notify the Trustee that an Event of Default has occurred under this Agreement and that the Bonds shall be redeemed or called for purchase in lieu of redemption.

               (iii)  Termination of Commitment.  The agreement of the Lenders
                      -------------------------
to extend credit to or for the account of the Company pursuant to this Agreement shall terminate.

               (iv)   Loans.  The Loans shall be immediately due and payable.
                      ------

               (v)    Standard Letters of Credit. The aggregate contingent
                      ---------------------------
liability of the Company to reimburse future Standard L/C Drawings with respect to the Standard Letters of

Credit and all other Standard L/C Obligations shall become immediately due and payable. All amounts paid by the Company on account of the aggregate contingent liability of the Company under Outstanding Standard Letter of Credit shall be held by the Agent as collateral security for the benefit of the Standard L/C Issuing Bank and the Lenders until the Standard Letter of Credit are no longer Outstanding and all unrepaid Standard L/C Drawings and other Standard L/C Obligations have been paid in full with interest thereon as provided herein, the Company hereby being automatically deemed to have granted to the Agent, the Standard L/C Issuing Bank and the Lenders a first priority, perfected security interest in all such monies and to have authorized the Agent to debit such monies in satisfaction of the obligation of the Company to repay Standard L/C Drawings; provided, that, nothing contained herein shall in any manner or to any extent affect the liability of the Company with respect to Standard L/C Drawings and other Standard L/C Obligations in the event for whatever reason the Agent does not so debit such monies on account thereof.

                           (vi)     Rights under Documents.  The Agent, the Bond
                                    ----------------------
L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders may exercise such other rights and remedies as are available to them under this Agreement, the Loan Documents and the Bond Documents. In such instance, the Company hereby agrees to take such actions and execute such instruments, consistent with such rights and remedies as are afforded it by law, as shall be deemed necessary or desirable, in the Lenders' sole discretion, to effectuate the exercise of such rights and remedies.

                           (vii)    General.  The Agent and the Lenders may
                                    -------
exercise such other rights and remedies as are available to them under law or equity or any other agreement.

                  14.      The Agent, Bond L/C Issuing Bank and Standard L/C
                           -------------------------------------------------
Issuing Bank.
------------

                           14(a)    Appointment.  Each Lender hereby irrevocably
                                    -----------
designates and appoints the Agent and the Co-Agent as the agents of such Lender under the Loan Documents and each such Lender hereby irrevocably authorizes the Agent and the Co-Agent, as the agent for such Lender, to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent or Co-Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Loan Documents, either the Agent nor the Co-Agent shall have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Agent or the Co-Agent. The Company shall pay to the Agent an agency fee in such amount and at such times as the Agent and the Company may from time to time agree in writing.

                           14(b)    Delegation of Duties.  Each of the Agent,
                                    --------------------
the Standard L/C Issuing Bank and the Bond L/C Issuing Bank may execute any of its duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Agent, Co-Agent the Standard L/C Issuing Bank nor the Bond L/C Issuing Bank shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                           14(c)    Exculpatory Provisions.  Neither the Agent,
                                    ----------------------
the Co-Agent, the Standard L/C Issuing Bank, the Bond L/C Issuing Bank nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (1) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or
(2) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent, the Co-Agent, the Bond L/C Issuing Bank or the Standard L/C Issuing Bank under or in connection with the Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Documents or for any failure of the Company to perform its obligations hereunder. Neither the Agent, the Co-Agent, the Bond L/C Issuing Bank nor the Standard L/C Issuing Bank shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents or to inspect the properties, books or records of the Company.

                           14(d)    Reliance by Agent, Co-Agent, Bond L/C
                                    -------------------------------------
Issuing Bank and Standard L/C Issuing Bank.  Each of the Agent, the Co-Agent,
------------------------------------------
the Bond L/C Issuing Bank and the Standard L/C Issuing Bank shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Agent, the Co-Agent, the Bond L/C Issuing Bank and the Standard L/C Issuing Bank. Each of the Agent, the Bond L/C Issuing Bank, and the Standard L/C Issuing Bank may deem and treat the payee of any note as the owner thereof for all purposes. As to the Lenders: (1) each of the Agent, the Co-Agent, the Bond L/C Issuing Bank and the Standard L/C Issuing Bank shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders or all of the Lenders, as appropriate, or it shall first be indemnified to its satisfaction by the Lenders ratably in accordance with their respective Percentage Shares against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (except for liabilities and expenses resulting from the Agent's gross negligence or willful misconduct), and (2) each of the Agent, the Co-Agent, the Bond L/C Issuing Bank and the Standard L/C Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Required Lenders or all of the Lenders, as appropriate, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

                           14(e)    Notice of Default.  Neither the Agent, the
                                    -----------------
Co-Agent, the Bond L/C Issuing Bank nor the Standard L/C Issuing Bank shall be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default hereunder unless such Person has received notice from a Lender or the Company referring to the Loan Documents, describing such Potential Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent, the Co-Agent, the Bond L/C Issuing Bank or the Standard L/C Issuing Bank receives such a notice, such Person shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Potential Default or Event of Default as shall be reasonably directed by the Required Lenders provided that such action is consistent with the provisions of this Agreement; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

                           14(f)    Non-Reliance.  Each Lender expressly
                                    ------------
acknowledges that neither the Agent, the Co-Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent, the Co-Agent, the Bond L/C Issuing Bank or the Standard L/C Issuing Bank hereinafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by the Agent, the Co-Agent, the Bond L/C Issuing Bank, or the Standard L/C Issuing Bank to any Lender. Each Lender represents to the Agent, the Co-Agent, the Bond L/C Issuing Bank and the Standard L/C Issuing Bank that it has, independently and without reliance upon the Agent, the Co-Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent, the Co-Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent, the Co-Agent, the Bond L/C Issuing Bank, or the Standard L/C Issuing Bank hereunder, neither the Agent, the Bond L/C Issuing Bank or the Standard L/C Issuing Bank shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of the Agent, the Co-Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates.

                           14(g)    Indemnification.  The Lenders agree to
                                    ---------------
indemnify each of the Agent, the Co-Agent, the Bond L/C Issuing Bank, and the Standard L/C Issuing Bank acting in their respective capacities as such (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to the respective amounts of their Percentage Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Bond L/C Obligations) be imposed on, incurred by or asserted against the Agent, the Co-Agent, the Bond L/C Issuing Bank or the Standard L/C Issuing Bank in any way relating to or arising out of the Loan Documents or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent, the Co-Agent, the Bond L/C Issuing Bank or the Standard L/C Issuing Bank under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's, the Co-Agent's, the Bond L/C Issuing Bank's, or the Standard L/C Issuing Bank's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Obligations.

                           14(h)    Individual Capacity.  Each of the Agent,
                                    -------------------
the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and their respective affiliates may make revolving loans to, accept deposits from and generally engage in any kind of business with the Company as though the Agent were not the Agent hereunder, the Bond L/C Issuing Bank were not the Bond L/C Issuing Bank hereunder, and the Standard L/C Issuing Bank were not the Standard L/C Issuing Bank hereunder. With respect to such revolving loans made or renewed by them, each of the Agent, the Bond L/C Issuing Bank, and the Standard L/C Issuing Bank shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though it were not the Agent, the Co-Agent, the Bond L/C Issuing Bank, or the Standard L/C Issuing Bank and the terms "Lender" and "Lenders" shall include the Agent, the Co-Agent, the Bond L/C Issuing Bank and the Standard L/C Issuing Bank in their individual capacities.

                           14(i)    Successor Agent or Co-Agent.  The Agent or
                                    ---------------------------
Co-Agent may resign as Agent or Co-Agent under the Loan Documents upon sixty
(60) days' notice to the Lenders and agrees that it will so resign in the event it ceases to hold any Percentage Share of the Obligations. The Agent Co-Agent may be removed from such capacity in the event the Lenders (other than the Agent or Co-Agent, as the case may be) shall determine in their reasonable business judgment that the Agent or Co-Agent has consistently failed to perform the obligations of the Agent or Co-Agent hereunder. If the Agent or Co-Agent shall resign or be removed as provided herein, then the Lenders (other than the Agent or the Co-Agent, as the case may be) shall appoint from among the Lenders a successor agent or, if such Lenders are unable to agree on the appointment of a successor agent, the Agent or Co-Agent, as the case may be, shall appoint a successor agent for the Lenders (which successor agent shall, in either case and assuming that there does not exist a Potential Default or Event of Default, be reasonably acceptable to the Company), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent or Co-Agent, and the term "Agent" or "Co-Agent" shall mean such successor agent effective upon its appointment, and the former Agent's or Co-Agent's rights, powers and duties as Agent or Co-Agent shall be terminated, without any other or further act or deed on the part of such former Agent or Co-Agent or any of the parties to this Agreement or any of the Loan Documents or successors thereto. After any retiring Agent's or Co-Agent's resignation hereunder as Agent or Co-Agent, the provisions of this Paragraph 14 shall inure to its benefit as to any actions taken or
        ------------
omitted to be taken by it while it was Agent under the Loan Documents.

                           14(j)    Actions by Bond L/C Issuing Bank.  Promptly
                                    --------------------------------
upon receipt or delivery, the Bond L/C Issuing Bank agrees to deliver to the Agent all material notices, communications and other documents received or delivered by the Bond L/C Issuing Bank pursuant to the Indenture in its capacity as the "Bank" as defined therein. Except in respect of the Bond Letter of Credit or as otherwise deemed necessary by the Bond L/C Issuing Bank (and not disadvantageous to the Agent and the Lenders), the Bond L/C Issuing Bank agrees not to grant any consents, to give any notices or to take any other actions under the Indenture in its capacity as the "Bank" as defined therein without the prior consent of the Agent. The Bond L/C Issuing Bank hereby authorizes the Agent to act on behalf of the Bond L/C Issuing Bank in giving consents and notices on behalf of the Bond L/C Issuing Bank under the Bond Documents and further authorizes the Trustee and Issuer to rely on such consents and notices as if they were given by the Bond L/C Issuing Bank.

                  15.      Miscellaneous Provisions.
                           ------------------------

                           15(a)    No Assignment. The Company may not assign
                                    -------------
its rights or obligations under this Agreement without the prior written consent of one hundred percent (100%) of the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders. Subject to the foregoing, all provisions contained in this Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and each Lender, its successors and assigns, and shall be binding upon the Company, its successors and assigns.

                           15(b)    Amendment.
                                    ---------

                                    (1)  Except as otherwise provided in this
         Agreement, this Agreement may be amended or terms or provisions hereof waived only in a writing signed by the Required Lenders, the Agent and the Company.

                                    (2)  This Agreement may not be amended or
         waived to do the following without the consent of the Agent and all of the Lenders: (1) reduce the rate of interest or fees on, or modify the required amount or due date for, any Loan, Bond L/C Drawing, Standard L/C Drawing, or any other Obligations, (2) extend, amend or replace the Bond Letter of Credit or extend the Revolving Loan Maturity Date, (3) modify any Lender's Percentage Share, (4) modify any provision of the Loan Documents requiring one hundred percent (100%) of the Lenders to act, (5) modify the definition of "Required Lenders," (6) release any Subsidiary from its obligations under its Guaranty or release any collateral at any time held for the Obligations, (7) release all or substantially all of the Collateral (but nothing herein shall prevent the Agent from releasing any Lien on Collateral that is transferred in accordance with the terms of this Agreement or from reconveying any Lien conveyed pursuant to the United States Assignment of Claims Act) or (8) amend this Paragraph 15(b).
                           ---------------

                                    (3)  No provision of this Agreement
         governing the rights or obligations of the Agent, the Bond L/C Issuing Bank or the Standard L/C Issuing Bank shall be amended or waived without the consent of the Agent, the Bond L/C Issuing Bank or the Standard L/C Issuing Bank, respectively.

                                    (4)  It is expressly agreed and understood
         that the failure by the Required Lenders to elect to accelerate the Loans or the contingent liability of the Company with respect to the Outstanding Bond Letter of Credit or Outstanding Standard Letter of Credit or to accelerate other Obligations hereunder and/or to participate in the extension or renewal of the Bond Letter of Credit or Standard Letter of Credit shall not constitute an amendment or waiver of any term or provision of this Agreement.

                           15(c)    Cumulative Rights; No Waiver. The rights,
                                    ----------------------------
powers and remedies of the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders hereunder are cumulative and in addition to all rights, power and remedies provided under any and all agreements between the Company and any of such Persons relating hereto, at law, in equity or otherwise. Any delay or failure by the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or the Lenders to exercise any right, power or remedy shall not constitute a waiver thereof by such Persons, and no single or partial exercise by any of such Persons of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

                           15(d)    Entire Agreement. This Agreement and the
                                    ----------------
documents and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

                           15(e)    Survival. All representations, warranties,
                                    --------
covenants and agreements herein contained on the part of the Company shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

                           15(f)    Notices. All notices given by any party to
                                    --------
the others shall be in writing unless otherwise provided for herein, delivered by facsimile transmission, by personal delivery or by overnight courier, addressed to the party as set forth on Schedule 1 attached hereto, as such
                                       ----------
Schedule 1 may be amended from time to time. Any party may change the address to
----------
which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received.

                           15(g)    Governing Law.  This Agreement shall be
                                    -------------
governed by and construed in accordance with the internal laws of the State of California without giving effect to its choice of law rules.

                           15(h)    Counterparts. This Agreement and the other
                                    ------------
Loan Documents may be executed in any number of counterparts, all of which together shall constitute one agreement.

                           15(i)    Sharing of Payments. If any Lender shall
                                    -------------------
receive and retain any payment, whether by setoff, application of deposit balance or security, or otherwise, in respect of the Loans or Obligations arising out of the Bond Letter of Credit or Standard Letters of Credit in excess of such Lender's Percentage Share thereof, then such Lender shall purchase from the other Lenders for cash and at face value and without recourse, such participation in such Obligations held by them as shall be necessary to cause such excess payment to be shared ratably as aforesaid with each of them; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest.

                           15(j)    Consent to Jurisdiction. ANY LEGAL ACTION OR
                                    -----------------------
PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN

DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT, THE BOND L/C ISSUING BANK, THE STANDARD L/C ISSUING BANK AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT, THE BOND L/C ISSUING BANK, THE STANDARD L/C ISSUING BANK AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT
                                                  --------------------
MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT, THE BOND L/C ISSUING BANK, THE STANDARD L/C ISSUING BANK AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

                           15(k)    Waiver of Jury Trial. THE COMPANY, THE
                                    --------------------
LENDERS, THE BOND L/C ISSUING BANK, THE STANDARD L/C ISSUING BANK AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE LENDERS, THE BOND L/C ISSUING BANK, THE STANDARD L/C ISSUING BANK AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                           15(l)    Indemnity. Whether or not the transactions
                                    ---------
contemplated hereby are consummated, the Company shall indemnify and hold the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and each Lender and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable attorney's fees and expenses, including the documented cost of internal counsel) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Obligations and the termination, resignation or replacement of the Agent or replacement of the Bond L/C Issuing

Bank, the Standard L/C Issuing Bank or any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any insolvency proceeding or appellate proceeding) related to or arising out of this Agreement or the issuance, renewal or modification of the Bond Letter of Credit or any Standard Letter of Credit or the making of any Loan or the use of the proceeds of any Bond L/C Drawing, any Standard Letter of Credit or Loan whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, however, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Paragraph 15(l) shall survive payment
                                           ---------------
of all other Bond L/C Obligations.

                           15(m)    Marshalling; Payments Set Aside. Neither the
                                    -------------------------------
Agent nor the Lenders shall be under any obligation to marshal any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment or payments to the Agent or the Lenders (through the Agent), or the Agent on behalf of the Lenders enforces their Liens or exercise their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent in its discretion) to be repaid to a trustee, receiver or any other party in connection with any insolvency proceeding, or otherwise, then (1) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred, and
(2) each Lender severally agrees to pay to the Agent upon demand its ratable share of the total amount so recovered from or repaid by the Agent.

                           15(n)    Set-off. In addition to any rights and
                                    -------
remedies of the Lenders provided by law, in this Agreement and the other Loan Documents, if an Event of Default exists, each Lender is authorized at any time and from time to time, without prior notice to the Company (but only with prior written notice to and the written consent of the Agent at any time at which the Obligations are secured by any interest in real property), any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Lender to or for the credit or the account of the Company against any and all Bond L/C Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Company and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

                           15(o)    Severability. The illegality or
                                    ------------
unenforceability of any provision of this Agreement or any other Loan Document or any instrument or agreement required hereunder or thereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions hereof or thereof.

                           15(p)    No Third Parties Benefited. This Agreement
                                    --------------------------
and the other Loan Documents are made and entered into for the sole protection and legal benefit of the Company, the Lenders, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Agent, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. Neither the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank nor any Lender shall have any obligation to any Person not a party to this Agreement or other Loan Documents other than, in the case of the Bond L/C Issuing Bank, to the Trustee or other beneficiary under the Bond Letter of Credit or, in the case of the Standard L/C Issuing Bank, to the beneficiary of the relevant Letter of Credit.

                           15(q)   Assignments and Participations.
                                   ------------------------------

                           (1) The Agent may and any Lender, with the consent of the Agent may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more Eligible Assignees all or any part of its rights and obligations under the Loan Documents. Such assignment shall be in such form as may be agreed to by the parties thereto. The consent of the Company, which shall not be unreasonably withheld, shall be required prior to an assignment becoming effective with respect to an Eligible Assignee which is not a Lender or any Affiliate thereof; provided, however, that if a Potential Default or Event of Default has occurred and is continuing, the consent of the Company shall not be required. Each such assignment with respect to an Eligible Assignee which is not a Lender or any Affiliate thereof, shall (unless each of the Company and the Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000 (treating an assignment to any fund that invests in bank loans and an assignment to any other fund that invests in bank loans and is managed by the same investment advisor of such fund or by an affiliate of such investment advisor as a single assignment for purposes of the minimum amount) or
         (ii) the remaining amount of the assigning Lender's Revolving Loans.

                           (2) Upon (i) delivery to the Agent of an assignment, together with any consents required by Paragraph 15(q)(1) and (ii)
                                                ------------------
         except in the case of an assignment by a Lender to an assignee that is already a Lender or an Affiliate of such assigning Lender, payment of a $3,000 fee to the Agent for processing such assignment (unless such fee is waived by the Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall constitute a representation by the Eligible Assignee to the effect that none of the consideration used to make the purchase of the Revolving Loans under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Eligible Assignee in and under the Loan Documents will not be "plan assets" under ERISA or, if composed of "plan assets" will not result in a "prohibited transaction" or Reportable Event. On and after the effective date of such assignment, such Eligible Assignee shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the

         Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Company, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Revolving Loans assigned to such Eligible Assignee. Upon the consummation of any assignment to an Eligible Assignee pursuant to this Paragraph 15(q), the transferor
                                            ---------------
         Lender, the Agent and the Company shall, if the transferor Lender or the Eligible Assignee desires that its Revolving Loans be evidenced by notes, make appropriate arrangements so that new notes or, as appropriate, replacement notes are issued to such transferor Lender and new notes or, as appropriate, replacement notes, are issued to such Eligible Assignee, in each case in principal amounts reflecting their respective Revolving Loans, as adjusted pursuant to such assignment.

                  (3) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any portion of the Revolving Loans of such Lender, any note held by such Lender, or any other interest of such Lender under the Loan Documents; provided that, so long as no Potential Default or Event of Default has occurred hereunder, any Lender selling a participation (other than to an Affiliate) shall give prior written notice to the Company of such sale. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Revolving Loans and the holder of any note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Company under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Company and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Revolving Loan in which such Participant has an interest which forgives principal, interest, fees or any Obligations or reduces the interest rate or fees payable with respect to any such Revolving Loans, extends the Revolving Loan Maturity Date, postpones any date fixed for any regularly-scheduled payment of principal of or interest on any Loan in which such Participant has an interest, or any regularly-scheduled payment of fees on any such Revolving Loan or releases all or substantially all of the Collateral. except upon final payment in full of all Obligations secured thereby. The Company agrees that each Participant shall be deemed to have the rights of setoff provided in this Agreement in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in this Agreement with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in this Agreement, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with this Agreement as if each Participant were a Lender.

                  (4) The Company authorizes each Lender to disclose to any Participant or Eligible Assignee or any other Person acquiring an interest in the Loan Documents by operation of law and any prospective Participant or Eligible Assignee any and all information in such Lender's possession concerning the creditworthiness of the Company, including without limitation any information contained in any reports; provided that each Transferee and prospective Participant or Eligible Assignee agrees to be bound by this Paragraph 15.
                                             ------------

                  (5) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of the Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                       15(r)    Confidentiality. The Agent and each Lender
                                ---------------
agrees to hold any confidential information which it may receive from the Company pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Lenders and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to such Lender or to a Transferee or proposed Transferee agreeing to be bound hereby, (iii) to regulatory officials, (iv) to any Person as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which such Lender is a party, provided that if practicable to do so, the Company shall be given reasonable advance notice thereof, (vi) to such Lender's direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants and other professional advisors to such counterparties.

                       15(s)    Statutory Notice. The Agent and each Lender
                                ----------------
hereby notifies the Company that:

         ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                  16.  Definitions. For purposes of this Agreement, the terms
                       -----------
set forth below shall have the following meanings:

                  "Affiliate" shall mean, as to any Person, any other Person
                   ---------
directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. "Control" as used herein means with respect to any business entity the power to direct the management and policies of such business entity.

                  "Agent" shall have the meaning given such term in the
                   -----
introductory paragraph hereof and shall include any successor to Sanwa as the initial "Agent" hereunder.

                  "Agreement" shall mean this Agreement, as the same may be
                   ---------
amended, extended or replaced from time to time.

                  "Approved Budget" shall mean a budget for construction of the
                   ---------------
Project (as amended from time to time in accordance with this Agreement) pursuant to the Construction Plans in form and detail satisfactory to the Independent Engineer and the Agent, a copy of which has been delivered to the Agent pursuant to Paragraph 9(a) above and shall include all change orders
                  --------------
reflected therein.

                  "Approved Construction Schedule" shall mean a schedule for
                   ------------------------------
construction of the Project (as amended from time to time in accordance with this Agreement) pursuant to the Construction Plans in accordance with the Approved Budget in form and detail satisfactory to the Independent Engineer and the Agent, a copy of which has been delivered to the Agent pursuant to Paragraph
                                                                       ---------
9(a) above.
----
                  "Base Rate" shall mean the higher of: (a) the annual rate of
                   ---------
interest announced from time to time by Sanwa as its "reference rate" and (b) one half of one percent (0.50%) above the Effective Federal Funds Rate.

                  "Base Rate Loan" shall mean a Loan bearing interest calculated
                   --------------
based on the Base Rate.

                  "Base Rate Spread" shall have the meaning set forth in
                   ----------------
Appendix I hereto.
----------

                  "Bonds" shall have the meaning given such term in Recital A
                   -----                                            ---------
above.

                  "Bond Documents" shall mean the Indenture, the Loan Agreement,
                   --------------
and each other document, agreement and instrument executed and delivered in connection therewith.

                  "Bond Loan Documents" shall mean the Bond Letter of Credit
                   -------------------
and, to the extent governing the Bond Letter of Credit, this Agreement, the Security Documents and any and all other documents, instruments and agreements executed by the Company or any of the Guarantors in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time.

                  "Bond L/C Drawing" shall mean any drawing under the Bond
                   ----------------
Letter of Credit.

                  "Bond L/C Issuing Bank" shall have the meaning set forth in
                   ---------------------
the introductory paragraph hereof above.

                  "Bond L/C Obligations" shall mean any and all debts,
                   --------------------
obligations and liabilities of the Company to the Agent, the Bond L/C Issuing Bank and the Lenders (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Bond Letters of Credit.

                  "Bond Letter of Credit" shall have the meaning set forth in
                   ---------------------
Recital B above.
---------

                  "Bond Letter of Credit Fee Percentage" shall have the meaning
                   ------------------------------------
set forth on Appendix I hereto.
             ----------

                  "Business Day" shall mean any day other than a Saturday, a
                   ------------
Sunday or a day on which banks in San Francisco, California are authorized or obligated to close their regular banking business.

                  "Capital Expenditures" shall mean, for any period, the
                   --------------------
aggregate of all expenditures by the Company and its Subsidiaries for the acquisition or leasing of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of the Company and its Subsidiaries less net proceeds from sales of fixed or
                                    ----
capital assets received by the Company or any of its Subsidiaries during such period. For the purpose of this definition, the purchase price of equipment which is purchased simultaneously with the trade-in of existing equipment owned by the Company or any of its Subsidiaries or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for such equipment being traded in at such time, or the amount of such proceeds, as the case may be.

                  "Capital Lease Obligations" of a Person shall mean the amount
                   -------------------------
of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

                  "Capitalized Lease" of a Person means any lease of property by
                   -----------------
such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

                  "Cash Equivalent Investments" means:
                   ---------------------------

                  (i) short-term obligations of, guaranteed by, or backed by the full faith and credit of, the United States of America;

                  (ii) investments in commercial paper rated A-1 or better by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, or any successor thereto, or P-1 or better from Moody's Investors Service, Inc. or any successor thereto;

                  (iii) demand deposit accounts maintained in the ordinary course of business, certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000;

                  (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) of this definition and entered into with a financial institution satisfying the criteria described in clause (iii) of this definition;

                  (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) of this definition.

                  "Cash Proceeds" shall mean with respect to any Equity
                   -------------
Securities Issuance cash payments (including any cash received by way of deferred payment pursuant to, or monetization of, a note receivable or otherwise, but only as and when so received) received in respect thereof.

                  "Collateral" shall mean the collateral described in the
                   ----------
Security Documents.

                  "Commonly Controlled Entity" of a Person shall mean a Person,
                   --------------------------
whether or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Internal Revenue Code.

                  "Compliance Certificate" shall mean a certificate conforming
                   ----------------------
with the requirements of Paragraph 11(a)(3) above.
                         ------------------

                  "Construction Manager" shall mean a manager acting on behalf
                   --------------------
of the Agent, the Bond L/C Issuing Bank, and the Lenders in connection with the Project.

                  "Construction Plans" shall mean the plans and specifications
                   ------------------
of the Company for the construction of the Project, which plans include one or more fixed price contracts (as amended from time to time with the prior written consent of the Agent) for the acquisition of equipment to be incorporated into the Project, all as acceptable to the Agent and the Independent Engineer, providing for insurance, bonding, and other matters acceptable to the Independent Engineer and the Agent.

                  "Contact Office" shall mean the office of the Agent located at
                   --------------
2127 Broadway, Oakland CA 94612 or such other office as the Agent may notify the Company, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank, and the Lenders from time to time in writing.

                  "Contingent Obligation" shall mean, with respect to the
                   ---------------------
Company and its Subsidiaries, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person (i) to purchase such indebtedness or obligation or any property constituting security therefor; (ii) to advance or supply funds (a) for the purchase or payment of such indebtedness or obligation, or (b) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation; (iii) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or (iv) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof. In any computation of the indebtedness or other liabilities of the obligor under any Contingent Obligation, the indebtedness or other obligations that are the subject of such Contingent Obligation shall be assumed to be direct obligations of such obligor.

                  "Contractual Obligation" as to any Person shall mean any
                   ----------------------
provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Current Assets" shall have the meaning given to such term by
                   --------------
GAAP.

                  "Current Liabilities" shall mean, as of any date of
                   -------------------
determination, the total liabilities of the Company and its Subsidiaries, determined on a consolidated basis, which would be shown as current liabilities on a balance sheet prepared in accordance with GAAP, plus the principal amount of outstanding Revolving Loans.

                  "Current Ratio" shall mean, as of any date, the ratio,
                   -------------
determined on a consolidated basis for the Company and its Subsidiaries, of Current Assets to Current Liabilities.

                  "CPLTD" shall mean, for any period, without duplication, for
                   -----
the Company and its Subsidiaries, on a consolidated basis, the sum of the current portion of scheduled principal payments on Net Funded Debt.

                  "Debt" shall mean, with respect to the Company and its
                   ----
Subsidiaries on a consolidated basis, without duplication, (i) its liabilities for borrowed money; (ii) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property); (iii) its Capital Lease Obligations; (iv) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and (v) any Contingent Obligation of such Person with respect to liabilities of a type described in any of clauses (i) through
(iv) hereof. Debt of any Person shall include all obligations of such Person of the character described in clauses (i) through (v) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

                  "Debt Service Ratio" shall mean, as of any date, the ratio of
                   ------------------
(i) Net Profit After Tax plus Non-Cash Charges for the four fiscal quarters most recently ended to (ii) CPLTD for such period.

                  "Disbursement Account" shall have the meaning set forth in
                   --------------------
Paragraph 11(m) above.
---------------

                  "EBITDA" shall mean, for any period, for the Company and its
                   ------
Subsidiaries on a consolidated basis, determined in accordance with GAAP, (i) gross revenues (including interest income) for such period minus (ii) expenses deducted in determining net income for such period plus (iii) to the extent deducted in determining net income for such period (a) provision for income taxes, (b) interest expense, and (c) depreciation, amortization, and other non-cash charges. Extraordinary items and gains or losses on (and proceeds from) sales or dispositions of assets outside the ordinary course of business shall be excluded in the calculation of EBITDA.

                  "Effective Date" shall mean the date on which all conditions
                   --------------
precedent set forth in Paragraph 9(a) above have been met to the satisfaction of
                       --------------
the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders.

                  "Effective Federal Funds Rate" shall mean on any date the rate
                   ----------------------------
per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (of if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of

New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

                  "Eligible Assignee" shall mean (i) a commercial bank organized
                   -----------------
under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000; provided that such bank is acting through a branch or agency located in the United States; (iii) any Affiliate of a Lender; (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Exchange Act of 1934, and regulations promulgated thereunder) which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds and lease financing companies; or (v) any other entity approved by the Company and the Administrative Agent; provided that neither the Company nor any employee benefit plan subject to ERISA shall be an Eligible Assignee.

                  "Equity Securities Issuance" shall mean the issuance by the
                   --------------------------
Company or any of its Subsidiaries of capital stock, including common and preferred stock, limited liability company membership interests, partnership interests or other similar equity interests, regardless of associated voting rights, and Securities convertible into such capital stock, limited liability company membership interests, partnership interests or other similar equity interests.

                  "ERISA" shall mean the Employee Retirement Income Security Act
                   -----
of 1974, as the same may from time to time be supplemented or amended.

                  "Eurodollar Business Day" shall mean a Business Day upon which
                   -----------------------
commercial banks in London, England are open for domestic and international business.

                  "Eurodollar Rate" shall mean, with respect to any LIBOR Loan
                   ---------------
for the Interest Period applicable to such LIBOR Loan, the rate for the applicable Interest Period shown on Page 1701 of the Knight-Ridder screen for the corresponding deposits of U.S. dollars three Eurodollar Business Days prior to the first day of such Interest Period or such rate as is otherwise determined by the Agent with reference to the British Banker's Association, or, if such rates are not available, the arithmetic average as determined by the Agent of the rates at which deposits in immediately available U.S. dollars in an amount equal to the amount of such LIBOR Loan having a maturity approximately equal to such Interest Period are offered to three reference banks to be selected by the Agent in the London interbank market, at approximately 11:00 a.m. (London time) three Eurodollar Business Days prior to the first day of such Interest Period.

                  "Eurodollar Reserve Percentage" shall mean with respect to an
                   -----------------------------
Interest Period for a LIBOR Loan, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves and taking into account any transitional adjustments) which is imposed under Regulation D on eurocurrency liabilities.

                  "Event of Default" shall have the meaning given such term in
                   ----------------
Paragraph 13 above.
------------

          "Event of Taxability" shall have the meaning set forth in the
           -------------------
Indenture.

          "Excess Cash Flow" shall mean, for any fiscal year of the Company and
           ----------------
its Subsidiaries beginning with the year 2000, determined on a consolidated basis, (i) net profit plus (ii) depreciation deducted in determining such net profit minus (iii) the principal amount of liabilities for borrowed money and Capital Lease Obligations paid during such period minus (iv) Permitted MMT Payments made during such period minus (v) capital expenditures not financed with the proceeds of Bonds or Loans made pursuant to this Agreement.

          "Excess Cash Account" shall have the meaning given such term in
           -------------------
Paragraph 11(m) above.
---------------

          "Funded Debt" shall mean, with respect to the Company and its
           -----------
Subsidiaries on a consolidated basis, all Debt which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is indirectly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof, provided that Funded Debt shall include, as at any date of determination, current maturities of Funded Debt.

          "Federal Funds Rate" shall mean, for any day, the rate set forth in
           ------------------
the weekly statistical release designated as H.15 (519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor "H.15 (519)") on the preceding Business Day opposite the caption "Federal Funds (Effective);" or, if for any relevant day such rate is not so published, the rate for such day will be the arithmetic mean as determined by the Agent of rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading bankers of federal funds transactions in New York City selected by the Agent.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America in effect from time to time.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantors" shall have the meaning given to such term in Paragraph
           ----------                                               ---------
8(b) above.
----

          "Guaranty" shall have the meaning given such term in Paragraph 8(b)
           --------                                            --------------
above.

          "Hazardous Materials" shall mean:
           -------------------

          (i) "Hazardous substances", "hazardous wastes," "hazardous materials," or "toxic substances," as defined in any of the Hazardous Material Laws;

          (ii) Any pollutant or contaminant, or hazardous, dangerous or toxic chemical, material, waste or substance ("pollutant") which Hazardous Material Laws prohibit, limit or otherwise regulate as to use, exposure, release, generation, manufacture, sale, transport, handling, storage, treatment, reuse, presence, disposal or recycling;

          (iii)  Petroleum, crude oil or any fraction of petroleum or crude oil;

          (iv) Any radioactive material, including any source, special nuclear or by-product material, as defined at 42 U.S.C.(S).2011 et seq., and
                                                             -- --
     amendments thereto and reauthorizations thereof;

          (v)    Asbestos-containing materials in any form or condition; and


          (vi)   Polychlorinated biphenyls.

          "Hazardous Materials Claims" shall mean any enforcement, cleanup,
           --------------------------
removal or other governmental or regulatory action or order with respect to the Property, pursuant to any Hazardous Materials Laws, and/or any claim asserted in writing by any third party relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

          "Hazardous Materials Laws" shall mean any applicable federal, state or
           ------------------------
local laws, ordinances or regulations relating to Hazardous Materials.

          "Indebtedness" of any Person shall mean all items of indebtedness
           ------------
which, in accordance with GAAP and practices, would be included in determining liabilities as shown on the liability side of a statement of condition of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise, including, without limitation, reimbursement obligations with respect to letters of credit issued for the account of such Person.

          "Independent Engineer" shall mean an independent engineer acting on
           --------------------
behalf of the Agent, the Bond L/C Issuing Bank, and the Lenders in connection with the Project.

          "Interest Period" shall mean with respect to any Loan which is being
           ---------------
maintained as a LIBOR Loan, the period commencing on the date such Loan is advanced and ending one, two, three, four or six months thereafter, as designated in the related Loan Request; provided, however, that (a) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless by such extension it would fall in another calendar month, in which case such Interest Period shall end on the immediately preceding Eurodollar Business Day, (b) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period is to end shall, subject to the provisions of clause (a) above, end on the last day of such calendar month, and (c) no Interest Period shall end after, in the case of a Loan being maintained as a LIBOR Loan, the regularly scheduled Revolving Loan Maturity Date.

          "Interest Reserve Account" shall mean an account established, at the
           ------------------------
option of the Agent, with the Trustee, the Agent, the Bond L/C Issuing Bank, or other Person acceptable to the Agent in which the Company shall maintain amounts sufficient for disbursement to reimburse the Bond L/C Issuing Bank immediately upon drawing on the Bond Letter of Credit to pay scheduled interest on the Bonds in accordance with Paragraph 1(b)(1) above.
                   -----------------

          "Interim Bond Loans" shall have the meaning set forth in Paragraph
           ------------------                                      ---------
2(c) above.
----

          "Interim Date" shall mean June 30, 1999.
           ------------

          "Issuer" shall have the meaning given such term in Recital A above.
           ------                                            ---------

          "Lenders" shall mean the Lenders from time to time party hereto.
           -------

          "LIBOR" shall mean, with respect to any LIBOR Loan for the Interest
           -----
Period applicable to such LIBOR Loan, the rate per annum (rounded upward, if necessary, to the next higher 1/16 of one percent) calculated as of the first day of such Interest Period in accordance with the following formula:

          LIBOR =   ER
                  -------
                   1-ERP
   where
          ER  =  Eurodollar Rate
          ERP =  Eurodollar Reserve Percentage


          "LIBOR Loan" shall mean a Loan bearing interest calculated based on
           ----------
LIBOR.

          "LIBOR Spread" shall have the meaning set forth on Appendix I hereto.
           -----                                             ----------

          "Lien" shall mean any security interest, mortgage, pledge, lien, claim
           ----
on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financial statement under the Uniform Commercial Code of any jurisdiction.

          "Loan" shall mean a Revolving Loan or an Interim Bond Loan.
           ----

           "Loan Agreement" shall have the meaning given such term in Recital A
            --------------                                            ---------
above.

          "Loan Documents" shall mean the this Agreement, the Security Documents
           --------------
and any and all other documents, instruments and agreements executed by the Company or any of the Guarantors in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time.

          "Loan Request" shall mean a request for a Revolving Loan in form
           ------------
satisfactory to the Agent.

          "Material Adverse Effect" shall mean a material adverse effect on (i)
           -----------------------
the business, Property, condition (financial or otherwise) or results of operations, of the Company and its Subsidiaries, taken as a whole, (ii) the ability of the Company and its Subsidiaries to perform their respective obligations under the Loan Documents to which they are parties, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or the Lenders thereunder.

          "Multiemployer Plan" as to any Person shall mean a Plan of such Person
           ------------------
which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Net Funded Debt" shall mean, as of any date, (i) the sum of Funded
           ---------------
Debt, the face amount of Standard Letters of Credit Outstanding plus, without duplication, Subordinated Debt minus (ii) the amount then on deposit in the Disbursement Account, the Sinking Fund Account, and the Excess Cash Account.

          "Net Funded Debt/EBITDA Ratio" shall mean, as of any date, the ratio
           ----------------------------
of (i) the Net Funded Debt to (ii) EBITDA for the preceding four fiscal quarters.

          "Net Proceeds" shall mean the Cash Proceeds received by the Company
           ------------
and its Subsidiaries net of the sum of (i) reasonable fees, commissions, expenses and costs paid or payable by the Company and its Subsidiaries to third parties in connection with the event giving rise to such Cash Proceeds and (ii) the amount of all taxes paid (or reasonably estimated to be payable) by the Company and its Subsidiaries in connection with the event giving rise to such Cash Proceeds.

          "Net Profit After Tax" shall mean, for any period, for the Company and
           --------------------
its Subsidiaries on a consolidated basis, determined in accordance with GAAP,
(i) gross revenues (including interest income) for such period minus (ii) expenses (including provision for income taxes, interest expense, depreciation, amortization and other non-cash charges) deducted in determining net income for such period.

          "Obligations" shall mean all unpaid principal of and accrued and
           -----------
unpaid interest on the Loans, all Bond L/C Obligations, all Standard L/C Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Company to the Lenders, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank, or the Agent under the Loan Documents.

          "Other Permitted Debt" shall mean Indebtedness described on Exhibit H
           --------------------                                       ---------
attached hereto.

          "Other Permitted Secured Debt" shall mean Indebtedness described as
           ----------------------------
such on Exhibit I attached hereto.
        ---------

          "Outstanding" shall mean the Bond Letter of Credit or a Standard
           -----------
Letter of Credit when it has not been canceled, expired unutilized or fully drawn upon and reference to the "amount" of the Outstanding Bond Letter of Credit or an Outstanding Standard Letter of Credit shall be deemed to mean the amount available for drawing thereunder.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established
           ----
pursuant to Subtitle A of Title IV of ERISA and any successor thereto.

          "Percentage Share" shall mean, for any Lender at any date that
           ----------------
percentage set forth as such on Schedule 2 attached hereto, as said Schedule 2
                                ----------                          ----------
may be modified from time to time by the Agent to reflect assignments made pursuant to Paragraph 15(q) above and as otherwise modified from time to time
            ---------------
with the consent of one hundred percent (100%) of the Lenders.

          "Permitted Liens" shall mean:
           ---------------

          (i) Liens or charges for current taxes, assessments or other governmental charges which are not delinquent or which remain payable without penalty, or the validity of which are contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof, provided the Company or such Subsidiary, as applicable, shall have set aside on its books and shall maintain adequate reserves for the payment of same in conformity with GAAP.

          (ii) Liens, deposits or pledges made to secure statutory obligations, surety or appeal bonds, or bonds to obtain, or to obtain the release of, attachments, writs of garnishment or for stay of execution, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), leases or for purposes of like general nature in the ordinary course of the business of the Company or such Subsidiary.

          (iii) Purchase money security interests for property hereafter acquired, conditional sale agreements, or other title retention agreements, with respect to property hereafter acquired; provided, however, that no such security interest or agreement shall extend to any property other than the property acquired.

          (iv) Statutory Liens of landlord's, carriers, warehousemen, mechanics, materialmen and other similar Liens imposed by law and created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in conformity with GAAP.

          (v) Attachment and judgment Liens not otherwise constituting an Event of Default any of which Liens are in existence less than forty-five
     (45) days after the entry thereof or with respect to which execution has been stayed, payment is covered in full by insurance, or the Company or such Subsidiary shall in good faith be prosecuting an appeal or proceedings for review and shall have set aside on its books such reserves as may be required by GAAP with respect to such judgment or award.

          (vi) Liens incidental to the conduct of the business or the ownership of the property of the Company or such Subsidiary which were not incurred in connection with borrowed money and which do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of the business.

          (vii)  Liens securing Other Permitted Secured Debt.

          (viii) Liens in favor of the Trustee pursuant to the Bond Documents.

          "Permitted MMT Payments" shall mean the "earn out payments" payable by
           ----------------------
the Company in connection with the purchase of Molten Metal Technologies, Inc. pursuant to that certain Asset Purchase Agreement dated as of December 1, 1998 between the Company and Molten Metal Technologies, Inc.

          "Person" shall mean any corporation, natural person, firm, joint
           ------
venture, partnership, limited liability company, trust, unincorporated organization, government or any department or agency of any government.

          "Plan" shall mean as to any Person, any pension plan that is covered
           ----
by Title IV of ERISA and in respect of which such Person or a Commonly Controlled Entity of such Person is an "employer" as defined in Section 3(5) of ERISA.

          "Potential Default" shall mean an event which but for the lapse of
           -----------------
time or the giving of notice, or both, would constitute an Event of Default.

          "Project Agreements" shall mean the plans, specifications, contracts
           ------------------
and other engineering, architectural or construction agreements pursuant to which the Project has been planned, designed, constructed and equipped.

          "Property" shall mean, collectively and severally, any and all real
           --------
property, including all improvements and fixtures thereon, owned or occupied by the Company or any of its Subsidiaries.

          "Regulation D" shall mean Regulation D of the Board of Governors of
           ------------
the Federal Reserve System (12 C.F.R. (S). 221), as the same may from time to time be amended, supplemented or superseded.

          "Reportable Event" shall mean a reportable event as defined in Title
           ----------------
IV of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of ERISA.

          "Required Lenders" shall mean the Lenders holding not less than sixty-
           ----------------
six and two-third percent (66 2/3%) of the Percentage Shares; provided, however, that at any time during which the number of Lenders hereunder are less than three, the term "Required Lenders" shall mean one hundred percent (100%) of the Lenders.

          "Requirements of Law" shall mean as to any Person the Certificate of
           -------------------
Incorporation and ByLaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Revolving Credit Limit" shall mean:
           ----------------------

          (i)   until December 31, 2000, $18,000,000; from December 31, 2000 until December 31, 2001, $16,500,000; and from and after December 31, 2001, $15,000,000; minus

          (ii) an amount (up to but not in excess of $5,000,000) equal to 50% of (i) Net Proceeds of Equity Securities Issuances minus (ii) on the last day of each year beginning on December 31, 2000, $1,500,000; minus

          (iii) any amount by which the Revolving Credit Limit may be reduced in accordance with the written request of the Company delivered to the Agent not less than five (5) Business Days prior to the proposed effectiveness of such reduction; provided, that any such reduction shall be in a minimum amount of $500,000 and in increments of $500,000 in excess thereof.

          "Revolving Loan" shall have the meaning set forth in Paragraph 2(a)
           --------------
above.

          "Revolving Loan Maturity Date" shall mean September 30, 2004.
           ----------------------------

          "Securities" shall mean any stock, shares, partnership interests,
           ----------
limited liability company interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

          "Security Documents" shall have the meaning given to such term in
           ------------------
Paragraph 8(a).

          "Single Employer Plan" shall mean as to any Person any Plan of such
           --------------------
Person which is not a Multiemployer Plan.

          "Sinking Fund Account" shall have the meaning set forth in Paragraph
           --------------------                                      ---------
11(m) above.
-----

          "Solvent" means, as to any Person at any time, that (i) the fair value
           -------
of the property of such Person is greater than the amount of such Person's liabilities (including disputed liabilities evaluated for purposes of Section 101(31) of the United States Bankruptcy Code and, in the alternative, for purposes of the California Uniform Fraudulent Transfer Act); (ii) the present fair salable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, for which such Person's property would constitute unreasonably small capital.

          "Standard Loan Documents" shall mean the Standard Letters of Credit
           -----------------------
and, to the extent governing the Standard Letters of Credit, this Agreement, the Security Documents and any and all other documents, instruments and agreements executed by the Company or any of the Guarantors in connection herewith or therewith, as any of the same may be amended, extended or replaced from time to time.

          "Standard Letter of Credit" shall have the meaning set forth in
           -------------------------
Paragraph 3(a) above.
--------------

          "Standard Letter of Credit Application" shall mean an application for
           -------------------------------------
a Standard Letter of Credit in the standard form required by the Standard L/C Issuing Bank.

          "Standard L/C Drawing" shall mean any drawing under a Standard Letter
           --------------------
of Credit.

          "Standard L/C Issuing Bank" shall have the meaning set forth in the
           -------------------------
introductory paragraph hereof above.

          "Standard L/C Obligations" shall mean any and all debts, obligations
           ------------------------
and liabilities of the Company to the Agent, the Standard L/C Issuing Bank and the Lenders (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to Standard Letters of Credit.

          "Standard Letter of Credit Fee Percentage" shall have the meaning set
           ----------------------------------------
forth on Appendix I hereto.
         ----------

          "Statement Date" shall mean December 31, 1998.
           --------------

          "Subordinated Debt" shall mean Debt subordinated to the Obligations on
           -----------------
terms and conditions satisfactory to the Lenders.

          "Subsidiary" shall mean with respect to any Person, any corporation
           ----------
more than fifty percent (50%) of the stock of which having by the terms thereof ordinary voting power to elect the board of directors, managers or trustees of such corporation shall, at the time as of which any determination is being made, be owned by such Person, either directly or through Subsidiaries of such Person (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency).

          "Tangible Net Worth" shall mean for the Company and its Subsidiaries,
           ------------------
on a consolidated basis, at any time of determination:

          (i) the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries, as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus

          (ii) the total liabilities of the Company and its Subsidiaries which would be shown as liabilities on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, minus

         (iii) the net book amount of all assets of the Company and its Subsidiaries (after deducting any reserves applicable thereto) which would be shown as intangible assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, including, without limitation, good will, trademarks, trade names, service marks, brand names, copyrights, patents and unamortized debt discount and expense, organizational expenses and the excess of the equity in any Subsidiary over the cost of the investment in such Subsidiary.

          "Year 2000 Issues" means anticipated costs, problems and uncertainties
           ----------------
associated with the inability of certain computer applications to effectively handle data including dates on and after January 1, 2000, as such inability affects the business, operations and financial condition of the Company and its Subsidiaries' material customers, suppliers and vendors.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                         ATG INC., a California corporation


                                         By: /s/ Frank Chiu
                                            ------------------------------------
                                         Name:  Frank Chiu
                                              ----------------------------------
                                         Title: Executive Vice President
                                               ---------------------------------


                                         SANWA BANK CALIFORNIA, as Agent



                                         By /s/ John C. Hyche
                                           -------------------------------------
                                         Name   John C. Hyche
                                              ----------------------------------
                                         Title  Vice President
                                               ---------------------------------


                                         SANWA BANK CALIFORNIA, as Standard L/C
                                         Issuing Bank and a Lender



                                         By   /s/ Rochelle Dineen
                                           -------------------------------------
                                         Name   Rochelle Dineen
                                             -----------------------------------
                                         Title  Vice President/Manager
                                              ----------------------------------


                                         KEYBANK NATIONAL ASSOCIATION, as Bond
                                         L/C Issuing Bank, Co-Agent and a Lender



                                         By:  /s/ Jill Scheuermann
                                            ------------------------------------
                                         Name:  Jill Scheuermann
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------


                                         FIRST BANK OF CALIFORNIA, as a Lender



                                         By:  /s/ Michael G. Barker
                                            ------------------------------------
                                         Name:  Michael G. Barker
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------

                                         IMPERIAL BANK, as a Lender



                                         By:  /s/ Stephanie Arnold
                                            ------------------------------------
                                         Name:  Stephanie Arnold
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------


                                         GENERAL BANK, as a Lender



                                         By:  /s/ Jane Ho
                                            ------------------------------------
                                         Name:  Jane Ho
                                              ----------------------------------
                                         Title: VP & Assistant Regional Manager
                                               ---------------------------------

                  LIST OF APPENDIXES, SCHEDULES AND EXHIBITS


Schedule 1                 Notice Addresses
Schedule 2                 Percentage Share

Appendix I                 Pricing Schedule


Exhibit A                  Form of Bond Letter of Credit
Exhibit B-1                Form of Security Agreement
Exhibit B-2                Form of Security Agreement
Exhibit C                  Form of Guaranty
Exhibit D                  Form of Opinion
Exhibit E                  Material Litigation
Exhibit F                  List of Subsidiaries
Exhibit G                  Insurance (Limits and Coverage)
Exhibit H                  Other Permitted Debt
Exhibit I                  Other Permitted Secured Debt
Exhibit J                  Bond Pledge Agreement

                                  SCHEDULE 1

                              (NOTICE ADDRESSES)

Company
-------

ATG INC.
47375 Fremont Blvd.
Fremont, CA 94538
Attn:  Mr. Frank Chiu, Executive Vice President
       Mr. Steve Guerrettaz, Chief Financial Officer
Telephone:  510-490-3008
Facsimile:  510-651-3731

Agent
-----

Sanwa Bank California
Oakland Commercial Banking Center
2127 Broadway
Oakland, CA 94612
Attn:  Rochelle Dineen, Vice President/ Manager
Telephone:  510-444-1409
Facsimile:  510-268-0700

with a copy to:

Sanwa Bank California
Syndications
601 South Figueroa Street (W12-14)
Los Angeles, CA 90017
Attn:  John Hyche, Vice President
Telephone:  213-896-7543
Facsimile:  213-896-7819

Bond L/C Issuing Bank, Co-Agent
-------------------------------

Jill Scheuermann
KeyBank National Association
Mailcode WA-31-10-4871
700 Fifth Ave., 48th Floor
Seattle, WA 98111-0090
Telephone:  206-689-5711
Facsimile:  206-684-6247
with respect to the Letter of Credit
------------------------------------

KeyBank National Association
International Division
Mailcode WA-31-10-5260
700 5th Avenue, 52nd Floor
Seattle, WA 98104
Attn:  Sharlene Sauders
Telephone:  206-689-5989
Facsimile:  206-343-6921

Lenders
-------

First Bank of California
2395 Willow Pass Road
Concord, CA 94520
Attn:  Jeffrey D. Bryan, Senior Vice President

General Bank
1001 De Anza
Cupertino, CA 95014
Attn:  John Lee, Senior Vice President/Manager

Imperial Bank
San Francisco Regional Office
275 Battery Street, Suite 1100
San Francisco, CA 94111
Attn:  Russ Colombo, Regional Vice President

                                  SCHEDULE 2
                              (Percentage Share)

---------------------------------------------------------------------------------------------------------------------
             LENDER                                                 PERCENTAGE SHARE
             ------                                                 ----------------
---------------------------------------------------------------------------------------------------------------------
Sanwa Bank California                                        26.666666667%
---------------------------------------------------------------------------------------------------------------------
Key Bank                                                     22.222222222%
---------------------------------------------------------------------------------------------------------------------
General Bank                                                 18.888888889%
---------------------------------------------------------------------------------------------------------------------
Imperial Bank                                                18.888888889%
---------------------------------------------------------------------------------------------------------------------
First Bank of California                                     13.333333333%
---------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX I


                                PRICING SCHEDULE

     The LIBOR Spread, Base Rate Spread, Bond Letter of Credit Fee Percentage and Standard Letter of Credit Fee Percentage shall be calculated according to the following schedule, beginning on the 181st day after the date of this Agreement, based on the Net Funded Debt/EBITDA Ratio as set forth in the Compliance Certificate most recently delivered to the Lenders pursuant to Paragraph 11(a) of this Agreement. Such calculations shall be effective (and
---------------                    -----------------------------------------
interest rates and fees adjusted accordingly) effective on the 181st day after
------------------------------------------------------------------------------
the date of this Agreement and, thereafter, on the date that the Agent receives
-------------------------------------------------------------------------------
each such Compliance Certificate.
--------------------------------

     Until the 181st day after the date of this Agreement and, at any time thereafter, if a Compliance Certificate is not delivered in accordance with Paragraph 11(a) of this Agreement, the LIBOR Spread, Base Rate Spread, Bond
---------------
Letter of Credit Fee Percentage and Standard Letter of Credit Fee Percentage shall be calculated according to the following schedule based on the assumption that the Net Funded Debt/EBITDA Ratio is 3.25 to 1.00 or greater.

-------------------------------------------------------------------------------------------------------------------------------
If the Net Funded Debt/EBITDA Ratio is:   The LIBOR Spread is:  The Base Rate Spread   The Bond Letter of   The Standard Letter
--------------------------------------    -------------------   --------------------   ------------------   -------------------
                                                                is:                    Credit Fee           of Credit Fee
                                                                                       ----------           -------------
                                                                                       Percentage is:       Percentage is:
                                                                                       -------------        --------------
-------------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 3.25 to 1.00     2.75%                 0.75%                  2.75%                2.50%
-------------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 2.75 to          2.50%                 0.50%                  2.50%                2.00%
1.00 but less than 3.25 to 1.00
-------------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 2.25 to          2.25%                  .25%                  2.25%                1.75%
1.00 but less than 2.75 to 1.00
-------------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 1.75 to          2.00%                 0.00%                  2.00%                1.50%
1.00 but less than 2.25 to 1.00
-------------------------------------------------------------------------------------------------------------------------------
Less than 1.75 to 1.00                    1.75%                 0.00%                  1.75%                1.25%


-------------------------------------------------------------------------------------------------------------------------------

                                        ---------------------------------------
                                          KeyBank National Association
                                          Letter of Credit No. WSL __________
                                          Page 1 of _____
                                        ---------------------------------------




                                                                       EXHIBIT A

                          KEYBANK NATIONAL ASSOCIATION
                             International Division
                          700 Fifth Avenue, 52/rd/ Floor
                            Mailstop:  WA 31-10-5260
                               Seattle, WA 98104

Date:  November _____, 1999

Letter of Credit No. WSL __________

To: BNY Western Trust Company ("Trustee")
    601 Union Street, Suite 1720
    Seattle, Washington 98101
    Attention:  Corporate Trust Division

Amount:  USD $____________

Expiration Date:  November _____, 2004

Ladies and Gentlemen:

     We hereby establish in your favor at the request and for the account of ATG Inc., a California corporation ("Borrower"), our irrevocable letter of credit in the amount of U.S. $_____________ (_____________ DOLLARS) in connection with the Bonds (as defined below) available with ourselves by sight payment against presentation of one or more signed and dated demands ("Signed Demands") addressed and delivered by you to us at KeyBank National Association, International Division, 700 Fifth Avenue, 52nd Floor, Mailstop WA-31-10-5260, Seattle, WA 98104-0900, Telephone: (206) 689-4989, Facsimile: (206) 343-6921,
Attention: Sharlene Sauders (or such other person as we may from time to time specify), each in the form of Annex A (an "A Drawing"), Annex B (a "B Drawing"), Annex C (a "C Drawing"), Annex D (a "D Drawing"), Annex E (an "E Drawing"), or Annex F (an "F Drawing") hereto, with all instructions in brackets therein being complied with.

      Each such presentation must be made on a Business Day (as hereinafter defined) to us at or before 5:00 p.m., Seattle time on or before November _____, 2004, or, if such date is not a Business Day, then at or before 5:00 p.m. Seattle time, on or before the first (1st) succeeding Business Day (the "Expiration Date"). As used herein the term "Business Day" shall mean a day of the year on which our Seattle office is open for business.

     The amount of any demand presented hereunder will be the amount inserted in numbered Paragraph 4 of said demand. By honoring any such demand we make no representation as to the correctness of the amount demanded.

                                        ---------------------------------------
                                          KeyBank National Association
                                          Letter of Credit No. WSL __________
                                          Page 2 of _____
                                        ---------------------------------------



     We hereby agree with you that each demand presented hereunder in full compliance with the terms hereof will be duly honored by our payment to you of the amount of such demand, in immediately available funds:

(i) not later than 10:00 a.m., Seattle time, on the Business Day following the Business Day on which such demand is presented to us as aforesaid if such presentation is made to us at or before noon, Seattle time.
                                       or
(ii) not later than 10:00 a.m., Seattle time, on the second Business Day following the Business Day on which such demand is presented to us as aforesaid, if such presentation is made to us after noon, Seattle time.

     Notwithstanding the foregoing, any demand presented hereunder, in full compliance with the terms hereof, for a C Drawing or D Drawing will be duly honored (i) not later than 12:00 noon, Seattle time, on the Business Day on which such demand is presented to us as aforesaid if such presentation is made to us at or before 9:00 a.m., Seattle time, and (ii) not later than 11:00 a.m., Seattle time, on the Business Day following the Business Day on which such demand is presented to us as aforesaid if such presentation if made to us after 9:00 a.m., Seattle time.

     If the remittance instructions included with any demand presented under this Letter of Credit require that payment is to be made by transfer to an account with us or with another bank, we and/or such other bank may rely solely on the account number specified in such instructions even if the account is in the name of a person or entity different from the intended payee.

     With respect to any demand that is honored hereunder, the total amount of this Letter of Credit shall be reduced as follows:

(A) With respect to any A Drawing, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by the amount of the applicable demand as of the date of presentation of such demand and shall not be reinstated;

(B) With respect to any B Drawing, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by an amount equal to forty-seven (47) days interest calculated at a rate of 12% per annum on the basis of a year of 365 days on the principal amount of the Bonds being redeemed as set forth in the Annex B delivered in connection with such drawing;

(C) With respect to any C Drawing or D Drawing, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by the amount of the applicable demand as of the date of presentation of such demand subject to reinstatement in full or in part, if and to the extent, prior to the Expiration Date, we

                                        ---------------------------------------
                                          KeyBank National Association
                                          Letter of Credit No. WSL __________
                                          Page 3 of _____
                                        ---------------------------------------



     are reimbursed from remarketing proceeds for all or a portion of such demand, at which time we shall advise you in writing of such reinstatement and the amount reinstated; and

(D) With respect to any F Drawing, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by the amount of the applicable demand as of the date of presentation of such demand; provided, however, that such amount shall be automatically
             --------  -------
     reinstated on the tenth (10th) calendar day following the date of presentation of such demand unless (i) you shall have received notice from us by telegraph, telex, courier service or registered mail at the above address within seven (7) calendar days after the presentation of such demand that there shall be no such reinstatement, or (ii) the tenth (10th) calendar day after such presentation would be after the Expiration Date.

     Upon presentation to us of an E Drawing in compliance with the terms of this Letter of Credit, no further demand whatsoever may be presented hereunder.

     An F Drawing shall not be presented to us (i) more than once during any twenty-seven (27) calendar day period, or (ii) with respect to any single F Drawing, for an amount more than $______________.

     Only you, as Trustee, may make a drawing under this Letter of Credit. Upon the payment to you or your account of the amount specified in a sight draft drawn hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such sight draft, and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sight draft to you or to any other person who may have made to you or who makes to you a demand for payment of principal of or interest on any of the Bonds.

     Except as otherwise provided herein, this Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credits (1993 Revision), Publication No. 500 of the International Chamber of Commerce (the "UCP"); provided, however, that Article 41, paragraphs d, e, f, g, h, i and j of Article 48 and the second sentence of
Article 17 shall not apply to this Letter of Credit. Furthermore, as provided in the first sentence of Article 17 of the UCP, we assume no liability or responsibility for consequences arising out of the interruption of our business by Acts of God, riots, civil commotions, insurrections, wars or any other causes beyond our control, or strikes or lockouts. As to matters not covered by the UCP and to the extent not inconsistent with the UCP or made inapplicable by this Letter of Credit, this Letter of Credit shall be governed by the laws of the State of Ohio, including the Uniform Commercial Code as in effect in the State of Ohio.

     This Letter of Credit is transferable and may be transferred more than once, but in each case only in the amount of the full unutilized balance hereof to any single transferee who you shall have advised us pursuant to Annex G has succeeded BNY Western Trust Company or a

                                        ---------------------------------------
                                          KeyBank National Association
                                          Letter of Credit No. WSL __________
                                          Page 4 of _____
                                        ---------------------------------------



successor trustee as Trustee under the Trust Indenture dated as of November 1, 1999 as supplemented from time to time (the "Indenture") between the Port of Benton Economic Development Corporation (the "Issuer") and BNY Western Trust Company, as Trustee, pursuant to which U.S. $_____________________ in aggregate principal amount of the Solid Waste Revenue Bonds, 1999 (ATG Inc. Project) (the "Bonds") were issued. Transfers may be effected without charge to the transferor and only through ourselves and only upon presentation to us of a duly executed instrument of transfer in the form attached hereto as Annex G. Any transfer of this Letter of Credit as aforesaid must be endorsed by us on the reverse hereof and may not change the place of presentation of demands from our office in Seattle, Washington. Transfer of the amount available under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a transfer fee of $500.00 and the transfer form in the form attached hereto as Annex G and, unless this Letter of Credit is so presented to us, we shall have no obligation hereunder to any transferee. Upon such transfer, we will either endorse the transfer on the reverse of this Letter of Credit, and forward it directly to such transferee with our customary notice of transfer or issue a replacement of this Letter of Credit in the maximum amount then available hereunder.

     Communications with respect to this Letter of Credit shall be in writing and shall be addressed to KeyBank National Association, International Division, 700 Fifth Avenue, 52nd Floor, Mailcode WA-31-10-5260, Seattle, Washington 98104,
Phone: 206-689-5989, Fax No.: 206-343-6921, Attention: Sharlene Sauders, specifically referring thereon to KeyBank National Association Irrevocable Letter of Credit No. WSL _______________.

     All payments hereunder shall be made from our own funds.

     Upon the earliest of (i) the honoring by us of the final drawing available to be made hereunder, (ii) our receipt of this outstanding Letter of Credit and a written certificate signed by your officer and an authorized representative of the Company in the form of Annex E and Annex F hereto appropriately completed, or (iii) the Expiration Date, this Letter of Credit shall automatically terminate and be delivered to us for cancellation.

     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds and the Indenture), except the UCP to the extent the UCP is not inconsistent with or made inapplicable by this Letter of Credit; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except the UCP.

                                       Very truly yours,

                                       KEYBANK NATIONAL ASSOCIATION, a national banking association

                                        ---------------------------------------
                                          KeyBank National Association
                                          Letter of Credit No. WSL __________
                                          Page 5 of _____
                                        ---------------------------------------




                             By: ___________________________________________
                                 Sharlene Sauders, Vice President



                             By: ____________________________________________
                                 Carla L. C. Alsid, Letter of Credit Officer

                                        ---------------------------------------
                                          KeyBank National Association
                                          Letter of Credit No. WSL __________
                                          Page 6 of _____
                                        ---------------------------------------




                                    ANNEX A

To:  KEYBANK NATIONAL ASSOCIATION
     International Division, 700 Fifth Avenue, 52nd Floor
     Mailcode WA-31-10-5260
     Seattle, WA  98104

Re:  KeyBank National Association
     Irrevocable Letter of Credit No. WSL ____________

FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.


  [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO KEYBANK NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. WSL ________________ (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

     (1)  THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

     (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF PRINCIPAL UPON AN OPTIONAL AND/OR MANDATORY REDEMPTION OF LESS THAN ALL OF THE BONDS CURRENTLY OUTSTANDING.

     (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:

                 [INSERT REMITTANCE INSTRUCTIONS].

     (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

     (5) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN SEATTLE, WASHINGTON REGARDING THIS DEMAND.

                                        ---------------------------------------
                                          KeyBank National Association
                                          Letter of Credit No. WSL __________
                                          Page 7 of _____
                                        ---------------------------------------




     (6) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SEATTLE TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10.00 A.M., SEATTLE TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SEATTLE TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SEATTLE TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.

                         [INSERT NAME OF BENEFICIARY]

             [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE AND DATE]

                                        ---------------------------------------
                                          KeyBank National Association
                                          Letter of Credit No. WSL 991510
                                          Page 8 of 19
                                        ---------------------------------------


                                    ANNEX B
To:  KEYBANK NATIONAL ASSOCIATION
     International Division, 700 Fifth Avenue, 52nd Floor
     Mailcode WA-31-10-5260
     Seattle, WA  98104

Re:  KeyBank National Association
     Irrevocable Letter of Credit No. WSL ______________

     FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.

  [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO KEYBANK NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. WSL ________________ (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

     (1)  THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

     (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF UNPAID INTEREST UPON AN OPTIONAL AND/OR MANDATORY REDEMPTION OF LESS THAN ALL OF THE BONDS CURRENTLY OUTSTANDING IN AN AGGREGATE PRINCIPAL AMOUNT OF $_______________.

     (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:

               [INSERT REMITTANCE INSTRUCTIONS].

     (4)  THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $INSERT
          AMOUNT].

     (5) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN SEATTLE, WASHINGTON REGARDING THIS DEMAND.

                                        ---------------------------------------
                                          KeyBank National Association
                                          Letter of Credit No. WSL __________
                                          Page 9 of 19
                                        ---------------------------------------




     (6) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SEATTLE TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SEATTLE TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SEATTLE TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SEATTLE TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.

                         [INSERT NAME OF BENEFICIARY]

                [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE AND DATE]

                                  --------------------------------------
                                  KeyBank National Association
                                  Letter of Credit No. WSL ____
                                  Page 10 of 19

                                  --------------------------------------

                       ANNEX C

To:  KEYBANK NATIONAL ASSOCIATION
     International Division, 700 Fifth Avenue, 52nd Floor
     Mailcode WA-31-10-5260
     Seattle, WA 98104

Re:  KeyBank National Association
     Irrevocable Letter of Credit No. WSL ______________

     [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO KEYBANK NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. WSL ______________ (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

     (1)  THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

     (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF THE PRINCIPAL AMOUNT OF THOSE BONDS WHICH THE REMARKETING AGENT (AS DEFINED IN THE INDENTURE) HAS BEEN UNABLE TO REMARKET WITHIN THE TIME LIMITS ESTABLISHED IN THE INDENTURE.

     (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:

               [INSERT REMITTANCE INSTRUCTIONS].

     (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

     (5) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN SEATTLE, WASHINGTON REGARDING THIS DEMAND.

     (6) THE TRUSTEE: (A) IS DELIVERING OR CAUSING TO BE DELIVERED TO THE SANWA BANK CALIFORNIA ("AGENT"), AS AGENT FOR BANK AND OTHERS, A PRINCIPAL AMOUNT OF THE BONDS, REGISTERED IN THE

                                   --------------------------------------
                                   KeyBank National Association
                                   Letter of Credit No. WSL ____
                                   Page 11 of 19

                                   --------------------------------------

          NAME OF THE BORROWER AS PLEDGOR AND AGENT AS PLEDGOR AND AGENT AS PLEDGEE, EQUAL TO THE AMOUNT OF THE DRAFT ACCOMPANYING THIS CERTIFICATE; IS DELIVERING OR CAUSING TO BE DELIVERED TO THE AGENT,
                       ------------------------------------------------------
          A WRITTEN CONFIRMATION THAT THE BOOK ENTRIES HAVE BEEN MADE SO THAT
          -------------------------------------------------------------------
          A PRINCIPAL AMOUNT OF THE BONDS IS HELD BY THE TRUSTEE FOR THE
          --------------------------------------------------------------
          ACCOUNT OF THE BORROWER AS PLEDGOR AND AGENT AS PLEDGEE, EQUAL TO THE
          ---------------------------------------------------------------------
          AMOUNT OF THE DRAFT ACCOMPANYING THIS CERTIFICATE; (B) ACKNOWLEDGES
          --------------------------------------------------
          THE PLEDGE BY THE BORROWER TO AGENT OF THE BONDS DELIVERED PURSUANT TO CLAUSE (A), AND (C) AGREES THAT ALL PAYMENTS OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST MADE ON SUCH BONDS SHALL BE MADE TO AGENT, SO LONG AS AGENT IS THE PLEDGEE OF SUCH BONDS.

     (7) THE PRINCIPAL AMOUNT OF THE BONDS DELIVERED TO THE REMARKETING AGENT WHICH THE REMARKETING AGENT HAS BEEN UNABLE TO REMARKET IS $____________. THE AMOUNT OF INTEREST UPON SUCH BONDS WHICH HAS ACCRUED BUT IS UNPAID IS $__________________. THE AMOUNT OF THE DRAFT ACCOMPANYING THIS CERTIFICATE DOES NOT EXCEED SUCH AMOUNT DUE AS THE PRINCIPAL OF THE BONDS AND INTEREST ACCRUED THEREON.

     (8) UPON RECEIPT BY THE TRUSTEE OF THE AMOUNT DEMANDED HEREBY, (A) THE TRUSTEE WILL DELIVER IT TO BOND HOLDERS ONLY FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE OF THE BONDS REFERENCED IN THE SECOND PARAGRAPH HEREOF, (B) NO PORTION OF IT SHALL BE APPLIED BY THE TRUSTEE FOR ANY OTHER PURPOSE, AND (C) NO PORTION OF IT SHALL BE COMMINGLED WITH OTHER FUNDS HELD BY THE TRUSTEE. THIS DRAWING IS MADE IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE LETTER OF CREDIT.

     (9) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE 9:00 A.M., SEATTLE TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 12:00 noon., SEATTLE TIME, ON SAID BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER 9:00 A.M., SEATTLE TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 11:00 A.M., SEATTLE TIME, ON THE BUSINESS DAY FOLLOWING SAID BUSINESS DAY.

                         [INSERT NAME OF BENEFICIARY]

          [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE AND DATE]

                                   ------------------------------------
                                   KeyBank National Association
                                   Letter of Credit No. WSL ____
                                   Page 12 of 19

                                   ------------------------------------

                                    ANNEX D

To:  KEYBANK NATIONAL ASSOCIATION
     International Division, 700 Fifth Avenue, 52nd Floor
     Mailcode WA-31-10-5260
     Seattle, WA 98104

Re:  KeyBank National Association
     Irrevocable Letter of Credit No. WSL ______________

     FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.

     (INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO KEYBANK NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. WSL ___________ (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

     (1)  THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

     (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF THE UNPAID INTEREST ON THOSE BONDS WHICH THE REMARKETING AGENT (AS DEFINED IN THE INDENTURE) HAS BEEN UNABLE TO REMARKET WITHIN THE TIME LIMITS ESTABLISHED IN THE INDENTURE.

     (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:

               [INSERT REMITTANCE INSTRUCTIONS].

     (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

     (5) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN SEATTLE, WASHINGTON REGARDING THIS DEMAND.

                                   ------------------------------------
                                   KeyBank National Association
                                   Letter of Credit No. WSL ____
                                   Page 13 of 19

                                   ------------------------------------

     (6) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE 9:00 A.M., SEATTLE TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 12:00 noon., SEATTLE TIME, ON SAID BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER SAID 9:00 A.M., SEATTLE TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 11:00 A.M., SEATTLE TIME, ON THE BUSINESS DAY FOLLOWING SAID BUSINESS DAY.

                         [INSERT NAME OF BENEFICIARY]

             [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE AND DATE]

                                   ------------------------------------
                                   KeyBank National Association
                                   Letter of Credit No. WSL ____
                                   Page 14 of 19

                                   ------------------------------------


                                    ANNEX E

To:  KEYBANK NATIONAL ASSOCIATION
     International Division, 700 Fifth Avenue, 52nd Floor
     Mailcode WA-31-10-5260
     Seattle, WA 98104

Re:  KeyBank National Association
     Irrevocable Letter of Credit No. WSL ______________

     FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.

     [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO KEYBANK NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. WSL ________________ (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

     (1)  THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

     (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT, AT STATED MATURITY, UPON ACCELERATION FOLLOWING AN EVENT OF DEFAULT, OR UPON REDEMPTION AS A WHOLE, OF THE TOTAL UNPAID PRINCIPAL OF, AND UNPAID INTEREST ON, ALL OF THE BONDS WHICH ARE PRESENTLY OUTSTANDING.

     (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:

               [INSERT REMITTANCE INSTRUCTIONS].

     (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT WHICH IS THE SUM OF THE TWO AMOUNTS SET FORTH IN PARAGRAPH 5, BELOW].

     (5) THE AMOUNT OF THIS DEMAND IS EQUAL TO THE SUM OF (A) $[INSERT AMOUNT] BEING DRAWN IN RESPECT OF THE PAYMENT OF UNPAID PRINCIPAL OF THE BONDS AND (B) $[INSERT AMOUNT] BEING DRAWN IN RESPECT OF THE PAYMENT OF UNPAID INTEREST ON THE BONDS.

                                   ------------------------------------
                                   KeyBank National Association
                                   Letter of Credit No. WSL ____
                                   Page 15 of 19

                                   ------------------------------------

     (6) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN SEATTLE, WASHINGTON REGARDING THIS DEMAND.

     (7) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SEATTLE TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SEATTLE TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SEATTLE TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SEATTLE TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.

                         [INSERT NAME OF BENEFICIARY]

             [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE AND DATE]

                                   ------------------------------------
                                   KeyBank National Association
                                   Letter of Credit No. WSL ____
                                   Page 16 of 19

                                   ------------------------------------

                                    ANNEX F

To:  KEYBANK NATIONAL ASSOCIATION
     International Division, 700 Fifth Avenue, 52nd Floor
     Mailcode WA-31-10-5260
     Seattle, WA 98104

Re:  KeyBank National Association
     Irrevocable Letter of Credit No. WSL ______________

     FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.


     [INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO KEYBANK NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. WSL ______________ (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

     (1)  THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

     (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT, ON AN INTEREST PAYMENT DATE (AS DEFINED IN THE INDENTURE), OF UNPAID INTEREST WITH RESPECT TO THE BONDS.

     (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS: [INSERT REMITTANCE INSTRUCTIONS].

     (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

     (5) THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF THE BANK'S LETTER OF CREDIT OFFICE IN SEATTLE, WASHINGTON REGARDING THIS DEMAND AT LEAST ONE (1) BUSINESS DAY PRIOR TO THIS DEMAND.

     (6) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SEATTLE TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS

                                   ------------------------------------
                                   KeyBank National Association
                                   Letter of Credit No. WSL ____
                                   Page 17 of 19

                                   ------------------------------------

          DEMAND AT OR BEFORE 10:00 A.M., SEATTLE TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SEATTLE TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SEATTLE TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.

                         [INSERT NAME OF BENEFICIARY]

             [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE AND DATE]

                                   ------------------------------------
                                   KeyBank National Association
                                   Letter of Credit No. WSL ____
                                   Page 18 of 19

                                   ------------------------------------

                                    ANNEX G

To:  KEYBANK NATIONAL ASSOCIATION
     International Division, 700 Fifth Avenue, 52nd Floor
     Mailcode WA-31-10-5260
     Seattle, WA 98104

Re:  KeyBank National Association
     Irrevocable Letter of Credit No. WSL ______________

Ladies and Gentlemen:

     For value received, we hereby irrevocably assign and transfer all of our rights under the above-captioned Letter of Credit, as heretofore and hereafter amended, extended or increased, to:

               ______________________________

                         [Name of Transferee]

               ______________________________

               ______________________________

               ______________________________

                      [Address of Transferee]

     By this transfer, all of our rights in the Letter of Credit are transferred to the transferee, and the transferee shall have sole rights as beneficiary under the Letter of Credit, including sole rights relating to any amendments, whether increases or extensions or other amendments, and whether now existing or hereafter made. You are hereby irrevocably instructed to advise future amendment(s) of the Letter of Credit to the transferee without our consent or notice to us.

     The original of such Letter of Credit is returned herewith, and in accordance therewith we ask you to endorse the within transfer on the reverse thereof, and forward it directly to the Transferee with your customary notice of transfer, or issue a replacement Letter of Credit to the Transferee as provided therein.

                                   ------------------------------------
                                   KeyBank National Association
                                   Letter of Credit No. WSL ____
                                   Page 19 of 19

                                   ------------------------------------

     You are hereby advised that the transferee named above has succeeded BNY Western Trust Company or a successor trustee, as Trustee under the Indenture of Trust dated as of November 1, 1999 as may be supplemented from time to time (the "Indenture") between the Port of Benton Economic Development Corporation (the "Issuer") and BNY Western Trust Company, as Trustee, pursuant to which U.S. $24,930,000 in aggregate principal amount of Solid Waste Rate Revenue Bonds, 1999 (ATG Inc. Project) were issued.

                              Very truly yours,

                              [Insert Name of Transferor]


                              By: _________________________

                                    [Insert Name and Title]

                              TRANSFEROR'S SIGNATURE GUARANTEED


                              By: ___________________________

                                         [Bank Name]

                                    By: ________________________

                                         [Insert Name and Title]


     By its signature below, the undersigned transferee acknowledges that it has duly succeeded BNY Western Trust Company or a successor trustee as Trustee under the Indenture.

[Insert Name of Transferee]

By:

   [Insert Name and Title]

                              SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Security Agreement") is made and dated as of November 1, 1999 by and between ATG INC., a California corporation ("Debtor"), and SANWA BANK CALIFORNIA, as agent (in such capacity, the "Agent") for the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under (and as those terms and capitalized terms not otherwise defined herein are defined in) that certain Credit and Reimbursement Agreement dated as of November 1, 1999 by and among Debtor, the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                   RECITALS

     A. Pursuant to the Credit Agreement, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders have agreed to extend credit to Debtor from time to time.

     B. As a condition precedent to the obligation to continue to extend credit under the Credit Agreement and as security for the payment and performance of Debtor's Obligations, Debtor is required to execute and deliver this Security Agreement, and to grant to the Agent on behalf of itself, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders (collectively, the "Secured Parties") and to create a security interest in certain property of Debtor, as hereinafter provided.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

     1.  Appointment of Agent.  Pursuant to Paragraph 14 of the Credit
         --------------------
Agreement, each Secured Party has appointed the Agent as its agent under the Loan Documents (including, without limitation, this Security Agreement), and the Agent has accepted such appointment. The Agent shall act as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties with respect to the Collateral (as defined below). The Agent agrees that the Agent will act with respect to the Collateral for the exclusive benefit of the Secured Parties and is not, and shall not at any time in the future be, in any manner or to any extent, subject to the direction or control of Debtor except as expressly permitted hereunder, under the other Loan Documents or as required by law.

     2.  Grant of Security Interest.  Debtor hereby pledges, assigns and grants
         --------------------------
to the Agent, for the benefit of the Secured Parties, a security interest in the property described in Paragraph 3 below (collectively and severally, the "Collateral") to secure payment and performance of the Obligations.

     3.  Collateral.  The Collateral shall consist of all right, title and
         ----------
interest of Debtor in and to the following:

            3(a) All now existing and hereafter arising receivables, accounts, contracts, contract rights, chattel paper, documents, instruments, investment property, and general intangibles of Debtor (including U.S. Governmental claims and receivables governed by the Federal Assignment of Claims Act of 1940, as amended ("Assignment of Claims Act"), whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of Debtor now and hereafter arising in and to all security agreements, guaranties, leases and other writings securing or otherwise relating to any such receivables, accounts, contracts, contract rights, chattel paper, documents, instruments and general intangibles;

            3(b) All inventory of Debtor, now owned and hereafter acquired, wherever located, including, without limitation, all merchandise, goods and other personal property which are held for sale or lease, all raw materials, work in process, materials used or consumed in Debtor's business and finished goods, all goods in which Debtor has an interest in mass or a joint or other interest or gifts of any kind (including goods in which Debtor has an interest or right as consignee), and all goods which are returned to or repossessed by Debtor, together with all additions and accessions thereto and replacements therefor and products thereof and documents therefor;

            3(c) All equipment of Debtor, now owned and hereafter acquired, wherever located, and all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor, including, without limitation, all machinery, tools, dies, blueprints, catalogues, computer hardware and software, furniture, furnishings and fixtures;

            3(d) All now existing and hereafter acquired Computer Hardware and Software Collateral, Copyright Collateral, Patent Collateral, Trademark Collateral and Trade Secrets Collateral (as those terms are defined in Paragraph 13 below) (collectively, the "Intellectual Property Collateral");

            3(e) All deposit accounts, now existing and hereafter arising or established, maintained in Debtor's name with any financial institution, including, without limitation, those accounts described more particularly on
Schedule 1 attached hereto, and any and all funds at any time held therein and
----------
all certificates, instruments and other writings, if any, from time to time representing, evidencing or deposited into such accounts, and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

            3(f) All now existing and hereafter acquired books, records, writings, data bases, information and other property relating to, used or useful in connection with, embodying, incorporating or referring to, any of the foregoing Collateral;

            3(g) All other property of Debtor now or hereafter in the possession, custody or control of the Agent, and all property of Debtor in which the Agent now has or hereafter acquires a security interest for the benefit of the Secured Parties;

            3(h) Rights under insurance policies, letter of credit rights, and supporting obligations, including without limitation guaranties;

            3(i) All now existing and hereafter acquired cash and cash equivalents held by Debtor not otherwise included in the foregoing Collateral; and

            3(j) All products and proceeds of the foregoing Collateral. For purposes of this Security Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds thereof is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

     Nothing herein is intended to grant to the Secured Parties a Security Interest in specific assets, if any, of Debtor that the Secured Parties may agree from time to time, pursuant to the Credit Agreement, shall not constitute Collateral.

     4.  Debtor Obligations.  The Obligations secured by this Security Agreement
         ------------------
shall consist of all Obligations of Debtor as defined in the Credit Agreement, including, without limitation all obligations under each other Loan Document, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred.

     5.  Representations and Warranties.  In addition to all representations and
         ------------------------------
warranties of Debtor set forth in the other Loan Documents, which are incorporated herein by this reference, Debtor hereby represents and warrants that:

            5(a) Except as permitted by Paragraph 12(a) of the Credit Agreement and except for the Lien in favor of the Agent for the benefit of the Secured Parties granted hereunder, no Person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other Lien or charge) in, against or to the Collateral.

            5(b) All information heretofore, herein or hereafter supplied to the Agent or any Secured Party by or on behalf of Debtor with respect to the Collateral is accurate and complete in all material respects.

            5(c) Debtor has delivered to the Agent all instruments, chattel paper and other items of Collateral in which a security interest is or may be perfected by possession, together with such additional writings, including, without limitation, assignments, with respect thereto as the Agent shall request.

     6.  Covenants and Agreements of Debtor.  In addition to all covenants and
         ----------------------------------
agreements of Debtor set forth in the other Loan Documents, which are incorporated herein by this reference, Debtor hereby agrees, at no cost or expense to the Agent or any of the Secured Parties:

            6(a) To do all acts that may be necessary to maintain, preserve and protect the Collateral and the priority and perfected nature of the security interest of the Agent for the benefit of the Secured Parties therein;

            6(b) With respect to Collateral in possession of a third party, upon the written request of the Agent, to join with the Agent in notifying the third party of the Secured Parties' security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of the Secured Parties;

            6(c) Upon the written request of the Agent, to cooperate with the Agent in obtaining control agreements in form and substance satisfactory to the Agent with respect to Collateral consisting of deposit accounts, investment property, letter of credit rights, and electronic chattel paper;

            6(d) Not to create any chattel paper without placing a legend on the chattel paper acceptable to the Agent indicating that the Secured Parties have a security interest in the chattel paper;

            6(e) Not to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, any other agreement with the Agent and/or the Secured Parties related hereto, or any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Debtor or affecting any of the Collateral or any contractual obligation affecting any of the Collateral;

            6(f) To pay promptly when due all taxes, assessments, charges, encumbrances and Liens now or hereafter imposed upon or affecting any Collateral;

            6(g) To appear in and defend any action or proceeding which may affect its title to or the Agent's interest on behalf of the Secured Parties in the Collateral;

            6(h) Not to surrender or lose possession of (other than to the Agent), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except as expressly provided herein and in the other Loan Documents, and to keep the Collateral free of all levies and security interests or other Liens or charges except as permitted by the Credit Agreement; provided, however, that, unless an Event of Default shall have occurred and be continuing, Debtor may, in the ordinary course of business, sell or lease any Collateral consisting of inventory;

            6(i) To account fully for and promptly deliver to the Agent, in the form received, all documents, chattel paper, instruments and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed to the Agent or in blank, as requested by the Agent, and until so delivered all such documents, instruments, agreements and proceeds shall be held by Debtor in trust for the Agent for the benefit of the Secured Parties, separate from all other property of Debtor;

            6(j) To keep separate, accurate and complete records of the Collateral and to provide the Agent and each of the Secured Parties with such records and such other reports and information relating to the Collateral as the Agent or any Secured Party may reasonably request from time to time;

            6(k) To give the Agent thirty (30) days prior written notice of any change in Debtor's chief place of business, Debtor's state of incorporation or legal name or trade name(s) or style(s) referred to in Paragraph 11 below;

            6(l) To keep the records concerning the Collateral at the location(s) referred to in Paragraph 11 below and not to remove such records from such location(s) without the prior written consent of the Agent;

            6(m) To keep the Collateral at the location(s) referred to in Paragraph 11 below and not to remove the Collateral from such location(s) without the prior written consent of the Agent;

            6(n) To keep the Collateral in good condition and repair and not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral;

            6(o) Unless Debtor shall either reasonably and in good faith determine that such Collateral is of negligible economic value to Debtor or that there is a valid purpose to do otherwise not to: (1) permit any Patent Collateral to lapse or become abandoned or dedicated to the public or otherwise be unenforceable; (2) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (3) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,
(4) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration,
(5) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (6) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, or (7) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable; (viii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof;

            6(p) To notify the Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding Debtor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

            6(q) Not to file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Agent, and upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of Debtor relating thereto or represented thereby;

            6(r) With respect to Intellectual Property that is or becomes Collateral hereunder, promptly to execute and deliver to the Agent agreements in the forms of Exhibit A, Exhibit B, Exhibit C and Exhibit D hereto; and
             ---------  ---------- ---------     ---------

            6(s) With respect to rights of the Agent in Collateral that are or become subject to compliance with the Assignment of Claims Act, promptly to deliver to the Agent an agreement in the form of Exhibit E hereto, fully
                                                 ---------
executed and acknowledged on behalf of the United States or appropriate agency or instrumentality thereof.

     7.  Authorized Action by Agent.  Debtor hereby agrees that:
         --------------------------

            7(a) From time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of the Agent with respect to the Collateral, the obligations of Debtor hereunder or the Obligations, the Agent may, but shall not be obligated to and shall incur no liability to Debtor, any Secured Party or any third party for failure to take any action which Debtor is obligated by this Security Agreement to do and to exercise such rights and powers as Debtor might exercise with respect to the Collateral.

            7(b) The Agent may execute in its own name or in the name of Debtor and file one or more financing statements describing the Collateral in such jurisdictions as deemed appropriate by the Agent from time to time.

            7(c) The Agent may file photostatic or other copies of financing statements signed or authenticated by Debtor or of this Security Agreement in such jurisdictions as deemed appropriate by the Agent from time to time.

            7(d) Debtor hereby irrevocably appoints the Agent as its attorney-in-fact to exercise such rights and powers, including without limitation, to collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral.

            7(e) Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral.

            7(f)  Insure, process and preserve the Collateral.

            7(g)  Transfer the Collateral to its own or its nominee's name.

            7(h) Make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral.

            7(i) Subject to the provisions of Paragraph 8 below, notify any obligor on any Collateral to make payment directly to the Agent.

     8.  Collection of Collateral Payments.
         ---------------------------------

            8(a) Debtor shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Agent or any Secured Party may reasonably request, or, in the absence of such request, as Debtor may reasonably deem advisable; provided, however, that Debtor shall not, without the prior written consent of the Agent and the Secured Parties, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof. Upon the request of the Agent at the direction of all the Secured Parties, Debtor will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to such accounts as the Agent may direct in writing and to execute all instruments and take all action required by the Agent to ensure the rights of the Agent for the benefit of the Secured Parties in any Collateral subject to the Federal Assignment of Claims Act of 1940, as amended.

            8(b) Upon the request of the Agent, which request will be made only following the occurrence of an Event of Default, Debtor will, forthwith upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Agent) which may be received by Debtor at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Agent, such items will be held in trust for the Agent and the Secured Parties and will not be commingled by Debtor with any of its other funds or property. Thereafter, the Agent is hereby authorized and empowered to endorse the name of Debtor on any check, draft or other instrument for the payment of money received by the Agent on account of any Collateral Payment if the Agent believes such endorsement is necessary or desirable for purposes of collection.

            8(c) Debtor will indemnify and save harmless the Agent from and against all reasonable liabilities and expenses on account of any adverse claim asserted against the Agent relating to any moneys received by the Agent on account of any Collateral Payment and such obligation of Debtor shall continue in effect after and notwithstanding the discharge of Debtor Obligations and the release of the security interest granted in Paragraph 2 above.

     9.  Power of Attorney.
         -----------------

            9(a) Debtor hereby grants to the Agent for the benefit of the Secured Parties an exclusive, irrevocable power of attorney, with full power and authority in the place and stead of Debtor to take all such action permitted under Paragraph 7. Debtor agrees to reimburse the Agent upon demand for any costs and expenses, including, without limitation, attorneys' fees, the Agent may incur while acting as Debtor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby. It is further agreed and understood between the parties hereto that such care as the Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in the Agent's possession; provided, however, that the Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.


            9(b) Debtor hereby grants to the Secured Parties a present, irrevocable, paid-up royalty-free world wide and non-exclusive license under all Intellectual Property Collateral owned by Debtor or licensed to Debtor with the right to sublicense (both on the date hereof and in the future) to make, have made, reproduce, have reproduced, prepare derivative works of, perform, or display (publicly or otherwise) or otherwise use, sell, lease or distribute any products or processes, except Intellectual Property Collateral as to which the Secured Parties have a perfected security interest that permits exercise of the remedies set forth herein upon an Event of Default. The Secured Parties shall have the right to sublicense (with the right of any sublicensee to grant further sublicenses) or unconditionally assign such license without Debtor's consent, limited only in the case of licenses to Debtor of intellectual property owned by unaffiliated third parties to the extent permitted in the applicable license. Such license may be subject to the payment of royalties by Debtor to third parties.

     10.  Remedies.  Upon the occurrence of an Event of Default, the Agent may,
          --------
without notice to or demand on Debtor and in addition to all rights and remedies available to the Agent and the Secured Parties with respect to the Obligations, at law, in equity or otherwise, do any one or more of the following:

            10(a) Foreclose or otherwise enforce the Agent's security interest in any manner permitted by law or provided for in this Security Agreement.

            10(b) Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at the Agent's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Agent may determine.

            10(c) Recover from Debtor all costs and expenses, including, without limitation, reasonable attorneys' fees (including the allocated cost of internal counsel), incurred or paid by the Agent or any Secured Party in exercising any right, power or remedy provided by this Security Agreement.

            10(d) Require Debtor to assemble the Collateral and make it available to the Agent at a place to be designated by the Agent.

            10(e) Enter onto property where any Collateral is located and take possession thereof with or without judicial process.

            10(f) Prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, tradename, copyright, patent or technical process used by Debtor.

Debtor shall be given five (5) Business Days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of Collateral is to be made, which notice Debtor hereby agrees shall be deemed reasonable notice thereof. Upon any sale or other disposition pursuant to this Security Agreement, the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including the Agent) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Debtor and Debtor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

     11.  Place of Business; Collateral Location; Records Location.  Debtor
          --------------------------------------------------------
represents that its chief place of business is as set forth on Schedule 2
                                                               ----------
attached hereto; that the only trade name(s) or style(s) used by Debtor are set forth on said Schedule 2; and that, except as otherwise disclosed to the Agent
              ----------
in writing prior to the date hereof, the Collateral and Debtor's records concerning the Collateral are located at its chief place of business.

     12.  Miscellaneous Provisions.
          ------------------------

            12(a) Binding on Successors and Assigns.  All provisions contained
                  ---------------------------------
in this Security Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of the Agent and the Secured Parties and their respective successors and assigns, and shall be binding upon the Debtor, its successors and assigns.

            12(b) Amendment.  This Security Agreement may not be amended or
                  ---------
terms or provisions hereof waived unless such amendment or waiver is in writing and signed by the Agent and the Debtor.

            12(c) Cumulative Rights; No Waiver.  The rights, powers and remedies
                  ----------------------------
of the Agent, and the Secured Parties hereunder are cumulative and in addition to all rights, power and remedies provided under any and all agreements between the Debtor and any of such Persons relating hereto, at law, in equity or otherwise. Any delay or failure by the Agent or the Secured Parties to exercise any right, power or remedy shall not constitute a waiver thereof by such Persons, and no single or partial exercise by any of such Persons of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

            12(d) Entire Agreement.  This Security Agreement and the documents
                  ----------------
and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

            12(e) Survival.  All representations, warranties, covenants and
                  --------
agreements herein contained on the part of the Debtor shall survive the termination of this Security Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

            12(f) Notices.  All notices given by any party to the others shall
                  -------
be in writing unless otherwise provided for herein, delivered by facsimile transmission, by personal delivery or by overnight courier, addressed to the party as set forth in the Credit Agreement.

            12(g) Governing Law.  This Security Agreement shall be governed by
                  -------------
and construed in accordance with the internal laws of the State of California without giving effect to its choice of law rules.

            12(h) Counterparts.  This Security Agreement may be executed in any
                  ------------
number of counterparts, all of which together shall constitute one agreement.

            12(i)  Severability.  The illegality or unenforceability of any
                   ------------
provision of this Security Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions hereof or thereof.

            12(j)  Waiver of Hearing.  Debtor expressly waives any
                   -----------------
constitutional or other right to a judicial hearing prior to the time the Agent takes possession or disposes of the Collateral upon the occurrence of an Event of Default.

     13.  Intellectual Property Collateral.  For purposes of this Security
          --------------------------------
Agreement, the following capitalized terms shall have the following meanings:

          "Computer Hardware and Software Collateral" means all of Debtor's
           -----------------------------------------
right, title and interest in all now existing and hereafter created or acquired:

            (a) Computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

            (b) Software programs (including both source code, object code and all related applications and data files), whether owned, licensed or leased, designed for use on the computers and electronic data processing hardware described in subparagraph (a) above;

            (c) Firmware associated therewith;

            (d) Documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in subparagraph (a) through (c) above; and

            (e) Rights with respect to all of the foregoing, including, without limitation, any and all of Debtor's copyrights, licenses, options, warranties, service contracts, program services, test rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     "Copyright Collateral" means all of Debtor's right, title and interest in
      --------------------
now existing and hereafter created or acquired copyrights and all semi-conductor chip product mask works of Debtor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of Debtor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, the right of Debtor to sue for past, present and future infringements of any thereof, all rights of Debtor corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims damages and proceeds of suit.

     "Patent Collateral" means all of Debtor's right, title and interest in now
      -----------------
existing and hereafter created or acquired:

            (a) Letters patent and applications for letters patent throughout the world, including all of Debtor's patent applications in preparation for filing anywhere in the world and with the United States Patent and Trademark Office;

            (b)  Patent licenses;

            (c) Reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses
                                                                         -------
(a) and (b); and
---     ---

            (d) Proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringements suits), the right of Debtor to sue third parties for past, present or future infringements of any patent or patent application of Debtor, and for breach of enforcement of any patent license, and all rights corresponding thereto throughout the world.

     "Trademark Collateral" means all of Debtor's right, title and interest in
      --------------------
now existing and hereafter created or acquired:

            (a) Trademarks, trade names, corporate names, business names, fictitious business names, trade styles, service marks, certification makers, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country;

            (b)  Trademark licenses;

            (c) Reissues, extensions or renewals of any of the items described in clauses (a) and (b);
   -----------     ---

            (d) The goodwill of the business of Debtor connected with the use of, and symbolized by the items described in, clauses (a) and (b), and
                                              -----------     ---

            (e) Proceeds of, and rights of Debtor associated with, the foregoing, including any claim by Debtor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     "Trade Secrets Collateral" means common law and statutory trade secrets and
      ------------------------
all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of Debtor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     EXECUTED as of the day and year first above written.



                          ATG INC., a California corporation



                          By: /s/ Frank Chiu
                          ------------------------------------
                          Name: Frank Chiu
                          ------------------------------------
                          Title: Executive Vice President
                          ------------------------------------


                          SANWA BANK CALIFORNIA, as Agent



                          By:  /s/ Rochelle Dineen
                          ------------------------------------
                          Name:  Rochelle Dineen
                          ------------------------------------
                          Title: Vice President/Manager
                          ------------------------------------


                                       S

                        LIST OF SCHEDULES AND EXHIBITS



Schedule 1          Existing Deposit Accounts

Schedule 2 Locations of Equipment, Inventory, Places of Business, Chief Executive Office, and Books and Records and Tradenames


Exhibit A           Supplemental Security Agreement (Trademarks)

Exhibit B           Supplemental Security Agreement (Patents)

Exhibit C           Supplemental Security Agreement (Copyrights)

Exhibit D           Irrevocable Power of Attorney

Exhibit E           Notice of Assignment of Governmental Claims

                                                                      Schedule 1
                                                                      ----------
                                                           to Security Agreement
                                                           ---------------------

                               Deposit Accounts
                            as of October 29, 1999
                            for Richland Washington


 Institution where        Account Number           Amount in Account
 -----------------        --------------           -----------------
 Account is held
 ---------------

Wells Fargo Bank             0359-633633           $       23,754.57

                                                                      Schedule 1
                                                                      ----------
                                                           to Security Agreement
                                                           ---------------------

                               Deposit Accounts
                           (as of October 29, 1999)
                           for Catalytics, Tennessee


    Institution where               Account Number       Amount in Account
    -----------------               --------------       -----------------
     Account is held
     ---------------


  Sanwa Bank-Catalytics             1137-59158        $               -
Sanwa Bank-Catalytics Restricted    1130-58587        $       55,907.96
  AIG Unrestricted (Catalytics)    OOOMB2695-8        $        3,151.58

                                                                      Schedule 1
                                                                      ----------
                                                           to Security Agreement
                                                           ---------------------

                               Deposit Accounts
                            as of October 29, 1999
                            for Nuclear, Tennessee


     Institution where        Account Number      Amount in Account
     -----------------        --------------      -----------------
      Account is held
      ---------------

Sanwa Bank-Nuclear Services       1139-59157      $               -

                                                                      Schedule 2
                                                                      ----------
                                                           To Security Agreement
                                                           ---------------------


             Locations of Equipment, Inventory, Places of Business, Chief Executive Office and Books and Records and Tradenames



The equipment, inventory, books and records of ATG, Inc. and its subsidiaries are located at the following places of business:


     ATG Corporate Office                        ATG Nuclear Services
     47375 Fremont Blvd.                         1550 Bear Creek Road
     Fremont, CA 94538                           Kingston, TN 37763
     (510) 490-3008/(800) 227-2840               (423) 425-1100
     Fax: (510) 651-3731                         Fax: (423) 425-1020
     Fax: (510) 490-1032


     ATG Richland Facility                       ATG Catalytics
     2025 Battelle Blvd.                         1556 Bear Creek Road
     Richland, WA 99352                          Kingston, TN 37763
     (509) 375-5160/(800) 321-2844               (423) 425-1100
     Fax: (509) 375-0613                         Fax: (423) 425-1164
                                                 Fax: (423) 425-1182


     ATG Operations - Oak Ridge                  ATG Columbia Maintenance Fac.
     669 Emory Valley Road                       1700 Longwood Road
     Oak Ridge, TN 37830                         Columbia, SC 29209
     (423) 425-5000/(800) 348-5389               (803) 776-3227
     Fax: (423) 425-5059                         Fax: (803) 776-4840


     ATG Nuclear Services                        ATG - Hawaii
     671 Emory Valley Road                       3049 Ualena Street
     Oak Ridge, TN 37830                         Suite 801 - Airport Center
     (423) 425-5000/(800) 348-5389               Honolulu, HI 96819
     Fax: (423) 425-5024                         (808) 833-6888
                                                 Fax: (808) 833-9393

                                                                       EXHIBIT A
                                                                       ---------
                                                           TO SECURITY AGREEMENT
                                                           ---------------------


                        SUPPLEMENTAL SECURITY AGREEMENT
                                  (Trademarks)

     THIS SUPPLEMENTAL SECURITY AGREEMENT (the "Supplemental Trademark Agreement") is made and dated this 1st day of November, 1999 by and between ATG INC., a California corporation ("Debtor"), and SANWA BANK CALIFORNIA, as agent (in such capacity, the "Agent") for itself, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under (and as those terms and capitalized terms not otherwise defined herein are defined in) that certain Credit and Reimbursement Agreement dated as of November 1, 1999 by and among Debtor, the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                    RECITALS

     A. Pursuant to that certain Security Agreement dated as of even date herewith between Debtor and the Agent (the "Security Agreement"), Debtor has granted to the Agent a perfected security interest in certain assets of Debtor, including, without limitation, all patents, trademarks, service marks, trade names, copyrights, goodwill, licenses and other intellectual property owned by Debtor or used in Debtor's business.

     B. The parties hereto desire to supplement the Security Agreement as it relates to certain of such intellectual property consisting generally of trademarks and to create hereby a document appropriate for recordation in the Patent and Trademark Office of the United States (the "PTO").

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

          1.   Confirmation of Grant of Security Interest.  Debtor hereby
               ------------------------------------------
confirms the grant of security interest, pledge, assignment and mortgage set forth in the Security Agreement and acknowledges that the Collateral (as defined in the Security Agreement) described therein includes, without limitation, all of Debtor's right, title and interest in the following (the "Trademark Collateral"):

          (a) All trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles and other source, product and business identifiers pertaining to the products, services and business of Debtor, whether now owned or hereafter acquired, including, without limitation, the trademarks specifically described on Schedule I attached hereto, as the
                                          ----------
     same may be amended or replaced from time to time with the consent of the Agent;

          (b) All now existing and hereafter arising registrations and applications for registration relating to any of the foregoing, all renewals and extensions thereof throughout the world in perpetuity, and all rights to make such applications and to renew and extend the same;

          (c) All now existing and hereafter arising rights and licenses to make, have made, use and/or sell any items disclosed and claimed by any of the foregoing;

          (d) All now existing and hereafter arising right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation;

          (e) All now existing and hereafter arising rights, claims and interests under licensing or other contracts pertaining to any of the foregoing to the extent such rights are assignable;

          (f) All now existing and hereafter arising documents, instruments and agreements which reveal the name and address of sources of supply, distribution methods and all terms of purchase, rental, license or use and delivery for all materials, products and components used in connection with any of the foregoing;

          (g) All now existing and hereafter arising specifications as to and quality control manuals used in connection with the operations conducted under the name of or in connection with the foregoing;

          (h) All now existing and hereafter arising goodwill associated with any of the foregoing;

          (i) All now existing and hereafter arising right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or the Agent for past, present and future infringements of any of the foregoing;

          (j)  All products and proceeds of any of the foregoing.

     2.   Additional Representation and Warranty and Covenant.  In addition to
          ---------------------------------------------------
all representations and warranties, covenants and agreements set forth in the Security Agreement, Debtor hereby:

          (a)  Represents and warrants that Schedule I attached hereto sets
                                            ----------
     forth an accurate and complete list of all trademarks owned by Debtor which are registered with the PTO as of the date hereof; and

          (b) Agrees to promptly notify the Agent in writing of any additional trademarks registered with the PTO of which Debtor becomes the owner and to amend Schedule I accordingly.
           ----------

     3.   No Present Assignment.  Neither the Security Agreement, this
          ---------------------
Supplemental Trademark Agreement nor any other document, instrument or agreement creates or is intended to create a present assignment of the Trademark Collateral. Subject to the rights of the Agent under the Security Agreement and this Supplemental Trademark Agreement, it is the intention of the parties hereto that Debtor continue to own the Trademark Collateral and that upon the indefeasible payment and performance in full of Debtor Obligations, the rights of the Agent under the Security Agreement and this Supplemental Trademark Agreement in and to the Trademark Collateral shall be released and terminated.

     4.   Relationship to Security Agreement.  The Trademark Collateral shall
          ----------------------------------
constitute Collateral for all purposes of the Security Agreement and the other Loan Documents and the Agent shall have all rights, powers and remedies with respect to the Trademark Collateral to the same extent as they have with respect to other Collateral. Reference is hereby made to the Security Agreement, the terms and conditions of which are incorporated herein by this reference.

     EXECUTED as of the day and year first above written.

                              ATG INC.,
                              a California corporation


                              By:______________________________
                              Name:____________________________
                              Title:___________________________


                              SANWA BANK CALIFORNIA,
                              as Agent

                              By:______________________________
                              Name:____________________________
                              Title:___________________________

                                                                   Schedule I to
                                                                   -------------
                                                    Trademark Security Agreement
                                                    ----------------------------

                               List of Trademarks

                           [To be Provided by Debtor]

                                                                       EXHIBIT B
                                                                       ---------
                                                           TO SECURITY AGREEMENT
                                                           ---------------------

                        SUPPLEMENTAL SECURITY AGREEMENT
                                   (Patents)

          THIS SUPPLEMENTAL SECURITY AGREEMENT (the "Supplemental Patent Agreement") is made and dated this 1st day of November, 1999 by and between ATG INC., a California corporation ("Debtor"), and SANWA BANK CALIFORNIA, as agent (in such capacity, the "Agent") for itself, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under (and as those terms and capitalized terms not otherwise defined herein are defined in) that certain Credit and Reimbursement Agreement dated as of November 1, 1999 by and among Debtor, the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                   RECITALS

          A. Pursuant to that certain Security Agreement dated as of even date herewith between Debtor and the Agent (the "Security Agreement"), Debtor has granted to the Agent a perfected security interest in certain assets of Debtor, including, without limitation, all patents, trademarks, service marks, trade names, mask works, copyrights, goodwill, licenses and other intellectual property owned by Debtor or used in Debtor's business.

          B. The parties hereto desire to supplement the Security Agreement as it relates to certain of such intellectual property consisting generally of patents and to create hereby a document appropriate for recordation in the Patent and Trademark Office of the United States (the "PTO").

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

     1.  Confirmation of Grant of Security Interest.  Debtor hereby confirms the
         ------------------------------------------
grant of security interest, pledge, assignment and mortgage set forth in the Security Agreement and acknowledges that the Collateral (as defined in the Security Agreement) described therein includes, without limitation, all of Debtor's right, title and interest in the following (the "Patent Collateral"):

          (a) All now existing or hereafter created or acquired, patents, letters patents, inventions, patent applications and rights and works protectable by patent, and, except to the extent prohibited by the terms thereof, all agreements in respect of patents owned by third parties, including, without limitation, the patents specifically described on
     Schedule I attached hereto, as the same may be amended or replaced from
     ----------
     time to time with the consent of the Agent;

          (b) All now existing and hereafter arising registrations and applications for registration relating to any of the foregoing, all renewals and extensions thereof throughout the world in perpetuity, and all rights to make such applications and to renew and extend the same;

          (c) All now existing and hereafter arising rights and licenses to make, have made, use and/or sell the inventions disclosed and claimed by any of the foregoing;

          (d) All now existing and hereafter arising right (but not the obligation) to register claims under any state, federal or foreign patent law or regulation;

          (e) All now existing and hereafter arising rights, claims and interests under licensing or other contracts pertaining to any of the foregoing to the extent such rights are assignable;

          (f) All now existing and hereafter arising documents, instruments and agreements which reveal the name and address of sources of supply, distribution methods and all terms of purchase, rental, license or use and delivery for all materials, products and components used in connection with any of the foregoing;

          (g) All now existing and hereafter arising specifications as to and quality control manuals used in connection with the operations utilizing any of the foregoing;

          (h) All now existing and hereafter arising goodwill associated with any of the foregoing;

          (i) All now existing and hereafter arising right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or the Agent for past, present and future infringements of any of the foregoing; and

          (j) All products and proceeds of any of the foregoing.

     2.  Additional Representation and Warranty and Covenant.  In addition to
         ---------------------------------------------------
all representations and warranties, covenants and agreements set forth in the Security Agreement, Debtor hereby:

          (a) Represents and warrants that Schedule I attached hereto sets forth
                                           ----------
     an accurate and complete list of all patents owned by Debtor which are registered with the PTO as of the date hereof; and

          (b) Agrees to promptly notify the Agent in writing of any additional patents registered with the PTO of which Debtor becomes the owner and to amend Schedule I accordingly.
           ----------

     3.  No Present Assignment.  Neither the Security Agreement, this
         ---------------------
Supplemental Patent Agreement nor any other document, instrument or agreement creates or is intended to create a present assignment of the Patent Collateral. Subject to the rights of the Agent under the Security Agreement and this Supplemental Patent Agreement, it is the intention of the parties hereto that Debtor continue to own the Patent Collateral and that upon the indefeasible payment and performance in full of Debtor Obligations, the rights of the Agent under the Security Agreement and this Supplemental Patent Agreement in and to the Patent Collateral shall be released and terminated.

     4.  Relationship to Security Agreement.  The Patent Collateral shall
         ----------------------------------
constitute Collateral for all purposes of the Security Agreement and the other Loan Documents and the Agent shall have all rights, powers and remedies with respect to the Patent Collateral to the same extent as they have with respect to other Collateral. Reference is hereby made to the Security Agreement, the terms and conditions of which are incorporated herein by this reference.

     EXECUTED as of the day and year first above written.

                                      ATG INC.,
                                      a California corporation



                                      By:_________________________________
                                      Name:_______________________________
                                      Title:______________________________

                                      SANWA BANK CALIFORNIA,
                                      as Agent

                                      By:_________________________________
                                      Name:_______________________________
                                      Title:______________________________

                                                                      Schedule I
                                                                      ----------
                                                    to Patent Security Agreement
                                                    ----------------------------

                            Description of Patents

                          [To be Provided by Debtor]

                                                                       EXHIBIT C
                                                                       ---------
                                                           TO SECURITY AGREEMENT
                                                           ---------------------


                        SUPPLEMENTAL SECURITY AGREEMENT
                                 (Copyrights)

          THIS SUPPLEMENTAL SECURITY AGREEMENT (the "Supplemental Copyright Agreement") is made and dated this 1st day of November, 1999 by and between ATG INC., a California corporation ("Debtor"), and SANWA BANK CALIFORNIA, as agent (in such capacity, the "Agent") for itself, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under (and as those terms and capitalized terms not otherwise defined herein are defined in) that certain Credit and Reimbursement Agreement dated as of November 1, 1999 by and among Debtor, the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                   RECITALS

          A. Pursuant to that certain Security Agreement dated as of even date herewith between Debtor and the Agent (the "Security Agreement"), Debtor has granted to the Agent a perfected security interest in certain assets of Debtor, including, without limitation, all patents, trademarks, service marks, trade names, copyrights, goodwill, licenses and other intellectual property owned by Debtor or used in Debtor's business.

          B. The parties hereto desire to supplement the Security Agreement as it relates to certain of such intellectual property consisting generally of copyrights and to create hereby a document appropriate for recordation in the Copyright Office of the United States (the "Copyright Office").

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

     1.  Confirmation of Grant of Security Interest.  Debtor hereby confirms the
         ------------------------------------------
grant of the security interest, pledge, assignment and mortgage set forth in the Security Agreement and acknowledges that the Collateral (as defined in the Security Agreement) described therein includes, without limitation, all of Debtor's right, title and interest in the following (the "Copyright Collateral"):

            (a) All copyrights of Debtor, whether now owned or hereafter acquired, including, without limitation, copyrights in the titles specifically described on

     Schedule I attached hereto, as the same may be amended or replaced from
     ----------
     time to time with the consent of the Agent;

            (b) All now existing and hereafter arising registrations and applications for registration relating to any of the foregoing, all renewals and extensions thereof throughout the world in perpetuity, and all rights to make such applications and to renew and extend the same;

            (c) All now existing and hereafter arising rights and licenses to make, have made, use and/or sell any items disclosed and claimed by any of the foregoing;

            (d) All now existing and hereafter arising right (but not the obligation) to register claims under any state, federal or foreign copyright law or regulation;

            (e) All now existing and hereafter arising rights, claims and interests under licensing or other contracts pertaining to any of the foregoing;

            (f) All now existing and hereafter arising documents, instruments and agreements which reveal the name and address of sources of supply, distribution methods and all terms of purchase, rental, license or use and delivery for all materials, products and components used in connection with any of the foregoing;

            (g) All now existing and hereafter arising goodwill associated with any of the foregoing;

            (h) All now existing and hereafter arising right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or the Agent for past, present and future infringements of any of the foregoing;

            (i) All products and Proceeds of any of the foregoing.

     2.  Additional Representation and Warranty and Covenant.  In addition to
         ---------------------------------------------------
all representations and warranties, covenants and agreements set forth in the Security Agreement, Debtor hereby:

            (a) Represents and warrants that Schedule I attached hereto sets
                                             ----------
     forth an accurate and complete list of all copyrights owned by Debtor which are registered with the Copyright Office; and

            (b) Agrees to promptly notify the Agent in writing of any additional copyright of which Debtor becomes the owner and to amend Schedule I
                                                              ----------
     accordingly.

     3.  No Present Assignment.  Neither the Security Agreement, this
         ---------------------
Supplemental Copyright Agreement nor any other document, instrument or agreement creates or is intended to create a present assignment of the Copyright Collateral. Subject to the rights of the Agent under the Security Agreement and this Supplemental Copyright Agreement, it is the intention of the parties hereto that Debtor continue to own the Copyright Collateral and that upon the indefeasible payment and performance in full of Debtor Obligations, the rights of the Agent under the Security Agreement and this Supplemental Copyright Agreement in and to the Copyright Collateral shall be released and terminated.

     4.  Relationship to Security Agreement.  The Copyright Collateral shall
         ----------------------------------
constitute Collateral for all purposes of the Security Agreement and the other Loan Documents and the Agent shall have all rights, powers and remedies with respect to the Copyright Collateral to the same extent as they have with respect to other Collateral. Reference is hereby made to the Security Agreement, the terms and conditions of which are incorporated herein by this reference.

     EXECUTED as of the day and year first above written.

                                     ATG INC.,
                                     a California corporation


                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________

                                     SANWA BANK CALIFORNIA, as Agent


                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________

                                                                      Schedule 1
                                                                      ----------
                                                 to Copyright Security Agreement
                                                 -------------------------------

                           Description of Copyrights

                          [To be Provided by Debtor]

                                                                       EXHIBIT D
                                                                       ---------
                                                           TO SECURITY AGREEMENT
                                                           ---------------------


                         IRREVOCABLE POWER OF ATTORNEY

     ATG INC., a California corporation, having an office in 47375 Fremont Blvd., Fremont, CA 94538 ("Debtor") hereby grants to SANWA BANK CALIFORNIA, as agent ("Agent"), an exclusive Irrevocable Power of Attorney to (i) transfer copyrights and applications therefor owned by Debtor from time to time, (ii) transfer trademarks and applications therefor owned by Debtor from time to time,
(iii) transfer patents and applications therefor owned by Debtor from time to time, (iv) renew, extend, and protect the foregoing, and (v) register and record any such transfer, renewal, extension and protection, all in accordance with that certain Credit and Reimbursement Agreement dated as of November 1, 1999 among Debtor, Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (the "Credit Agreement" and as those terms and other capitalized terms not otherwise defined herein are defined in the Credit Agreement) and related documents.

          1. The Power of Attorney granted hereunder shall be effective as of the date hereof and shall last for as long as any now existing or hereafter arising Obligations of Debtor remain outstanding (other than surviving indemnity obligations).

          2. The Power of Attorney granted herein shall be irrevocable throughout the duration of its life specified in Paragraph 1 above and is
                                                 -----------
coupled with an interest; it is created for the benefit of the attorney in fact, Agent, rather than for Debtor.

          3. This Power of Attorney is created simultaneously with the imposition of other obligations upon Debtor in favor of Agent under the Credit Agreement.

          4. The Power of Attorney granted hereunder gives and grants unto said attorney in fact, Agent, full power of substitution to substitute another party for Agent in accordance with the Credit Agreement.

          5. The Power of Attorney granted herein is created to secure the performance of the obligations under the Credit Agreement and the other Loan Documents and shall be exercisable by Agent only after the occurrence and during the continuance of an Event of Default.

          IN WITNESS WHEREOF, Debtor has caused this Irrevocable Power of Attorney to be executed by its officer thereunto duly authorized, as of November 1, 1999.

                                        ATG INC.,
                                        a California corporation

                                        By: _______________________________
                                        Name:______________________________
                                        Title:_____________________________

                                                                       EXHIBIT E
                                                                       ---------
                                                           TO SECURITY AGREEMENT
                                                           ---------------------


                  NOTICE OF ASSIGNMENT OF GOVERNMENTAL CLAIMS


_____________________
_____________________
_____________________
(address to one of the parties specified in 32.802(e)).


     This has reference to Contract No. _____ dated _____________, 199_, entered into between _________________________ [contractor's name and address] (the "Contractor") and [government agency, name of office, and address], for _________ [describe nature of the contract].

     Moneys due or to become due under the contract described above have been assigned to the undersigned under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. 3727, 41 U.S.C. 15.

     A true copy of the instrument of assignment executed by the Contractor on [date], is attached to this notice as Exhibit A.
                                      ---------

     Payments due or to become due under this contract should be made to the undersigned assignee.

     Please return to the undersigned the three enclosed copies of this notice with appropriate notations showing the date and hour of receipt, and signed by the person acknowledging receipt on behalf of the addressee.

                                   ____________________________________
                                   (name of assignee)


                                   By: ________________________________
                                       (signature of signing officer)


                                   ________________________
                                   ________________________
                                   ________________________
                                   (address of assignee)

                                ACKNOWLEDGEMENT

     Receipt is acknowledged of the above notice and of a copy of the instrument of assignment. They were received at _______ (a.m.) (p.m.) on ___________, 1999.

                                         ____________________________________
                                         (signature)

                                         ____________________________________
                                         (title)

                                         On behalf of

                                         ____________________________________
                                         (name of addressee of this notice)

                          TRADEMARK SECURITY AGREEMENT

          THIS SUPPLEMENTAL SECURITY AGREEMENT (the "Supplemental Trademark Agreement") is made and dated this 1st day of November, 1999 by and between ATG INC., a California corporation ("Debtor"), and SANWA BANK CALIFORNIA, as agent (in such capacity, the "Agent") for itself, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under (and as those terms and capitalized terms not otherwise defined herein are defined in) that certain Credit and Reimbursement Agreement dated as of November 1, 1999 by and among Debtor, the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                    RECITALS

     A. Pursuant to that certain Security Agreement dated as of even date herewith between Debtor and the Agent (the "Security Agreement"), Debtor has granted to the Agent a perfected security interest in certain assets of Debtor, including, without limitation, all patents, trademarks, service marks, trade names, copyrights, goodwill, licenses and other intellectual property owned by Debtor or used in Debtor's business.

     B. The parties hereto desire to supplement the Security Agreement as it relates to certain of such intellectual property consisting generally of trademarks and to create hereby a document appropriate for recordation in the Patent and Trademark Office of the United States (the "PTO").

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

     1.   Confirmation of Grant of Security Interest.  Debtor hereby confirms
          ------------------------------------------
the grant of security interest, pledge, assignment and mortgage set forth in the Security Agreement and acknowledges that the Collateral (as defined in the Security Agreement) described therein includes, without limitation, all of Debtor's right, title and interest in the following (the "Trademark Collateral"):

          (a) All trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles and other source, product and business identifiers pertaining to the products, services and business of Debtor, whether now owned or hereafter acquired, including, without limitation, the trademarks specifically described on Schedule I attached hereto, as the
                                          ----------
     same may be amended or replaced from time to time with the consent of the Agent;

          (b) All now existing and hereafter arising registrations and applications for registration relating to any of the foregoing, all renewals and extensions thereof throughout the world in perpetuity, and all rights to make such applications and to renew and extend the same;

          (c) All now existing and hereafter arising rights and licenses to make, have made, use and/or sell any items disclosed and claimed by any of the foregoing;

          (d) All now existing and hereafter arising right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation;

          (e) All now existing and hereafter arising rights, claims and interests under licensing or other contracts pertaining to any of the foregoing to the extent such rights are assignable;

          (f) All now existing and hereafter arising documents, instruments and agreements which reveal the name and address of sources of supply, distribution methods and all terms of purchase, rental, license or use and delivery for all materials, products and components used in connection with any of the foregoing;

          (g) All now existing and hereafter arising specifications as to and quality control manuals used in connection with the operations conducted under the name of or in connection with the foregoing;

          (h) All now existing and hereafter arising goodwill associated with any of the foregoing;

          (i) All now existing and hereafter arising right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or the Agent for past, present and future infringements of any of the foregoing;

          (j)  All products and proceeds of any of the foregoing.

     2.   Additional Representation and Warranty and Covenant.  In addition to
          ---------------------------------------------------
all representations and warranties, covenants and agreements set forth in the Security Agreement, Debtor hereby:

          (a)  Represents and warrants that Schedule I attached hereto sets
                                            ----------
     forth an accurate and complete list of all trademarks owned by Debtor which are registered with the PTO as of the date hereof; and

          (b) Agrees to promptly notify the Agent in writing of any additional trademarks registered with the PTO of which Debtor becomes the owner and to amend Schedule I accordingly.
           ----------

     3.   No Present Assignment.  Neither the Security Agreement, this
          ---------------------
Supplemental Trademark Agreement nor any other document, instrument or agreement creates or is intended to create a present assignment of the Trademark Collateral. Subject to the rights of the Agent under the Security Agreement and this Supplemental Trademark Agreement, it is the intention of the parties hereto that Debtor continue to own the Trademark Collateral and that upon the indefeasible payment and performance in full of Debtor Obligations, the rights of the Agent under the Security Agreement and this Supplemental Trademark Agreement in and to the Trademark Collateral shall be released and terminated.

     4.   Relationship to Security Agreement.  The Trademark Collateral shall
          ----------------------------------
constitute Collateral for all purposes of the Security Agreement and the other Loan Documents and the Agent shall have all rights, powers and remedies with respect to the Trademark Collateral to the same extent as they have with respect to other Collateral. Reference is hereby made to the Security Agreement, the terms and conditions of which are incorporated herein by this reference.

     EXECUTED as of the day and year first above written.

                          ATG INC.,
                          a California corporation


                          By:  /s/ Frank Chiu
                             -------------------------------
                          Name:  Frank Chiu
                               -----------------------------
                          Title:  Executive Vice President
                                ----------------------------


                          SANWA BANK CALIFORNIA,

                          as Agent

                          By:  /s/ Rochelle Dineen
                             -------------------------------
                          Name:  Rochelle Dineen
                               -----------------------------
                          Title:  Vice President/Manager
                                ----------------------------

                                                                   Schedule I to
                                                                   -------------
                                                    Trademark Security Agreement
                                                    ----------------------------

                               List of Trademarks


Trademark #    Trademark Registered    Trademark
-----------    --------------------    ---------
75/251,800     11/19/97                SAFGLAS

                                                                     EXHIBIT B-1

                           PATENT SECURITY AGREEMENT


     THIS SUPPLEMENTAL SECURITY AGREEMENT (the "Supplemental Patent Agreement") is made and dated this 1st day of November, 1999 by and between ATG INC., a California corporation ("Debtor"), and SANWA BANK CALIFORNIA, as agent (in such capacity, the "Agent") for itself, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under (and as those terms and capitalized terms not otherwise defined herein are defined in) that certain Credit and Reimbursement Agreement dated as of November 1, 1999 by and among Debtor, the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                   RECITALS

     A. Pursuant to that certain Security Agreement dated as of even date herewith between Debtor and the Agent (the "Security Agreement"), Debtor has granted to the Agent a perfected security interest in certain assets of Debtor, including, without limitation, all patents, trademarks, service marks, trade names, mask works, copyrights, goodwill, licenses and other intellectual property owned by Debtor or used in Debtor's business.

     B. The parties hereto desire to supplement the Security Agreement as it relates to certain of such intellectual property consisting generally of patents and to create hereby a document appropriate for recordation in the Patent and Trademark Office of the United States (the "PTO").

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

     1.   Confirmation of Grant of Security Interest. Debtor hereby confirms the
          ------------------------------------------
grant of security interest, pledge, assignment and mortgage set forth in the Security Agreement and acknowledges that the Collateral (as defined in the Security Agreement) described therein includes, without limitation, all of Debtor's right, title and interest in the following (the "Patent Collateral"):

          (a) All now existing or hereafter created or acquired, patents, letters patents, inventions, patent applications and rights and works protectable by patent, and, except to the extent prohibited by the terms thereof, all agreements in respect of patents owned by third parties, including, without limitation, the patents specifically described on Schedule I attached hereto, as the same
                                       ----------
     may be amended or replaced from time to time with the consent of the Agent;

          (b) All now existing and hereafter arising registrations and applications for registration relating to any of the foregoing, all renewals and extensions thereof throughout the world in perpetuity, and all rights to make such applications and to renew and extend the same;

          (c) All now existing and hereafter arising rights and licenses to make, have made, use and/or sell the inventions disclosed and claimed by any of the foregoing;

          (d) All now existing and hereafter arising right (but not the obligation) to register claims under any state, federal or foreign patent law or regulation;

          (e) All now existing and hereafter arising rights, claims and interests under licensing or other contracts pertaining to any of the foregoing to the extent such rights are assignable;

          (f) All now existing and hereafter arising documents, instruments and agreements which reveal the name and address of sources of supply, distribution methods and all terms of purchase, rental, license or use and delivery for all materials, products and components used in connection with any of the foregoing;

          (g) All now existing and hereafter arising specifications as to and quality control manuals used in connection with the operations utilizing any of the foregoing;

          (h) All now existing and hereafter arising goodwill associated with any of the foregoing;

          (i) All now existing and hereafter arising right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or the Agent for past, present and future infringements of any of the foregoing; and

          (j)  All products and proceeds of any of the foregoing.

     2.   Additional Representation and Warranty and Covenant.  In addition to
          ---------------------------------------------------
all representations and warranties, covenants and agreements set forth in the Security Agreement, Debtor hereby:

          (a)  Represents and warrants that Schedule I attached hereto sets
                                            ----------
     forth an accurate and complete list of all patents owned by Debtor which are registered with the PTO as of the date hereof; and

          (b) Agrees to promptly notify the Agent in writing of any additional patents registered with the PTO of which Debtor becomes the owner and to amend Schedule I accordingly.
           ----------

     3.   No Present Assignment.  Neither the Security Agreement, this
          ---------------------
Supplemental Patent Agreement nor any other document, instrument or agreement creates or is intended to create a present assignment of the Patent Collateral. Subject to the rights of the Agent under the Security Agreement and this Supplemental Patent Agreement, it is the intention of the parties hereto that Debtor continue to own the Patent Collateral and that upon the indefeasible payment and performance in full of Debtor Obligations, the rights of the Agent under the Security Agreement and this Supplemental Patent Agreement in and to the Patent Collateral shall be released and terminated.

     4.   Relationship to Security Agreement.  The Patent Collateral shall
          ----------------------------------
constitute Collateral for all purposes of the Security Agreement and the other Loan Documents and the Agent shall have all rights, powers and remedies with respect to the Patent Collateral to the same extent as they have with respect to other Collateral. Reference is hereby made to the Security Agreement, the terms and conditions of which are incorporated herein by this reference.

     EXECUTED as of the day and year first above written.

                          ATG INC.,
                          a California corporation



                          By:  /s/ Frank Chiu
                             -------------------------------------
                          Name:   Frank Chiu
                               -----------------------------------
                          Title:  Executive Vice president
                                ----------------------------------

                          SANWA BANK CALIFORNIA,
                          as Agent

                          By:  /s/ Rochelle Dineen
                             -------------------------------------
                          Name:   Rochelle Dineen
                               -----------------------------------
                          Title:  Vice President/Manager
                                ----------------------------------

                                                                      Schedule I
                                                                      ----------
                                                    to Patent Security Agreement
                                                    ----------------------------

                            Description of Patents



Patent #         Patent Issued                    Title of Invention
--------         -------------                    ------------------
5,809,911        9/22/98         Multi-Zone Waste Processing Reactor System (ATG)

                         IRREVOCABLE POWER OF ATTORNEY

     ATG INC., a California corporation, having an office in 47375 Fremont Blvd., Fremont, CA 94538 ("Debtor") hereby grants to SANWA BANK CALIFORNIA, as agent ("Agent"), an exclusive Irrevocable Power of Attorney to (i) transfer copyrights and applications therefor owned by Debtor from time to time, (ii) transfer trademarks and applications therefor owned by Debtor from time to time,
(iii) transfer patents and applications therefor owned by Debtor from time to time, (iv) renew, extend, and protect the foregoing, and (v) register and record any such transfer, renewal, extension and protection, all in accordance with that certain Credit and Reimbursement Agreement dated as of November 1, 1999 among Debtor, Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (the "Credit Agreement" and as those terms and other capitalized terms not otherwise defined herein are defined in the Credit Agreement) and related documents.

     1. The Power of Attorney granted hereunder shall be effective as of the date hereof and shall last for as long as any now existing or hereafter arising Obligations of Debtor remain outstanding (other than surviving indemnity obligations).

     2. The Power of Attorney granted herein shall be irrevocable throughout the duration of its life specified in Paragraph 1 above and is coupled with an
                                      -----------
interest; it is created for the benefit of the attorney in fact, Agent, rather than for Debtor.

     3. This Power of Attorney is created simultaneously with the imposition of other obligations upon Debtor in favor of Agent under the Credit Agreement.

     4. The Power of Attorney granted hereunder gives and grants unto said attorney in fact, Agent, full power of substitution to substitute another party for Agent in accordance with the Credit Agreement.

     5. The Power of Attorney granted herein is created to secure the performance of the obligations under the Credit Agreement and the other Loan Documents and shall be exercisable by Agent only after the occurrence and during the continuance of an Event of Default.

     IN WITNESS WHEREOF, Debtor has caused this Irrevocable Power of Attorney to be executed by its officer thereunto duly authorized, as of November 1, 1999.

                              ATG INC.,
                              a California corporation

                              By:  /s/ Frank Chiu
                                  ---------------------------------
                              Name:  Frank Chiu
                                   --------------------------------
                              Title:  Executive Vice President
                                    -------------------------------

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Security Agreement") is made and dated as of 1st of November, 1999 by and between ATG RICHLAND CORPORATION, a Washington corporation; ATG NUCLEAR SERVICES LLC, a Delaware limited liability company; and ATG CATALYTICS LLC, a Delaware limited liability company (collectively, the "Debtors" and each a "Debtor"), and SANWA BANK CALIFORNIA, as agent (in such capacity, the "Agent") for the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under (and as those terms and capitalized terms not otherwise defined herein are defined in) that certain Credit and Reimbursement Agreement dated as of November 1, 1999 by and among ATG Inc. ("ATG"), the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                    RECITALS

     A. Pursuant to the Credit Agreement, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders have agreed to extend credit to ATG from time to time.

     B. As a condition precedent to the obligation to continue to extend credit under the Credit Agreement, the Debtors have executed and delivered the Continuing Guaranty dated as of November 1, 1999 (the "Guaranty") for the benefit of the Agent pursuant to which the Debtors have guaranteed payment of the Obligations (as defined in the Credit Agreement).

     C. As a condition precedent to the obligation to continue to extend credit under the Credit Agreement, and as security for the payment and performance of Debtors' obligations under the Guaranty (the "Obligations"), the Debtors are required to execute and deliver this Security Agreement, and to grant to the Agent on behalf of itself, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders (collectively, the "Secured Parties") and to create a security interest in certain property of Debtors, as hereinafter provided.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

     1.   Appointment of Agent.  Pursuant to Paragraph 14 of the Credit
          --------------------
Agreement, each Secured Party has appointed the Agent as its agent under the Loan Documents (including, without limitation, this Security Agreement), and the Agent has accepted such appointment. The Agent shall act as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties with respect to the Collateral (as defined below). The Agent agrees that the Agent will act with respect to the Collateral for the exclusive benefit of the Secured Parties and is not, and shall not at any time in the future be, in any manner or to any extent, subject to the direction or control of Debtor except as expressly permitted hereunder, under the other Loan Documents or as required by law.

     2.   Grant of Security Interest.  Each Debtor hereby pledges, assigns and
          --------------------------
grants to the Agent, for the benefit of the Secured Parties, a security interest in the property described in Paragraph 3 below (collectively and severally, the "Collateral") to secure payment and performance of the Obligations.

     3.   Collateral.  The Collateral shall consist of all right, title and
          ----------
interest of each Debtor in and to the following:

               3(a) All now existing and hereafter arising receivables, accounts, contracts, contract rights, chattel paper, documents, instruments, investment property, and general intangibles of such Debtor (including U.S. Governmental claims and receivables governed by the Federal Assignment of Claims Act of 1940, as amended ("Assignment of Claims Act"), whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Debtor now and hereafter arising in and to all security agreements, guaranties, leases and other writings securing or otherwise relating to any such receivables, accounts, contracts, contract rights, chattel paper, documents, instruments and general intangibles;

               3(b) All inventory of such Debtor, now owned and hereafter acquired, wherever located, including, without limitation, all merchandise, goods and other personal property which are held for sale or lease, all raw materials, work in process, materials used or consumed in such Debtor's business and finished goods, all goods in which such Debtor has an interest in mass or a joint or other interest or gifts of any kind (including goods in which such Debtor has an interest or right as consignee), and all goods which are returned to or repossessed by such Debtor, together with all additions and accessions thereto and replacements therefor and products thereof and documents therefor;

               3(c) All equipment of such Debtor, now owned and hereafter acquired, wherever located, and all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor, including, without limitation, all machinery, tools, dies, blueprints, catalogues, computer hardware and software, furniture, furnishings and fixtures;

               3(d) All now existing and hereafter acquired Computer Hardware and Software Collateral, Copyright Collateral, Patent Collateral, Trademark Collateral and Trade Secrets Collateral (as those terms are defined in Paragraph 13 below) (collectively, the "Intellectual Property Collateral");

               3(e) All deposit accounts, now existing and hereafter arising or established, maintained in such Debtor's name with any financial institution, including, without limitation, those accounts described more particularly on
Schedule 1 attached hereto, and any and all funds at any time held therein and
----------
all certificates, instruments and other writings, if any, from time to time representing, evidencing or deposited into such accounts, and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

               3(f) All now existing and hereafter acquired books, records, writings, data bases, information and other property relating to, used or useful in connection with, embodying, incorporating or referring to, any of the foregoing Collateral;

               3(g) All other property of such Debtor now or hereafter in the possession, custody or control of the Agent, and all property of such Debtor in which the Agent now has or hereafter acquires a security interest for the benefit of the Secured Parties;

               3(h) Rights under insurance policies, letter of credit rights, and supporting obligations, including without limitation guaranties;

               3(i) All now existing and hereafter acquired cash and cash equivalents held by such Debtor not otherwise included in the foregoing Collateral; and

               3(j) All products and proceeds of the foregoing Collateral. For purposes of this Security Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds thereof is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

     Nothing herein is intended to grant to the Secured Parties a Security Interest in specific assets, if any, of such Debtor that the Secured Parties may agree from time to time, pursuant to the Credit Agreement, shall not constitute Collateral.

     4.   Debtors' Obligations.  The Obligations secured by this Security
          --------------------
Agreement shall consist of all [obligations of Debtors under the Guaranty and under any other Loan Document], whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred.

     5.   Representations and Warranties.  In addition to all representations
          ------------------------------
and warranties of each Debtor set forth in the other Loan Documents, which are incorporated herein by this reference, each Debtor hereby represents and warrants that:

               5(a) Except [as permitted by Paragraph 12(a) of the Credit Agreement and except] for the Lien in favor of the Agent for the benefit of the Secured Parties granted hereunder, no Person has (or, in the case of after-acquired Collateral, at the time such Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other Lien or charge) in, against or to the Collateral.

               5(b) All information heretofore, herein or hereafter supplied to the Agent or any Secured Party by or on behalf of such Debtor with respect to the Collateral is accurate and complete in all material respects.

               5(c) Such Debtor has delivered to the Agent all instruments, chattel paper and other items of Collateral in which a security interest is or may be perfected by possession, together with such additional writings, including, without limitation, assignments, with respect thereto as the Agent shall request.

     6.   Covenants and Agreements of Debtors.  In addition to all covenants and
          -----------------------------------
agreements of each Debtor set forth in the other Loan Documents, which are incorporated herein by this reference, each Debtor hereby agrees, at no cost or expense to the Agent or any of the Secured Parties:

               6(a) To do all acts that may be necessary to maintain, preserve and protect the Collateral and the priority and perfected nature of the security interest of the Agent for the benefit of the Secured Parties therein;

               6(b) With respect to Collateral in possession of a third party, upon the written request of the Agent, to join with the Agent in notifying the third party of the Secured Parties' security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of the Secured Parties;

               6(c) Upon the written request of the Agent, to cooperate with the Agent in obtaining control agreements in form and substance satisfactory to the Agent with respect to Collateral consisting of deposit accounts, investment property, letter of credit rights, and electronic chattel paper;

               6(d) Not to create any chattel paper without placing a legend on the chattel paper acceptable to the Agent indicating that the Secured Parties have a security interest in the chattel paper;

               6(e) Not to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, any other agreement with the Agent and/or the Secured Parties related hereto, or any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Debtor or affecting any of the Collateral or any contractual obligation affecting any of the Collateral;

               6(f) To pay promptly when due all taxes, assessments, charges, encumbrances and Liens now or hereafter imposed upon or affecting any Collateral;

               6(g) To appear in and defend any action or proceeding which may affect its title to or the Agent's interest on behalf of the Secured Parties in the Collateral;

               6(h) Not to surrender or lose possession of (other than to the Agent), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except as expressly provided herein and in the other Loan Documents, and to keep the Collateral free of all levies and security interests or other Liens or charges except as permitted by the Credit Agreement; provided, however, that, unless an Event of Default shall have occurred and be continuing, such Debtor may, in the ordinary course of business, sell or lease any Collateral consisting of inventory;

               6(i) To account fully for and promptly deliver to the Agent, in the form received, all documents, chattel paper, instruments and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed to the Agent or in blank, as requested by the Agent, and until so delivered all such documents, instruments, agreements and proceeds shall be held by such Debtor in trust for the Agent for the benefit of the Secured Parties, separate from all other property of such Debtor;

               6(j) To keep separate, accurate and complete records of the Collateral and to provide the Agent and each of the Secured Parties with such records and such other reports and information relating to the Collateral as the Agent or any Secured Party may reasonably request from time to time;

               6(k) To give the Agent thirty (30) days prior written notice of any change in such Debtor's chief place of business, such Debtor's state of incorporation or legal name or trade name(s) or style(s) referred to in Paragraph 11 below;

               6(l) To keep the records concerning the Collateral at the location(s) referred to in Paragraph 11 below and not to remove such records from such location(s) without the prior written consent of the Agent;

               6(m) To keep the Collateral at the location(s) referred to in Paragraph 11 below and not to remove the Collateral from such location(s) without the prior written consent of the Agent;

               6(n) To keep the Collateral in good condition and repair and not to cause or permit any waste or unusual or unreasonable depreciation of the Collateral;

               6(o) Unless such Debtor shall either reasonably and in good faith determine that such Collateral is of negligible economic value to such Debtor or that there is a valid purpose to do otherwise not to: (1) permit any Patent Collateral to lapse or become abandoned or dedicated to the public or otherwise be unenforceable; (2) fail to continue to use any of the Trademark Collateral in order to maintain all of the

Trademark Collateral in full force free from any claim of abandonment for non-use, (3) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (4) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration, (5) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (6) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, or (7) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable; (viii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof;

               6(p) To notify the Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Debtor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

               6(q) Not to file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Agent, and upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Debtor relating thereto or represented thereby;

               6(r) With respect to Intellectual Property that is or becomes Collateral hereunder, promptly to execute and deliver to the Agent agreements in the forms of Exhibit A, Exhibit B, Exhibit C and Exhibit D hereto; and
             ---------  ---------- ---------     ---------

               6(s) With respect to rights of the Agent in Collateral that are or become subject to compliance with the Assignment of Claims Act, promptly to deliver to the Agent an agreement in the form of Exhibit E hereto, fully
                                                 ---------
executed and acknowledged on behalf of the United States or appropriate agency or instrumentality thereof.

     7.   Authorized Action by Agent.  Each Debtor hereby agrees that:
          --------------------------

               7(a) From time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of the Agent with respect to the Collateral, the obligations of such Debtor hereunder or the Obligations, the Agent may, but shall not be obligated to and shall incur no liability to such Debtor, any Secured Party or any third party for failure to take any action which such Debtor is obligated by this Security Agreement to do and to exercise such rights and powers as such Debtor might exercise with respect to the Collateral.

               7(b) The Agent may execute in its own name or in the name of such Debtor and file one or more financing statements describing the Collateral in such jurisdictions as deemed appropriate by the Agent from time to time.

               7(c) The Agent may file photostatic or other copies of financing statements signed or authenticated by such Debtor or of this Security Agreement in such jurisdictions as deemed appropriate by the Agent from time to time.

               7(d) Such Debtor hereby irrevocably appoints the Agent as its attorney-in-fact to exercise such rights and powers, including without limitation, to collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral.

               7(e) Enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral.

               7(f)  Insure, process and preserve the Collateral.

               7(g)  Transfer the Collateral to its own or its nominee's name.

               7(h) Make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral.

               7(i) Subject to the provisions of Paragraph 8 below, notify any obligor on any Collateral to make payment directly to the Agent.

     8.   Collection of Collateral Payments.
          ---------------------------------

               8(a) Each Debtor shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as the Agent or any Secured Party may reasonably request, or, in the absence of such request, as such Debtor may reasonably deem advisable; provided, however, that such Debtor shall not, without the prior written consent of the Agent and the Secured Parties, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment or accept any prepayment on account thereof. Upon the request of the Agent at the direction of all the Secured Parties, such Debtor will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to such accounts as the Agent may direct in writing and to execute all instruments and take all action required by the Agent to ensure the rights of the Agent for the benefit of the Secured Parties in any Collateral subject to the Federal Assignment of Claims Act of 1940, as amended.

               8(b) Upon the request of the Agent, which request will be made only following the occurrence of an Event of Default, each Debtor will, forthwith upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Agent) which may be received by such Debtor at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Agent, such items will be held in trust for the Agent and the Secured Parties and will not be commingled by such Debtor with any of its other funds or property. Thereafter, the Agent is hereby authorized and empowered to endorse the name of such Debtor on any check, draft or other instrument for the payment of money received by the Agent on account of any Collateral Payment if the Agent believes such endorsement is necessary or desirable for purposes of collection.

               8(c) Each Debtor will indemnify and save harmless the Agent from and against all reasonable liabilities and expenses on account of any adverse claim asserted against the Agent relating to any moneys received by the Agent on account of any Collateral Payment and such obligation of such Debtor shall continue in effect after and notwithstanding the discharge of such Debtor's Obligations and the release of the security interest granted in Paragraph 2 above.

     9.   Power of Attorney.
          -----------------

               9(a) Each Debtor hereby grants to the Agent for the benefit of the Secured Parties an exclusive, irrevocable power of attorney, with full power and authority in the place and stead of such Debtor to take all such action permitted under Paragraph 7. Each Debtor agrees to reimburse the Agent upon demand for any costs and expenses, including, without limitation, attorneys' fees, the Agent may incur while acting as such Debtor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby. It is further agreed and understood between the parties hereto that such care as the Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in the Agent's possession; provided, however, that the Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

               9(b) Each Debtor hereby grants to the Secured Parties a present, irrevocable, paid-up royalty-free world wide and non-exclusive license under all

Intellectual Property Collateral owned by such Debtor or licensed to such Debtor with the right to sublicense (both on the date hereof and in the future) to make, have made, reproduce, have reproduced, prepare derivative works of, perform, or display (publicly or otherwise) or otherwise use, sell, lease or distribute any products or processes, except Intellectual Property Collateral as to which the Secured Parties have a perfected security interest that permits exercise of the remedies set forth herein upon an Event of Default. The Secured Parties shall have the right to sublicense (with the right of any sublicensee to grant further sublicenses) or unconditionally assign such license without such Debtor's consent, limited only in the case of licenses to such Debtor of intellectual property owned by unaffiliated third parties to the extent permitted in the applicable license. Such license may be subject to the payment of royalties by such Debtor to third parties.

     10.  Remedies.  Upon the occurrence of an Event of Default, the Agent may,
          --------
without notice to or demand on any Debtor and in addition to all rights and remedies available to the Agent and the Secured Parties with respect to the Obligations, at law, in equity or otherwise, do any one or more of the following:

               10(a) Foreclose or otherwise enforce the Agent's security interest in any manner permitted by law or provided for in this Security Agreement.

               10(b) Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at the Agent's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Agent may determine.

               10(c) Recover from any Debtor all costs and expenses, including, without limitation, reasonable attorneys' fees (including the allocated cost of internal counsel), incurred or paid by the Agent or any Secured Party in exercising any right, power or remedy provided by this Security Agreement.

               10(d) Require each Debtor to assemble the Collateral and make it available to the Agent at a place to be designated by the Agent.

               10(e) Enter onto property where any Collateral is located and take possession thereof with or without judicial process.

               10(f) Prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and in connection with such preparation and disposition, without charge, use any trademark, tradename, copyright, patent or technical process used by any Debtor.

Each Debtor shall be given five (5) Business Days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of Collateral is to be made, which notice such Debtor hereby agrees shall be deemed reasonable notice thereof. Upon any sale or other disposition pursuant to this Security Agreement, the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including the Agent) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of any Debtor and each Debtor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

     11.  Place of Business; Collateral Location; Records Location.  Each Debtor
          --------------------------------------------------------
represents that its chief place of business is as set forth on Schedule 2
                                                               ----------
attached hereto; that the only trade name(s) or style(s) used by such Debtor are set forth on said Schedule 2; and that, except as otherwise disclosed to the
                  ----------
Agent in writing prior to the date hereof, the Collateral and such Debtor's records concerning the Collateral are located at its chief place of business.

     12.  Miscellaneous Provisions.
          ------------------------

               12(a) Binding on Successors and Assigns.  All provisions
                     ---------------------------------
contained in this Security Agreement or any document or agreement referred to herein or relating hereto shall inure to the benefit of the Agent and the Secured Parties and their respective successors and assigns, and shall be binding upon each Debtor, its successors and assigns.

               12(b) Amendment.  This Security Agreement may not be amended or
                     ---------
terms or provisions hereof waived unless such amendment or waiver is in writing and signed by the Agent and each Debtor.

               12(c) Cumulative Rights; No Waiver.  The rights, powers and
                     ----------------------------
remedies of the Agent, and the Secured Parties hereunder are cumulative and in addition to all rights, power and remedies provided under any and all agreements between any Debtor and any of such Persons relating hereto, at law, in equity or otherwise. Any delay or failure by the Agent or the Secured Parties to exercise any right, power or remedy shall not constitute a waiver thereof by such Persons, and no single or partial exercise by any of such Persons of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

               12(d) Entire Agreement.  This Security Agreement and the
                     ----------------
documents and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

               12(e) Survival.  All representations, warranties, covenants and
                     --------
agreements herein contained on the part of the Debtors shall survive the termination of this Security

Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

               12(f) Notices.  All notices given by any party to the others
                     --------
shall be in writing unless otherwise provided for herein, delivered by facsimile transmission, by personal delivery or by overnight courier, addressed to the party as set forth in the Guaranty.

               12(g) Governing Law.  This Security Agreement shall be governed
                     -------------
by and construed in accordance with the internal laws of the State of California without giving effect to its choice of law rules.

               12(h) Counterparts.  This Security Agreement may be executed in
                     ------------
any number of counterparts, all of which together shall constitute one agreement.

               12(i) Severability.  The illegality or unenforceability of any
                     ------------
provision of this Security Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions hereof or thereof.

               12(j) Waiver of Hearing.  Each Debtor expressly waives any
                     -----------------
constitutional or other right to a judicial hearing prior to the time the Agent takes possession or disposes of the Collateral upon the occurrence of an Event of Default.

     13.  Intellectual Property Collateral.  For purposes of this Security
          --------------------------------
Agreement, the following capitalized terms shall have the following meanings:

          "Computer Hardware and Software Collateral" means all of each Debtor's
           -----------------------------------------
right, title and interest in all now existing and hereafter created or acquired:

               (a) Computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

               (b) Software programs (including both source code, object code and all related applications and data files), whether owned, licensed or leased, designed for use on the computers and electronic data processing hardware described in subparagraph (a) above;

               (c)  Firmware associated therewith;

               (d) Documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in subparagraph (a) through (c) above; and

               (e) Rights with respect to all of the foregoing, including, without limitation, any and all of such Debtor's copyrights, licenses, options, warranties, service contracts, program services, test rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

          "Copyright Collateral" means all of each Debtor's right, title and
           --------------------
interest in now existing and hereafter created or acquired copyrights and all semi-conductor chip product mask works of such Debtor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of such Debtor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, the right of such Debtor to sue for past, present and future infringements of any thereof, all rights of such Debtor corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims damages and proceeds of suit.

          "Patent Collateral" means all of each Debtor's right, title and
           -----------------
interest in now existing and hereafter created or acquired:

               (a) Letters patent and applications for letters patent throughout the world, including all of such Debtor's patent applications in preparation for filing anywhere in the world and with the United States Patent and Trademark Office;

               (b)  Patent licenses;

               (c) Reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses
                                                                         -------
(a) and (b); and
---     ---

               (d) Proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringements suits), the right of such Debtor to sue third parties for past, present or future infringements of any patent or patent application of such Debtor, and for breach of enforcement of any patent license, and all rights corresponding thereto throughout the world.

          "Trademark Collateral" means all of each Debtor's right, title and
           --------------------
interest in now existing and hereafter created or acquired:

               (a) Trademarks, trade names, corporate names, business names, fictitious business names, trade styles, service marks, certification makers, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country;

               (b)  Trademark licenses;

               (c) Reissues, extensions or renewals of any of the items described in clauses (a) and (b);
             -----------     ---

               (d) The goodwill of the business of such Debtor connected with the use of, and symbolized by the items described in, clauses (a) and (b), and
                                                      -----------     ---

               (e) Proceeds of, and rights of such Debtor associated with, the foregoing, including any claim by such Debtor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

          "Trade Secrets Collateral" means common law and statutory trade
           ------------------------
secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of each Debtor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     EXECUTED as of the day and year first above written.


                              ATG RICHLAND CORPORATION, a
                              Washington corporation



                              By:  /s/ Frank Chiu
                                 -------------------------------
                              Name: Frank Chiu
                                   -----------------------------
                              Title: Vice President
                                    ----------------------------


                              ATG NUCLEAR SERVICES LLC, a Delaware
                              limited liability company



                              By:  /s/ Frank Chiu
                                 -------------------------------
                              Name: Frank Chiu
                                   -----------------------------
                              Title: Vice President
                                    ----------------------------


                              ATG CATALYTICS LLC, a Delaware limited
                              liability company



                              By:  /s/ Frank Chiu
                                 -------------------------------
                              Name: Frank Chiu
                                   -----------------------------
                              Title: Vice President
                                    ----------------------------


                              SANWA BANK CALIFORNIA, as Agent



                              By:  /s/ Rochelle Dineen
                                 -------------------------------
                              Name: Rochelle Dineen
                                   -----------------------------
                              Title: Vice President/Manager
                                    ----------------------------

                                       S

                         LIST OF SCHEDULES AND EXHIBITS



Schedule 1          Existing Deposit Accounts

Schedule 2 Locations of Equipment, Inventory, Places of Business, Chief Executive Office, and Books and Records and Tradenames

Exhibit A           Supplemental Security Agreement (Trademarks)

Exhibit B           Supplemental Security Agreement (Patents)

Exhibit C           Supplemental Security Agreement (Copyrights)

Exhibit D           Supplemental Security Agreement (Assignment of Governmental
                    Claims)

Exhibit E           Notice of Assignment of Governmental Claims

                                                                      Schedule 1
                                                                      ----------
                                                           to Security Agreement
                                                           ---------------------

                                Deposit Accounts
                           (as of October 29, 1999)
                              for ATG, Tennessee

      Institution where        Account Number       Amount in Account
      -----------------        --------------       -----------------
      Account is Held
      ---------------

Sanwa Bank-Tennessee Office       113-55660            $  1,898.20

                                                                      Schedule 1
                                                                      ----------
                                                           to Security Agreement
                                                           ---------------------


                               Deposit Accounts
                            as of October 29, 1999
                            for Fremont California


   Institution where            Account Number          Amount in Account
   -----------------            --------------          -----------------
    Account is held
    ---------------

     Sanwa Bank-A/P                 1134-55654          $               -
     Sanwa Bank-P/R                 1136-55653          $               -
   Sanwa Bank-Per Diem              1132-55655          $               -
  Sanwa Bank Concentration          1138-55652          $      957,535,64
        Union Bank                    18065732          $        1,389,15
   Sanwa Bank-Tennessee             1139-55660          $        1,898,20
  Sanwa Bank-Money Market           1137-58446          $      168,817.25
   Sanwa Bank-Money Value           1137-55157          $        2,668.85
        Van Kasper                   487-07279          $        1,461.78
      Lehman Brothers             833-32873-19          $           19.78
        General Bank                5300070310          $       47,974.80

                                                                      Schedule 2
                                                                      ----------
                                                           To Security Agreement
                                                           ---------------------


             Locations of Equipment, Inventory, Places of Business, Chief Executive Office and Books and Records and Tradenames



The equipment, inventory, books and records of ATG, In. and its subsidiaries are located at the following places of business:


     ATG Corporate Office                        ATG Nuclear Services
     47375 Fremont Blvd.                         1550 Bear Creek Road
     Fremont, CA 94538                           Kingston, TN 37763
     (510)651-3731/(800) 227-284                 (423) 425-1100
     Fax: (510) 651-3731                         Fax: (423) 425-1020
     Fax: (510) 490-1032


     ATG Richland Facility                       ATG Catalytics
     2025 Battelle Blvd.                         1556 Bear Creek Road
     Richland, WA 00352                          Kingston, TN 37763
     (509) 375-5160/(800) 321-2844               (423) 425-1100
     Fax: (509) 375-0613                         Fax: (423) 425-1164
                                                 Fax: (423) 425-1182


     ATG Operations - Oak Ridge                  ATG Columbia Maintenance Fac.
     669 Emory Valley Road                       1700 Longwood Road
     Oak Ridge, TN 37830                         Columbia, SC 29209
     (423) 425-5000/(800) 348-5389               (803) 776-3227
     Fax: (423) 425-5059                         Fax (803) 776-4840


     ATG Nuclear Services                        ATG - Hawaii
     671 Emory Valley Road                       3049 Ualena Street
     Oak Ridge, TN 37830                         Suite 801 - Airport Center
     (423) 425-5000/(800) 348-5389               Honolulu, HI 96819
     Fax: (423) 425-5024                         (808) 833-6888
                                                 Fax: (808) 833-9393

                                                                       EXHIBIT A
                                                                       ---------
                                                           TO SECURITY AGREEMENT
                                                           ---------------------


                        SUPPLEMENTAL SECURITY AGREEMENT
                                 (Trademarks)

          THIS SUPPLEMENTAL SECURITY AGREEMENT (the "Supplemental Trademark Agreement") is made and dated this 1st day of November, 1999 by and between ATG RICHLAND CORPORATION, a Washington corporation; ATG NUCLEAR SERVICES LLC, a Delaware limited liability company; and ATG CATALYTICS LLC, a Delaware limited liability company (collectively, the "Debtors" and each a "Debtor"), and SANWA BANK CALIFORNIA, as agent (in such capacity, the "Agent") for itself, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under (and as those terms and capitalized terms not otherwise defined herein are defined in) that certain Credit and Reimbursement Agreement dated as of November 1, 1999 by and among ATG Inc., the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                   RECITALS

     A. Pursuant to that certain Security Agreement dated as of even date herewith between, inter alia, Debtor and the Agent (the "Security Agreement"), Debtor has granted to the Agent a perfected security interest in certain assets of Debtor, including, without limitation, all patents, trademarks, service marks, trade names, copyrights, goodwill, licenses and other intellectual property owned by Debtor or used in Debtor's business.

     B. The parties hereto desire to supplement the Security Agreement as it relates to certain of such intellectual property consisting generally of trademarks and to create hereby a document appropriate for recordation in the Patent and Trademark Office of the United States (the "PTO").

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

          1.   Confirmation of Grant of Security Interest. Debtor hereby
               ------------------------------------------
confirms the grant of security interest, pledge, assignment and mortgage set forth in the Security Agreement and acknowledges that the Collateral (as defined in the Security Agreement) described therein includes, without limitation, all of Debtor's right, title and interest in the following (the "Trademark Collateral"):

          (a) All trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles and other source, product and business identifiers pertaining to the products, services and business of Debtor, whether now owned or hereafter acquired, including, without limitation, the trademarks specifically described on Schedule I attached hereto, as the
                                          ----------
     same may be amended or replaced from time to time with the consent of the Agent;

          (b) All now existing and hereafter arising registrations and applications for registration relating to any of the foregoing, all renewals and extensions thereof throughout the world in perpetuity, and all rights to make such applications and to renew and extend the same;

          (c) All now existing and hereafter arising rights and licenses to make, have made, use and/or sell any items disclosed and claimed by any of the foregoing;

          (d) All now existing and hereafter arising right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation;

          (e) All now existing and hereafter arising rights, claims and interests under licensing or other contracts pertaining to any of the foregoing to the extent such rights are assignable;

          (f) All now existing and hereafter arising documents, instruments and agreements which reveal the name and address of sources of supply, distribution methods and all terms of purchase, rental, license or use and delivery for all materials, products and components used in connection with any of the foregoing;

          (g) All now existing and hereafter arising specifications as to and quality control manuals used in connection with the operations conducted under the name of or in connection with the foregoing;

          (h) All now existing and hereafter arising goodwill associated with any of the foregoing;

          (i) All now existing and hereafter arising right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or the Agent for past, present and future infringements of any of the foregoing;

          (j)  All products and proceeds of any of the foregoing.

     2.   Additional Representation and Warranty and Covenant. In addition to
          ---------------------------------------------------
all representations and warranties, covenants and agreements set forth in the Security Agreement, Debtor hereby:

               (a)  Represents and warrants that Schedule I attached hereto sets
                                                 ----------
     forth an accurate and complete list of all trademarks owned by Debtor which are registered with the PTO as of the date hereof; and

               (b) Agrees to promptly notify the Agent in writing of any additional trademarks registered with the PTO of which Debtor becomes the owner and to amend Schedule I accordingly.
                        ----------

     3.   No Present Assignment. Neither the Security Agreement, this
          ---------------------
Supplemental Trademark Agreement nor any other document, instrument or agreement creates or is intended to create a present assignment of the Trademark Collateral. Subject to the rights of the Agent under the Security Agreement and this Supplemental Trademark Agreement, it is the intention of the parties hereto that Debtor continue to own the Trademark Collateral and that upon the indefeasible payment and performance in full of Debtor Obligations, the rights of the Agent under the Security Agreement and this Supplemental Trademark Agreement in and to the Trademark Collateral shall be released and terminated.

     4.   Relationship to Security Agreement. The Trademark Collateral shall
          ----------------------------------
constitute Collateral for all purposes of the Security Agreement and the other Loan Documents and the Agent shall have all rights, powers and remedies with respect to the Trademark Collateral to the same extent as they have with respect to other Collateral. Reference is hereby made to the Security Agreement, the terms and conditions of which are incorporated herein by this reference.

     EXECUTED as of the day and year first above written.

                          ATG RICHLAND CORPORATION, a Washington corporation

                          By: _______________________________________
                          Name: _____________________________________
                          Title: ____________________________________


                          ATG NUCLEAR SERVICES LLC, a Delaware limited liability company

                          By: _______________________________________
                          Name: _____________________________________
                          Title: ____________________________________


                          ATG CATALYTICS LLC, a Delaware limited liability company

                          By: _______________________________________
                          Name: _____________________________________
                          Title: ____________________________________

                          SANWA BANK CALIFORNIA,
                          as Agent

                          By: _______________________________________
                          Name: _____________________________________
                          Title: ____________________________________

                                                                   Schedule I to
                                                                   -------------
                                                    Trademark Security Agreement
                                                    ----------------------------

                              List of Trademarks

                        [To be Provided by each Debtor]

                                                                       EXHIBIT B
                                                                       ---------
                                                           TO SECURITY AGREEMENT
                                                           ---------------------

                        SUPPLEMENTAL SECURITY AGREEMENT
                                   (Patents)

          THIS SUPPLEMENTAL SECURITY AGREEMENT (the "Supplemental Patent Agreement") is made and dated this 1st day of November, 1999 by and between ATG RICHLAND CORPORATION, a Washington corporation; ATG NUCLEAR SERVICES LLC, a Delaware limited liability company; and ATG CATALYTICS LLC, a Delaware limited liability company (collectively, the "Debtors" and each a "Debtor"), and SANWA BANK CALIFORNIA, as agent (in such capacity, the "Agent") for itself, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under (and as those terms and capitalized terms not otherwise defined herein are defined in) that certain Credit and Reimbursement Agreement dated as of November 1, 1999 by and among ATG Inc., the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                   RECITALS

          A. Pursuant to that certain Security Agreement dated as of even date herewith between, inter alia, Debtor and the Agent (the "Security Agreement"), Debtor has granted to the Agent a perfected security interest in certain assets of Debtor, including, without limitation, all patents, trademarks, service marks, trade names, mask works, copyrights, goodwill, licenses and other intellectual property owned by Debtor or used in Debtor's business.

          B. The parties hereto desire to supplement the Security Agreement as it relates to certain of such intellectual property consisting generally of patents and to create hereby a document appropriate for recordation in the Patent and Trademark Office of the United States (the "PTO").

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

          1.   Confirmation of Grant of Security Interest. Debtor hereby
               ------------------------------------------
confirms the grant of security interest, pledge, assignment and mortgage set forth in the Security Agreement and acknowledges that the Collateral (as defined in the Security Agreement) described therein includes, without limitation, all of Debtor's right, title and interest in the following (the "Patent Collateral"):

          (a) All now existing or hereafter created or acquired, patents, letters patents, inventions, patent applications and rights and works protectable by patent, and, except to the extent prohibited by the terms thereof, all agreements in respect of patents owned by third parties, including, without limitation, the patents specifically described on
     Schedule I attached hereto, as the same may be amended or replaced from
     ----------
     time to time with the consent of the Agent;

          (b) All now existing and hereafter arising registrations and applications for registration relating to any of the foregoing, all renewals and extensions thereof throughout the world in perpetuity, and all rights to make such applications and to renew and extend the same;

          (c) All now existing and hereafter arising rights and licenses to make, have made, use and/or sell the inventions disclosed and claimed by any of the foregoing;

          (d) All now existing and hereafter arising right (but not the obligation) to register claims under any state, federal or foreign patent law or regulation;

          (e) All now existing and hereafter arising rights, claims and interests under licensing or other contracts pertaining to any of the foregoing to the extent such rights are assignable;

          (f) All now existing and hereafter arising documents, instruments and agreements which reveal the name and address of sources of supply, distribution methods and all terms of purchase, rental, license or use and delivery for all materials, products and components used in connection with any of the foregoing;

          (g) All now existing and hereafter arising specifications as to and quality control manuals used in connection with the operations utilizing any of the foregoing;

          (h) All now existing and hereafter arising goodwill associated with any of the foregoing;

          (i) All now existing and hereafter arising right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or the Agent for past, present and future infringements of any of the foregoing; and

          (j)  All products and proceeds of any of the foregoing.

     2.  Additional Representation and Warranty and Covenant.  In addition to
         ---------------------------------------------------
all representations and warranties, covenants and agreements set forth in the Security Agreement, Debtor hereby:

          (a) Represents and warrants that Schedule I attached hereto sets forth
                                           ----------
     an accurate and complete list of all patents owned by Debtor which are registered with the PTO as of the date hereof; and

          (b) Agrees to promptly notify the Agent in writing of any additional patents registered with the PTO of which Debtor becomes the owner and to amend Schedule I accordingly.
           ----------

     3.  No Present Assignment.  Neither the Security Agreement, this
         ---------------------
Supplemental Patent Agreement nor any other document, instrument or agreement creates or is intended to create a present assignment of the Patent Collateral. Subject to the rights of the Agent under the Security Agreement and this Supplemental Patent Agreement, it is the intention of the parties hereto that Debtor continue to own the Patent Collateral and that upon the indefeasible payment and performance in full of Debtor Obligations, the rights of the Agent under the Security Agreement and this Supplemental Patent Agreement in and to the Patent Collateral shall be released and terminated.

     4.  Relationship to Security Agreement.  The Patent Collateral shall
         ----------------------------------
constitute Collateral for all purposes of the Security Agreement and the other Loan Documents and the Agent shall have all rights, powers and remedies with respect to the Patent Collateral to the same extent as they have with respect to other Collateral. Reference is hereby made to the Security Agreement, the terms and conditions of which are incorporated herein by this reference.

     EXECUTED as of the day and year first above written.

                          ATG RICHLAND CORPORATION, a Washington corporation

                          By: _______________________________________
                          Name: _____________________________________
                          Title: ____________________________________


                          ATG NUCLEAR SERVICES LLC, a Delaware limited liability company

                          By: _______________________________________
                          Name: _____________________________________
                          Title: ____________________________________


                          ATG CATALYTICS LLC, a Delaware limited liability company

                          By: _______________________________________
                          Name: _____________________________________
                          Title: ____________________________________

                          SANWA BANK CALIFORNIA,

                          as Agent

                          By: _______________________________________
                          Name: _____________________________________
                          Title: ____________________________________

                                                                      Schedule I
                                                                      ----------
                                                    to Patent Security Agreement
                                                    ----------------------------

                            Description of Patents

                        [To be Provided by each Debtor]

                                                                       EXHIBIT C
                                                                       ---------
                                                           TO SECURITY AGREEMENT
                                                           ---------------------

                        SUPPLEMENTAL SECURITY AGREEMENT
                                  (Copyrights)

     THIS SUPPLEMENTAL SECURITY AGREEMENT (the "Supplemental Copyright Agreement") is made and dated this 1st day of November, 1999 by and between ATG RICHLAND CORPORATION, a Washington corporation; ATG NUCLEAR SERVICES LLC, a Delaware limited liability company; and ATG CATALYTICS LLC, a Delaware limited liability company (collectively, the "Debtors" and each a "Debtor"), and SANWA BANK CALIFORNIA, as agent (in such capacity, the "Agent") for itself, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under (and as those terms and capitalized terms not otherwise defined herein are defined in) that certain Credit and Reimbursement Agreement dated as of November 1, 1999 by and among ATG Inc., the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                    RECITALS

     A. Pursuant to that certain Security Agreement dated as of even date herewith between, inter alia, Debtor and the Agent (the "Security Agreement"), Debtor has granted to the Agent a perfected security interest in certain assets of Debtor, including, without limitation, all patents, trademarks, service marks, trade names, copyrights, goodwill, licenses and other intellectual property owned by Debtor or used in Debtor's business.

     B. The parties hereto desire to supplement the Security Agreement as it relates to certain of such intellectual property consisting generally of copyrights and to create hereby a document appropriate for recordation in the Copyright Office of the United States (the "Copyright Office").

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

          1.   Confirmation of Grant of Security Interest.  Debtor hereby
               ------------------------------------------
confirms the grant of the security interest, pledge, assignment and mortgage set forth in the Security Agreement and acknowledges that the Collateral (as defined in the Security Agreement) described therein includes, without limitation, all of Debtor's right, title and interest in the following (the "Copyright Collateral"):

          (a) All copyrights of Debtor, whether now owned or hereafter acquired, including, without limitation, copyrights in the titles specifically described on Schedule I attached hereto, as the same may be
                               ----------
     amended or replaced from time to time with the consent of the Agent;

          (b) All now existing and hereafter arising registrations and applications for registration relating to any of the foregoing, all renewals and extensions thereof throughout the world in perpetuity, and all rights to make such applications and to renew and extend the same;

          (c) All now existing and hereafter arising rights and licenses to make, have made, use and/or sell any items disclosed and claimed by any of the foregoing;

          (d) All now existing and hereafter arising right (but not the obligation) to register claims under any state, federal or foreign copyright law or regulation;

          (e) All now existing and hereafter arising rights, claims and interests under licensing or other contracts pertaining to any of the foregoing;

          (f) All now existing and hereafter arising documents, instruments and agreements which reveal the name and address of sources of supply, distribution methods and all terms of purchase, rental, license or use and delivery for all materials, products and components used in connection with any of the foregoing;

          (g) All now existing and hereafter arising goodwill associated with any of the foregoing;

          (h) All now existing and hereafter arising right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or the Agent for past, present and future infringements of any of the foregoing;

          (i)  All products and Proceeds of any of the foregoing.

     2.   Additional Representation and Warranty and Covenant.  In addition to
          ---------------------------------------------------
all representations and warranties, covenants and agreements set forth in the Security Agreement, Debtor hereby:

          (a)  Represents and warrants that Schedule I attached hereto sets
                                            ----------
     forth an accurate and complete list of all copyrights owned by Debtor which are registered with the Copyright Office; and

          (b) Agrees to promptly notify the Agent in writing of any additional copyright of which Debtor becomes the owner and to amend Schedule I
                                                              ----------
     accordingly.

     3.   No Present Assignment.  Neither the Security Agreement, this
          ---------------------
Supplemental Copyright Agreement nor any other document, instrument or agreement creates or is intended to create a present assignment of the Copyright Collateral. Subject to the rights of the Agent under the Security Agreement and this Supplemental Copyright Agreement, it is the intention of the parties hereto that Debtor continue to own the Copyright Collateral and that upon the indefeasible payment and performance in full of Debtor Obligations, the rights of the Agent under the Security Agreement and this Supplemental Copyright Agreement in and to the Copyright Collateral shall be released and terminated.

     4.   Relationship to Security Agreement.  The Copyright Collateral shall
          ----------------------------------
constitute Collateral for all purposes of the Security Agreement and the other Loan Documents and the Agent shall have all rights, powers and remedies with respect to the Copyright Collateral to the same extent as they have with respect to other Collateral. Reference is hereby made to the Security Agreement, the terms and conditions of which are incorporated herein by this reference.

     EXECUTED as of the day and year first above written.


                          ATG RICHLAND CORPORATION, a
                          Washington corporation



                          By: _______________________________________
                          Name: _____________________________________
                          Title: ____________________________________


                          ATG NUCLEAR SERVICES LLC, a Delaware
                          limited liability company



                          By: _______________________________________
                          Name: _____________________________________
                          Title: ____________________________________

                          ATG CATALYTICS LLC, a Delaware limited
                          liability company



                          By: _______________________________________
                          Name: _____________________________________
                          Title: ____________________________________


                          SANWA BANK CALIFORNIA, as Agent

                          By: _______________________________________
                          Name: _____________________________________
                          Title: ____________________________________

                                                                      Schedule 1
                                                                      ----------
                                                 to Copyright Security Agreement
                                                 -------------------------------

                           Description of Copyrights

                    [To be Provided by each Debtor]

                                                                       EXHIBIT D
                                                                       ---------
                                                           TO SECURITY AGREEMENT
                                                           ---------------------


                         IRREVOCABLE POWER OF ATTORNEY

     ATG RICHLAND CORPORATION, a Washington corporation; ATG NUCLEAR SERVICES LLC, a Delaware limited liability company; and ATG CATALYTICS LLC, a Delaware limited liability company having offices in 47375 Fremont Blvd., Fremont, CA 94538 (collectively, the "Debtors" and each a "Debtor"), hereby grants to SANWA BANK CALIFORNIA, as agent ("Agent"), an exclusive Irrevocable Power of Attorney to (i) transfer copyrights and applications therefor owned by Debtor from time to time, (ii) transfer trademarks and applications therefor owned by Debtor from time to time, (iii) transfer patents and applications therefor owned by Debtor from time to time, (iv) renew, extend, and protect the foregoing, and (v) register and record any such transfer, renewal, extension and protection, all in accordance with that certain Credit and Reimbursement Agreement dated as of November 1, 1999 among ATG Inc., Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (the "Credit Agreement" and as those terms and other capitalized terms not otherwise defined herein are defined in the Credit Agreement) and related documents.

          1. The Power of Attorney granted hereunder shall be effective as of the date hereof and shall last for as long as any now existing or hereafter arising Obligations (as defined in the Security Agreement) of Debtor remain outstanding (other than surviving indemnity obligations).

          2. The Power of Attorney granted herein shall be irrevocable throughout the duration of its life specified in Paragraph 1 above and is
                                                 -----------
coupled with an interest; it is created for the benefit of the attorney in fact, Agent, rather than for Debtor.

          3. This Power of Attorney is created simultaneously with the imposition of other obligations upon Debtor in favor of Agent under the Loan Documents.

          4. The Power of Attorney granted hereunder gives and grants unto said attorney in fact, Agent, full power of substitution to substitute another party for Agent in accordance with the Loan Documents.

          5. The Power of Attorney granted herein is created to secure the performance of the obligations under the Guaranty and the other Loan Documents and shall be exercisable by Agent only after the occurrence and during the continuance of an Event of Default.

          IN WITNESS WHEREOF, Debtor has caused this Irrevocable Power of Attorney to be executed by its officer thereunto duly authorized, as of November 1, 1999.

                          ATG RICHLAND CORPORATION, a
                          Washington corporation



                          By:
                          _______________________________________
                          Name:
                          _______________________________________
                          Title:
                          _______________________________________


                          ATG NUCLEAR SERVICES LLC, a Delaware
                          limited liability company



                          By:
                          _______________________________________
                          Name:
                          _______________________________________
                          Title:
                          _______________________________________


                          ATG CATALYTICS LLC, a Delaware limited
                          liability company



                          By:
                          _______________________________________
                          Name:
                          _______________________________________
                          Title:
                          _______________________________________

                                                                       EXHIBIT E
                                                                       ---------
                                                           TO SECURITY AGREEMENT
                                                           ---------------------


                  NOTICE OF ASSIGNMENT OF GOVERNMENTAL CLAIMS

_____________________
_____________________
_____________________
(address to one of the parties specified in 32.802(e)).


     This has reference to Contract No. _____ dated _____________, 199_, entered into between _________________________ [contractor's name and address] (the "Contractor") and [government agency, name of office, and address], for _________ [describe nature of the contract].

     Moneys due or to become due under the contract described above have been assigned to the undersigned under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. 3727, 41 U.S.C. 15.

     A true copy of the instrument of assignment executed by the Contractor on [date], is attached to this notice as Exhibit A.
                                      ---------

     Payments due or to become due under this contract should be made to the undersigned assignee.

     Please return to the undersigned the three enclosed copies of this notice with appropriate notations showing the date and hour of receipt, and signed by the person acknowledging receipt on behalf of the addressee.

                              ____________________________________
                              (name of assignee)


                              By: ________________________________
                                  (signature of signing officer)


                              ________________________
                              ________________________
                              ________________________
                              (address of assignee)

                                ACKNOWLEDGEMENT

     Receipt is acknowledged of the above notice and of a copy of the instrument of assignment. They were received at _______ (a.m.) (p.m.) on ___________, 1999.

                              ____________________________________
                              (signature)

                              ____________________________________
                              (title)

                              On behalf of

                              ____________________________________
                              (name of addressee of this notice)

                           PATENT SECURITY AGREEMENT

          THIS SUPPLEMENTAL SECURITY AGREEMENT (the "Supplemental Patent Agreement") is made and dated this 1st day of November, 1999 by and between ATG CATALYTICS LLC, a Delaware limited liability company ("Debtor"), and SANWA BANK CALIFORNIA, as agent (in such capacity, the "Agent") for itself, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under (and as those terms and capitalized terms not otherwise defined herein are defined in) that certain Credit and Reimbursement Agreement dated as of November 1, 1999 by and among ATG Inc., the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                    RECITALS

          A. Pursuant to that certain Security Agreement dated as of even date herewith between, inter alia, Debtor and the Agent (the "Security Agreement"), Debtor has granted to the Agent a perfected security interest in certain assets of Debtor, including, without limitation, all patents, trademarks, service marks, trade names, mask works, copyrights, goodwill, licenses and other intellectual property owned by Debtor or used in Debtor's business.

          B. The parties hereto desire to supplement the Security Agreement as it relates to certain of such intellectual property consisting generally of patents and to create hereby a document appropriate for recordation in the Patent and Trademark Office of the United States (the "PTO").

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

     1.   Confirmation of Grant of Security Interest.  Debtor hereby confirms
          ------------------------------------------
the grant of security interest, pledge, assignment and mortgage set forth in the Security Agreement and acknowledges that the Collateral (as defined in the Security Agreement) described therein includes, without limitation, all of Debtor's right, title and interest in the following (the "Patent Collateral"):

          (a) All now existing or hereafter created or acquired, patents, letters patents, inventions, patent applications and rights and works protectable by patent, and, except to the extent prohibited by the terms thereof, all agreements in respect of patents owned by third parties, including, without limitation, the patents specifically described on Schedule I attached
                                                       ----------
     hereto, as the same may be amended or replaced from time to time with the consent of the Agent;

          (b) All now existing and hereafter arising registrations and applications for registration relating to any of the foregoing, all renewals and extensions thereof throughout the world in perpetuity, and all rights to make such applications and to renew and extend the same;

          (c) All now existing and hereafter arising rights and licenses to make, have made, use and/or sell the inventions disclosed and claimed by any of the foregoing;

          (d) All now existing and hereafter arising right (but not the obligation) to register claims under any state, federal or foreign patent law or regulation;

          (e) All now existing and hereafter arising rights, claims and interests under licensing or other contracts pertaining to any of the foregoing to the extent such rights are assignable;

          (f) All now existing and hereafter arising documents, instruments and agreements which reveal the name and address of sources of supply, distribution methods and all terms of purchase, rental, license or use and delivery for all materials, products and components used in connection with any of the foregoing;

          (g) All now existing and hereafter arising specifications as to and quality control manuals used in connection with the operations utilizing any of the foregoing;

          (h) All now existing and hereafter arising goodwill associated with any of the foregoing;

          (i) All now existing and hereafter arising right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or the Agent for past, present and future infringements of any of the foregoing; and

          (j)  All products and proceeds of any of the foregoing.

     2.   Additional Representation and Warranty and Covenant.  In addition to
          ---------------------------------------------------
all representations and warranties, covenants and agreements set forth in the Security Agreement, Debtor hereby:

          (a)  Represents and warrants that Schedule I attached hereto sets
                                            ----------
     forth an accurate and complete list of all patents owned by Debtor which are registered with the PTO as of the date hereof; and

          (b) Agrees to promptly notify the Agent in writing of any additional patents registered with the PTO of which Debtor becomes the owner and to amend Schedule I accordingly.
           ----------

     3.   No Present Assignment.  Neither the Security Agreement, this
          ---------------------
Supplemental Patent Agreement nor any other document, instrument or agreement creates or is intended to create a present assignment of the Patent Collateral. Subject to the rights of the Agent under the Security Agreement and this Supplemental Patent Agreement, it is the intention of the parties hereto that Debtor continue to own the Patent Collateral and that upon the indefeasible payment and performance in full of Debtor Obligations, the rights of the Agent under the Security Agreement and this Supplemental Patent Agreement in and to the Patent Collateral shall be released and terminated.

     4.   Relationship to Security Agreement.  The Patent Collateral shall
          ----------------------------------
constitute Collateral for all purposes of the Security Agreement and the other Loan Documents and the Agent shall have all rights, powers and remedies with respect to the Patent Collateral to the same extent as they have with respect to other Collateral. Reference is hereby made to the Security Agreement, the terms and conditions of which are incorporated herein by this reference.

          EXECUTED as of the day and year first above written.

                          ATG CATALYTICS LLC, a Delaware limited liability company


                          By:  /s/ Frank Chiu
                             -------------------------------
                          Name:  Frank Chiu
                               -----------------------------
                          Title:  Manager
                                ----------------------------

                          SANWA BANK CALIFORNIA,
                          as Agent

                          By:  /s/ Rochelle Dineen
                             -------------------------------
                          Name:  Rochelle Dineen
                               -----------------------------
                          Title:  Vice President/Manager
                                ----------------------------

                                                                      Schedule I
                                                                      ----------
                                                    to Patent Security Agreement
                                                    ----------------------------

                             Description of Patents


Patent Right for Non Exclusive Use in the QCEP processing

Patent #            Patent Issued            Title of Invention
--------            -------------            ------------------
5,443,572           8/22/95                  Apparatus and Method for a
                                             Submerged Injection of a Feed
                                             Composition into a Molten Metal
                                             Bath (MMT)

                           PATENT SECURITY AGREEMENT

          THIS SUPPLEMENTAL SECURITY AGREEMENT (the "Supplemental Patent Agreement") is made and dated this 1st day of November, 1999 by and between ATG NUCLEAR SERVICES LLC, a Delaware limited liability company ("Debtor") and SANWA BANK CALIFORNIA, as agent (in such capacity, the "Agent") for itself, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under (and as those terms and capitalized terms not otherwise defined herein are defined in) that certain Credit and Reimbursement Agreement dated as of November 1, 1999 by and among ATG Inc., the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the "Credit Agreement").

                                    RECITALS

          A. Pursuant to that certain Security Agreement dated as of even date herewith between, inter alia, Debtor and the Agent (the "Security Agreement"), Debtor has granted to the Agent a perfected security interest in certain assets of Debtor, including, without limitation, all patents, trademarks, service marks, trade names, mask works, copyrights, goodwill, licenses and other intellectual property owned by Debtor or used in Debtor's business.

          B. The parties hereto desire to supplement the Security Agreement as it relates to certain of such intellectual property consisting generally of patents and to create hereby a document appropriate for recordation in the Patent and Trademark Office of the United States (the "PTO").

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

     1.   Confirmation of Grant of Security Interest.  Debtor hereby confirms
          ------------------------------------------
the grant of security interest, pledge, assignment and mortgage set forth in the Security Agreement and acknowledges that the Collateral (as defined in the Security Agreement) described therein includes, without limitation, all of Debtor's right, title and interest in the following (the "Patent Collateral"):

          (a) All now existing or hereafter created or acquired, patents, letters patents, inventions, patent applications and rights and works protectable by patent, and, except to the extent prohibited by the terms thereof, all agreements in respect of patents owned by third parties, including, without limitation, the patents specifically described on
     Schedule I attached hereto, as the same may be amended or replaced from
     ----------
     time to time with the consent of the Agent;

          (b) All now existing and hereafter arising registrations and applications for registration relating to any of the foregoing, all renewals and extensions thereof throughout the world in perpetuity, and all rights to make such applications and to renew and extend the same;

          (c) All now existing and hereafter arising rights and licenses to make, have made, use and/or sell the inventions disclosed and claimed by any of the foregoing;

          (d) All now existing and hereafter arising right (but not the obligation) to register claims under any state, federal or foreign patent law or regulation;

          (e) All now existing and hereafter arising rights, claims and interests under licensing or other contracts pertaining to any of the foregoing to the extent such rights are assignable;

          (f) All now existing and hereafter arising documents, instruments and agreements which reveal the name and address of sources of supply, distribution methods and all terms of purchase, rental, license or use and delivery for all materials, products and components used in connection with any of the foregoing;

          (g) All now existing and hereafter arising specifications as to and quality control manuals used in connection with the operations utilizing any of the foregoing;

          (h) All now existing and hereafter arising goodwill associated with any of the foregoing;

          (i) All now existing and hereafter arising right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or the Agent for past, present and future infringements of any of the foregoing; and

          (j)  All products and proceeds of any of the foregoing.

     2.   Additional Representation and Warranty and Covenant.  In addition to
          ---------------------------------------------------
all representations and warranties, covenants and agreements set forth in the Security Agreement, Debtor hereby:

          (a)  Represents and warrants that Schedule I attached hereto sets
                                            ----------
     forth an accurate and complete list of all patents owned by Debtor which are registered with the PTO as of the date hereof; and

          (b) Agrees to promptly notify the Agent in writing of any additional patents registered with the PTO of which Debtor becomes the owner and to amend Schedule I accordingly.
           ----------

     3.   No Present Assignment.  Neither the Security Agreement, this
          ---------------------
Supplemental Patent Agreement nor any other document, instrument or agreement creates or is intended to create a present assignment of the Patent Collateral. Subject to the rights of the Agent under the Security Agreement and this Supplemental Patent Agreement, it is the intention of the parties hereto that Debtor continue to own the Patent Collateral and that upon the indefeasible payment and performance in full of Debtor Obligations, the rights of the Agent under the

Security Agreement and this Supplemental Patent Agreement in and to the Patent Collateral shall be released and terminated.

     4.   Relationship to Security Agreement.  The Patent Collateral shall
          ----------------------------------
constitute Collateral for all purposes of the Security Agreement and the other Loan Documents and the Agent shall have all rights, powers and remedies with respect to the Patent Collateral to the same extent as they have with respect to other Collateral. Reference is hereby made to the Security Agreement, the terms and conditions of which are incorporated herein by this reference.

     EXECUTED as of the day and year first above written.


                          ATG NUCLEAR SERVICES LLC,
                          a Delaware limited liability company



                          By:  /s/ Frank Chiu
                             ------------------------------
                          Name:  Frank Chiu
                               ----------------------------
                          Title:  Manager
                                ---------------------------



                          SANWA BANK CALIFORNIA,
                          as Agent

                          By:  /s/ Rochelle Dineen
                             ------------------------------
                          Name:  Rochelle Dineen
                               ----------------------------
                          Title:  Vice President/Manager
                                ---------------------------

                                                                      Schedule I
                                                                      ----------
                                                    to Patent Security Agreement
                                                    ----------------------------

                             Description of Patents

Patent #            Patent Issued            Title of Invention
--------            -------------            ------------------
4,434,074           2/28/1984                Process for Water, Volume Reduction (Vectra)

4,952,339           8/28/1990                Resin Drying System (Vectra)

4,762,647           9/10/1986                Ion Exchange Resin Volume Reduction (Westinghouse)

4,926,046           12/12/1988               Volumetrically Efficient Container (Westinghouse)

4,983,282           11/16/1989               Apparatus for Removing Liquid (Westinghouse)

5,022,995           5/16/1990                Apparatus for Removing Liquid (Westinghouse)

5,143,615           1/25/1991                Apparatus for Removing Liquid (Westinghouse)

5,227,060           7/13/1993                Apparatus for Removing Liquid (Westinghouse)

5,564,103           1/30/1995                Volume Reduction of Depleted Ion Exchange Bead Resin
                                             (Westinghouse)

                         IRREVOCABLE POWER OF ATTORNEY

     ATG RICHLAND CORPORATION, a Washington corporation; ATG NUCLEAR SERVICES LLC, a Delaware limited liability company; and ATG CATALYTICS LLC, a Delaware limited liability company, having offices in 47375 Fremont Blvd., Fremont, CA 94538 (collectively, the "Debtors" and each a "Debtor"), hereby grants to SANWA BANK CALIFORNIA, as agent ("Agent"), an exclusive Irrevocable Power of Attorney to (i) transfer copyrights and applications therefor owned by Debtor from time to time, (ii) transfer trademarks and applications therefor owned by Debtor from time to time, (iii) transfer patents and applications therefor owned by Debtor from time to time, (iv) renew, extend, and protect the foregoing, and (v) register and record any such transfer, renewal, extension and protection, all in accordance with that certain Credit and Reimbursement Agreement dated as of November 1, 1999 among ATG Inc., Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto (the "Credit Agreement" and as those terms and other capitalized terms not otherwise defined herein are defined in the Credit Agreement) and related documents.

          1. The Power of Attorney granted hereunder shall be effective as of the date hereof and shall last for as long as any now existing or hereafter arising Obligations (as defined in the Security Agreement) of Debtor remain outstanding (other than surviving indemnity obligations).

          2. The Power of Attorney granted herein shall be irrevocable throughout the duration of its life specified in Paragraph 1 above and is
                                                 -----------
coupled with an interest; it is created for the benefit of the attorney in fact, Agent, rather than for Debtor.

          3. This Power of Attorney is created simultaneously with the imposition of other obligations upon Debtor in favor of Agent under the Loan Documents.

          4. The Power of Attorney granted hereunder gives and grants unto said attorney in fact, Agent, full power of substitution to substitute another party for Agent in accordance with the Loan Documents.

          5. The Power of Attorney granted herein is created to secure the performance of the obligations under the Guaranty and the other Loan Documents and shall be exercisable by Agent only after the occurrence and during the continuance of an Event of Default.

          IN WITNESS WHEREOF, Debtor has caused this Irrevocable Power of Attorney to be executed by its officer thereunto duly authorized, as of November 1, 1999.

                              ATG RICHLAND CORPORATION, a Washington
                              corporation



                              By:  /s/ Frank Chiu
                                 --------------------------------
                              Name:  Frank Chiu
                                   ------------------------------
                              Title:   Vice President
                                    -----------------------------

                              ATG NUCLEAR SERVICES LLC, a Delaware limited liability company


                              By:  /s/ Frank Chiu
                                 --------------------------------
                              Name:  Frank Chiu
                                   ------------------------------
                              Title:   Manager
                                    -----------------------------


                              ATG CATALYTICS LLC, a Delaware limited liability company


                              By:  /s/ Frank Chiu
                                 --------------------------------
                              Name:  Frank Chiu
                                   ------------------------------
                              Title:   Manager
                                    -----------------------------

                              CONTINUING GUARANTY

          THIS CONTINUING GUARANTY (the "Guaranty") is made and dated as of the 1st day of November, 1999, by ATG RICHLAND CORPORATION, a Washington corporation; ATG NUCLEAR SERVICES LLC, a Delaware limited liability company; and ATG CATALYTICS LLC, a Delaware limited liability company (collectively, the "Guarantors" and each a "Guarantor") for the benefit of SANWA BANK CALIFORNIA, as agent (in such capacity, the "Agent") for the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under the Credit Agreement referred to below. [Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.]

                                   RECITALS

          A. Pursuant to that certain Credit and Reimbursement Agreement dated as of November 1, 1999 (as the same may be amended, extended or replaced from time to time, the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement) by and among ATG Inc., a California corporation (the "Company"), the Agent for the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders under the Credit Agreement, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders from time to time party thereto, the Lenders have agreed to extend credit to the Company on the terms and subject to the conditions set forth in the Credit Agreement.

          B. Pursuant to the Credit Agreement and as a condition precedent to the obligation of the Lenders to extend credit thereunder, each Guarantor is required to execute and deliver this Guaranty to the Agent for the benefit of the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders (collectively, the "Secured Parties").

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees as follows:

                                   AGREEMENT

          1. Each Guarantor, jointly and severally, hereby irrevocably and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of the Obligations, whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether the Company may be liable individually or jointly with others, whether or not recovery upon such Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Obligations may be or hereafter become otherwise invalid or unenforceable[; provided, however, that each

Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent obligations, fraudulent conveyance, or fraudulent transfer, and not for any greater amount]. This is a continuing guaranty relating to any and all Obligations including those arising under successive transactions which shall either continue the Obligations or from time to time renew the same after such have been satisfied.

          2. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees the payment of the Obligations whether or not due or payable by the Company upon: (a) the dissolution, insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, the Company or any Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of the Company or any Guarantor, and unconditionally promises to pay such Obligations to the Agent for the benefit of the Secured Parties, or order, on demand, in lawful money of the United States.

          3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations, whether executed by any Guarantor or by any other party, and the liability of each Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by the Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of any Guarantor or of any other party as to the Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Obligations, or (e) any dissolution, termination or increase, decrease or change in personnel of any Guarantor, or
(f) any payment made to the Secured Parties or the Agent on the Obligations which any of such Persons repay to the Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of such Guarantor's obligations hereunder by reason of any such proceeding.

          4. (a) The obligations of each Guarantor hereunder are independent of the Obligations of the Company, and a separate action or actions may be brought and prosecuted against any Guarantor whether or not action is brought against the Company and whether or not the Company be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to each Guarantor.

              (b) All payments made by any Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, withholdings or conditions of any nature ("Taxes"). Each Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish each Lender with copies of any tax receipts or such other evidence of payment as the Secured

Parties or the Agent may require. Each Guarantor shall not be liable for such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender is organized or maintains a lending office.

          5. Each Guarantor authorizes the Secured Parties and the Agent (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Secured Parties and the Agent in their discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, the Company or other obligors. The Secured Parties and the Agent may without notice to or the further consent of the Company or any Guarantor assign this Guaranty in whole or in part to any person acquiring an interest in the Obligations.

          6. It is not necessary for the Secured Parties or the Agent to inquire into the capacity or power of the Company or the officers acting or purporting to act on its behalf, and Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          7. Each Guarantor waives any right to require the Secured Parties or the Agent to: (a) proceed against the Company or any other party; (b) proceed against or exhaust any security held from the Company; or (c) pursue any other remedy in the Secured Parties' power whatsoever. Each Guarantor waives any personal defense based on or arising out of any personal defense of the Company other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of the Company, or the invalidity or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company other than payment in full of the Obligations. The Secured Parties and the Agent may, at their election, foreclose on any security held for the Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy the Secured Parties and the Agent may have against the Company, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid. Each Guarantor waives any defense arising out of any such election, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Company or any security. Each Guarantor hereby waives any claim or other rights which such Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the Obligations that arise from the existence or performance of such Guarantor's obligations under this Guaranty or any other of the Loan Documents (as such claims and rights being referred to as the "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, or any right to participate in any claim or remedy which the Secured Parties or the Agent have against the Company or any collateral which the Secured Parties and the Agent now have or hereafter acquire for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to any Guarantor on account of Guarantor's Conditional Rights and either (a) such amount is paid to such Guarantor at any time when the Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to such Guarantor any payment made by the Company to the Secured Parties or the Agent is at any time determined to be a preferential payment, then such amount paid to such Guarantor shall be deemed to be held in trust for the benefit of the Secured Parties or the Agent and shall forthwith be paid to the Secured Parties or the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in such order and manner as the Secured Parties or the Agent shall determine. To the extent that any of the provisions of this Paragraph shall not be enforceable, each Guarantor agrees that until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or such Guarantor to the Secured Parties or the Agent may be determined to be a preferential payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to the Secured Parties' or the Agent's right to full payment and performance of the Obligations and Guarantor shall not seek to enforce Guarantor's Conditional Rights during such period. Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of the Company's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Secured Parties nor the Agent shall have any duty to advise such Guarantor of information known to any of them regarding such circumstances or risks. The Agent hereby agrees to use reasonable efforts to give a copy to each Guarantor of any formal written notice to the Company of the occurrence of an Event of Default under the Credit Agreement; provided, however, that the failure of the Agent to provide any such notice shall not in any manner or to any extent affect the obligations of any Guarantor hereunder.

          8. In addition to the Obligations, each Guarantor agrees to pay reasonable attorneys' fees (including the allocated costs of internal counsel) and all other costs and expenses incurred by the Secured Parties and the Agent in enforcing this Guaranty in any action or proceeding arising out of, or relating to, this Guaranty. This Guaranty and the liability and obligations of each Guarantor hereunder are binding upon such Guarantor and its successors and assigns, and this Guaranty inures to the benefit of and is enforceable by the Secured Parties and the Agent and their successors, transferees, and assigns.

          9. Each Guarantor hereby represents and warrants to the Agent and the Secured Parties as follows:

               (a) Such Guarantor: (1) is duly organized, validly existing and in good standing as a corporation or limited liability company under the laws of the State of its incorporation or formation and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a material adverse effect on such Guarantor or its property and/or business or on the ability of such Guarantor to pay or perform the Obligations, (2) has the corporate or other power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could have a material adverse effect on the business, operations, assets or financial or other condition of such Guarantor or such Guarantor and its consolidated Subsidiaries taken as a whole.

               (b) Such Guarantor has the corporate or other power and authority and the legal right to execute, deliver and perform this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. This Guaranty has been duly executed and delivered on behalf of such Guarantor and constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

               (c) The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or any Contractual Obligation of such Guarantor or create or result in the creation of any Lien on any assets of such Guarantor.

               (d) No consent, approval, authorization of, or registration, declaration or filing with any Person is required on the part of such Guarantor in connection with the execution and delivery of this Guaranty or the performance of or compliance with the terms, provisions and conditions hereof.

          10. No right or power of the Secured Parties or the Agent hereunder shall be deemed to have been waived by any act or conduct on the part of such Persons, or by any neglect to exercise such right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by the Secured Parties and the Agent.

          11. Each Guarantor agrees to execute any and all further documents, instruments and agreements as the Agent from time to time reasonably requests to evidence such Guarantor's obligations hereunder.

          12. This Guaranty shall be deemed to be made under and shall be governed by the laws of the State of California.

          13. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of any jurisdiction, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

          14. Neither this Guaranty nor any provision hereof may be amended, modified, waived, discharged, or terminated except by an instrument in writing duly signed by or on behalf of the Secured Parties.

          15. The rights, powers and remedies of the Secured Parties or the Agent hereunder are cumulative and not exclusive of any other right, power, or remedy which Lender or the Agent would otherwise have.

          16. All notices, requests, demands, directions, and other communications provided for hereunder must be in writing and must be personally delivered, sent by overnight courier or mailed to each Guarantor at the address set forth on the signature page of this Guaranty or at any other address as may be designated by such Guarantor in a written notice sent to the Agent in accordance with the Credit Agreement. Any notice, request, demand, direction, or other communication given by mail will be deemed effective on the third calendar day after deposited in the United States mails with first class postage prepaid, on the next business day after deposited with a reputable overnight courier, or when delivered if given by personal delivery.

          Executed as of the day and year first above written.


                          ATG RICHLAND CORPORATION, a Washington corporation



                          By: /s/ Frank Chiu
                             ---------------------------
                          Name:   Frank Chiu
                               -------------------------
                          Title:  Vice President
                                ------------------------

                          ATG NUCLEAR SERVICES LLC, a Delaware limited liability company



                          By: /s/ Frank Chiu
                             ---------------------------
                          Name:   Frank Chiu
                               -------------------------
                          Title:  Manager
                                ------------------------


                          ATG CATALYTICS LLC, a Delaware limited liability company


                          By:  /s/ Frank Chiu
                             ---------------------------
                          Name:    Frank Chiu
                               -------------------------
                          Title:   Manager
                                ------------------------

                                       S

                 [LETTERHEAD OF NORRIS & NORRIS APPEARS HERE]


                               November 8, 1999




Sanwa Bank California
Oakland Commercial Banking
2127 Broadway
Oakland, CA 94612

     RE: Port of Benton Economic Development Corporation Solid Waste Revenue Bonds, 1999 (ATG Inc. Project)

Ladies and Gentlemen:

     This firm has acted as counsel for ATG Inc., a California corporation, and its subsidiaries, ATG Richland Corporation, a Washington Corporation, ATG Catalytics LLC, a Delaware limited liability company, and ATG Nuclear Services LLC, a Delaware limited liability company (each a "Transaction Party") with respect to issuance by the Port of Benton Economic Development Corporation ("the "Issuer") of its Solid Waste Revenue Bonds, 1999 (ATG Inc. Project) (the "Bonds") and the negotiation and execution of the Loan Documents, Bond Documents and the Bond Loan Documents (collectively the "Documents") as said Documents are defined in the Credit and Reimbursement Agreement, dated as of November 1, 1999, by and among ATG Inc., Sanwa Bank California as Agent, KeyBank National Association as Bond L/C Issuing Bank, First Bank of California, General Bank, and the Lenders from time to time that are party thereto. We have examined executed copies of the Documents.

     We have also examined other documents and certificates of representatives of the Transaction Parties as we have deemed necessary as a basis for the opinions expressed herein.

     We have assumed the genuineness of all signatures and documents submitted to us as originals, that all copies submitted to us conform to the originals, the legal capacity of all natural persons. As to documents executed by entities other than the Transaction Parties, we have assumed that each such entity had the power to enter into and perform its obligations under such documents, and that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, such entities.

     This opinion is rendered pursuant to the provisions of Section 9 (a) (1)
(xii) of the Credit and Reimbursement Agreement.

     Based on the above comments, we are of the following opinion with respect to the Transaction Parties:

     1. ATG Inc. is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California. ATG Richland Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Washington. ATG Nuclear Services LLC is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. ATG Catalytics LLC is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware.

     2. Each Transaction Party is duly qualified, in good standing, and authorized to do business in each jurisdiction where the failure to qualify would have a material adverse affect on its business.

     3. Each Transaction Party has the requisite power and authority to execute and deliver, and to perform and observe the provisions of, each Document to which such Transaction Party is party and related documents thereto.

     4. The execution, delivery and performance of each Document to which each Transaction Party is party and related documents thereto have been duly authorized by all requisite corporate or other action of such Transaction Party and constitute legal, valid and binding obligations of such Transaction Party, enforceable against such Transaction Party in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and subject to the qualification that general equitable principles may limit the availability of equitable remedies, including without limitation, the remedy of specific performance.

     5. Each Document and related documents thereto have been duly executed and delivered by each Transaction Party party thereto.

     6. To the best of our knowledge, based on due inquiry, neither the execution, delivery, or performance of any Document or the other documents contemplated thereby nor the consummation of the transactions contemplated thereby will (i) conflict with, or result in a violation or breach of the terms, conditions, or provisions of, or constitute a default under any material agreement, indenture or other instrument provided to us by a Transaction Party under which any Transaction Party is bound or (ii) violate or conflict with any material judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over any Transaction Party.

     7. Neither the execution, delivery, or performance of any Document or the other documents contemplated thereby nor the consummation of the transactions contemplated thereby will conflict with, or result in a violation or breach of the terms, conditions, or provisions of, or constitute a default under the certificate or articles of incorporation, limited liability company agreement, operating agreement or bylaws (as applicable) of any Transaction Party.

     8. No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery, and performance by any Transaction Party of any Documents or the documents contemplated thereby.

     9. Except as set forth in Exhibit E of the Credit and Reimbursement Agreement, there are no suits, claims or disputes pending or threatened against or affecting any Transaction Party or any of its subsidiaries, if any, the adverse determination of which individually or in the aggregate might have a material adverse effect on the financial condition or operations of such Transaction Party or impair its ability to perform its obligations under any Document to which it is party. As to those actions described in Exhibit E of the Credit and Reimbursement Agreement, which actions are actively contested by ATG Inc., we are advised that the amount of claimed compensatory damages asserted against ATG Inc. is within the limits of the comprehensive general liability insurance policy of the party which has accepted ATG Inc.'s tender of defense and from which ATG Inc. shall seek indemnification for any costs, damages and liability which it may incur in connection with said actions. To the extent damages exceed or are not covered by insurance or are not recoverable by ATG Inc. from any other party, ATG Inc. has consulted with its respective counsel in each such action and has determined that its potential exposure does not constitute a material adverse effect on any of the Transaction Parties.

     10. The financing statements attached hereto (the "Financing Statements") with respect to each Transaction Party are in appropriate forms for filing as financing statements with the entities and in the jurisdictions set forth on the schedule attached hereto.

     11. Filing of the Financing Statements with the entities and in the jurisdictions set forth on the schedule attached hereto are the only filings or recordings necessary to perfect the security interest created by the Security Agreements in each of the Transaction Party's rights in that part of the personal property (other than equipment temporarily located in the ordinary course of business in jurisdictions in which no Financing Statements have been filed) of the Transaction Parties ("Personal Property") in which a security interest may be perfected by the filing of a financing statement with such entities in such jurisdictions.

     12. Continuation statements complying with the UCC as in effect in the jurisdictions set forth on the schedule attached hereto must be filed with the appropriate jurisdictions not more than six months prior to the expiration of the five-year period dating from the date of filing of the Financing Statement, and not more than six months prior to the expiration of each subsequent five-year period after the original filing, in order to continue the perfection of the securing interest in the Personal Property. Additional action may be required to continue such perfection (i) if the relevant Transaction Party changes its name, identity, or structure, or if there is a change in the jurisdiction in which its place of business, (or, if it has more than one place of business, its chief executive office) or the Personal Property is located, or
(ii) with respect to Personal Property constituting "proceeds" under Section 9306 of the relevant UCC.

                              Very truly yours,


                              /s/ Daniel D. Purnell

                              NORRIS & NORRIS, P.C.
                              By Daniel D. Purnell

                       EXHIBIT E -- MATERIAL LITIGATION


     The consolidated case listed below arises from an incident occurring in March, 1997, wherein a piece of ordnance exploded on the premises of a scrap metal dealer in Fontana, CA. An employee of the scrap metal dealer died and four others claim personal injuries as a result of the explosion. In 1992, ATG Inc. had entered into a contract with the U.S. Army to "surface clear" expended ordnance from a firing range at Ft. Irwin, CA. It subcontracted with another party to perform the work. Although the scrap dealer had purchased expended ordnance and scrap metal from other military facilities, the scrap dealer indicated the scrap metal was acquired from Ft. Irwin. The allegations assert that the subcontractor failed to properly certify the ordnance cleared from the Ft. Irwin firing range as free of hazardous and explosive material prior to the sale of such ordnance to the scrap dealer. The consolidated claims include personal injury and wrongful death actions, business-related damages by the scrap dealer, the cost of cleaning up the accident scene, and reimbursement of workers compensation benefits paid on behalf of the workers.

     ATG Inc. vigorously disputes the allegations and has successfully tendered the defense of the matter to the subcontractor. It will be seeking full indemnification from the subcontractor for any and all costs, damages and liability it may incur in these actions. The subcontractor has advised the company that the claims for compensatory damages are within the policy limits of its insurance coverage applicable to these claims. While some of the claims also seek exemplary damages against ATG Inc., the Company believes there will be no adverse material affect to the Company or its subsidiaries as a result of the litigation which is still in discovery.

     Golden Eagle Insurance Company et al v. Allied Technology Group et al, San
     ---------------------------------------------------------------------
Bernadino Superior Court Consolidated Case No. SCV 46036.

                       EXHIBIT F - LIST OF SUBSIDIARIES


                                 STATE OF       ATG
                                 --------       ---
     SUBSIDIARY               INCORPORATION  OWNERSHIP %
     ----------               -------------  -----------

ATG Richland Corporation        Washington      100%

ATG Catalytics LLC               Delaware        90%

ATG Nuclear Services LLC         Delaware       100%

     TABLE OF CONTENTS              American Nuclear Transporters Ins
     -----------------     1        American Nuclear Insurers
                                    Policy # NF-0332
                                    1-1-99 to 1-1-00
                                    Limit $5mm Richland, WA
                         ------------------------------------------------

                                    Credit General Insurance Company
                                    Policy # AAB199-919-03
                           2        3-15-99 to 3-15-00
                                    Limit $5mm Richland,
                                    Yakima, OakRidge
                                    Cincinnati, Hawaii, Fremont
                         ------------------------------------------------

                                    Northfield Insurance Company
                           3        Policy #KE990017
                                    4-15-99 to 3-15-2000
                                    Limit $5mm Excess
                                    Liability
                         ------------------------------------------------


                                    American International Specialty Ins
                           4        Policy #PLS 267-50-84
                                    12-1-98 to 12-01-99
                                    Limit $2mm to 6mm
                                    Bear Creek TN, Longwood SC
                         ------------------------------------------------

                                    Westchester Fire Insurance Company
                                    Policy #FPL387972
                           5        7-15-99 to 7-15-00
                                    Limit $2,371,000 Fremont, Richland
                                    Hawaii, Oakridge TN
                         ------------------------------------------------

                                    Westchester Fire Insurance Company
                          6         Policy #FPL3877973
                                    7-15-99 to 7-15-00
                                    Limit $2.5mm Oakridge
                                    TN, Kingston TN
                                    Columbia SC
                         ------------------------------------------------

                                    New Hampshire Insurance Company
                          7         Policy #WC 588-62-26
                                    12-1-98 to 12-1-99
                                    Worker Comp Cat Nuc
                         ------------------------------------------------

                                    J & H Marsh & McLennan
                          8         Nuclear and Master Worker
                                    1/1/99-12/31/99
                         ------------------------------------------------

                                    Auto Insurance
                          9         Reliance
                                    5-1-99 to 5-1-00
                         ------------------------------------------------

                          10        Worker Comp Policies All
                                    other States

                         ------------------------------------------------

                                                                       EXHIBIT G


            INSURANCE AND MITIGATING FACTORS TO ENVIRONMENTAL RISK

1. The Company carries Nuclear Insurance for up to $5MM, $2MM, $50MM for any accident occurring on site in its three primary locations (Washington, California, and Tennessee). Coverage while material is in transport if $15MM. The deductible is $10,000 per incident in either case. The risk of spillage is minimal because waste is primarily solid or sludge material which is contained in double walled, sealed metal containers that meet federal standards.

2. The Company carries General Liability Policy for any effects arising from pollution with a limitation of $15MM per occurrence and a deductible of $10,000 per loss. The Company carries an excess liability policy for $5MM over and above its general liability. Buildings which house material handling equipment are constructed to meet federal safety standards. Construction requirements vary depending on material being handled. (i.e. LLRW or LLMW)

3. The Company carries $4.7MM of general property insurance to cover its own equipment.

4. The Company also seeks indemnification under all of its contracts from the generator of the waste as well as from licensed haulers.

5. Federal law stipulates that environmental nuclear waste liability, relating to storing waste is the generators responsibility and not the handler. Thus, ATG bears no additional liability after disposal.

6. The Company's facilities are subject to frequent and routine inspections by numerous regulatory agencies. The Company has never received a fine for safety or license violations. The Company has on-going self-administered employee health, safety, training, and environmental monitoring programs in addition to outside inspections.

7. Licensing and permits to operate these types of disposal sites and processing are comprehensive taking from 2-5 years to obtain. There are very few participants in the industry given the difficulty of obtaining, permits, licenses, and insurance.

8. At each operating facility, Richland, WA, Oak Ridge, TN, and Columbia, SC, the company is required to provide financial assurance to the state that, in the event the company in unable to meet its obligations, the state will have recourse to clean up any environmental issues at the site. These financial assurances can take the form of letters of credits, bonds, or insurance policies. The company is required to maintain the financial assurance as a condition of its ongoing permit, i.e. no assurance, no permit, no business. The company words with the state regulatory agency that holds jurisdiction to determine the level of financial assurance that is required. Ultimately, the state regulatory agency must be satisfied that sufficient coverage is provided. The company currently has the following financial assurance coverages in place:

          Oak Ridge, TN           $4.8 million  Insurance policy (AIG)
          Richland, WA             3.0 million  Insurance policy (ECS)
          Columbia, SC              .3 million  Insurance policy (ECS)
          Richland mixed waste     1.8 million  Insurance policy (ECS)

The Richland mixed waste policy must be delivered to the state 60 days ahead of receipt of waste. It is expected to be finalized shortly.

            See attached listing of policies and claims experience.

Richard R. Winegar
Insurance Broker
--------------------------------------------------------------------------------
                                   Specializing in the Nuclear Services Industry




                                      FAX


Date:  7-2-99

To:  Dave Barnes/Doreen Chiu

Company:  ATG, Inc.

FAX# 1-510-490-3489

Subject:  Sanwa Bank Requirements

Dear Dave & Doreen:

As you requested, here's a summary of the insurance for Sanwa Bank. You'll find that ATG's insurance has had significant improvements over the last few months.

American Nuclear Insurers:

Policy Number NS-0508
Supplier's and Transporters Form Nuclear Liability
Effective 1-1-99 to 1-1-2000
Limit of Liability:                        $15,000,000

Policy Number NF-0325
Facility Form Nuclear Liability - Fremont
Effective 1-1-99 to 1-1-2000
Limit of Liability                         $ 2,000,000

Policy Number NF-0332
Facility Form Nuclear Liability - Richland
Effective 1-1-99 to 1-1-2000
Limit of Liability                         $ 5,000,000

Policy Number NF-0338
Facility Form Nuclear Liability - Oak Ridge
Effective 1-1-99 to 1-1-2000
Coverage Limit:                            $50,000,000

                                 (Page 1 of 2)

Richard R. Winegar
Insurance Broker  (Page 2 of 2)
--------------------------------------------------------------------------------
                                   Specializing in the Nuclear Services Industry

Policy Number 99257
All Risk Property Policy - Fremont
Includes Earthquake, Flood, & Radioactive Contamination
Effective 1-1-99 to 1-1-2000
Limit:                             $ 3,500,000

Policy Number NF-0336
All Risk Property Policy - Oak Ridge
Includes Earthquake, Flood, & Radioactive Contamination
Effective 1-1-99 to 1-1-2000
Limit:                             $30,000,000

Credit General Insurance Company:

Policy Number AAB199-919-03
Effective 3/15/99 to 3-15-2000

Limit of Liability:

$5,000,000    Per occurrence
$5,000,000    In the Aggregate
$   10,000    Per Occurrence Deductible

Coverage includes comprehensive general liability, contractual liability, pollution liability including from radioactive materials, underground, explosion, & collapse, personal injury, asbestos and lead abatement. There is also a sublimit of $ 1,000,000 for professional liability for consultants.

Northfield Insurance Company:

Polity Number KX990017
Effective 3-15-99 to 3-15-2000

Limit of Liability:

$ 5,000,000 Per Occurrence Following Form Excess Liability Over The Credit General Policy

$ 5,000,000 In the Aggregate Following Form Excess Liability Over The Credit General Policy

Claims History:

There have been no claims under any American Nuclear Insurers Policy.

Included with this transmission is the claims history for the Credit General policies.

Very truly yours,

/s/ Dick Vinegar

Dick Winegar

                        LOSS INFORMATION DATED 3/10/99


     INSURED:  ALLIED TECHNOLOGY GROUP, INC.

     POLICY:   CREDIT GENERAL INSURANCE COMPANY
               AAB100-919-00

     TERM:     3/15/97 TO 3/15/98


     CLAIM #          DOL           CLAIMANT            LOSS DESCRIPTION         CURRENT STATUS
     ------------------------------------------------------------------------------------------------
     30020            3/18/97       VARIOUS             BODILY INJURY            OPEN AT $104,864.57


      Specializing in The Asbestos Abatement And Hazardous Waste Industry

                        LOSS INFORMATION DATED 3/10/99


     INSURED:  ALLIED TECHNOLOGY GROUP, INC.

     POLICY:   CREDIT GENERAL INSURANCE COMPANY
               AAB198-919-02

     TERM:     3/15/98 TO 3/15/99

     CLAIM #          DOL             CLAIMANT            LOSS DESCRIPTION         CURRENT STATUS
     ------------------------------------------------------------------------------------------------

      30775           5/15/98         MORRAR              PROPERTY DAMAGE          CLOSED 2/5/99
                                                                                   PAID $10,385.83

      31237           2/X/XX          BERNHARDT           PROPERTY DAMAGE          OPEN AT $3,410.88

      Specializing in The Asbestos Abatement And Hazardous Waste Industry

                                                                      EXHIBIT II
                                                                         and
                                                                       EXHIBIT I

ATG INC.
PERMITTED INDEBTEDNESS
& PERMITTED LIENS
 30-Jun-99

                                          ORIGINAL  CURRENT    MONTHLY    INTEREST              BALLOON
TYPE        DATE      LENDER/LESSOR       AMOUNT    AMOUNT     PAYMENT    (If added) MATURITY   PAYMENT    COLLATERAL
----        ----      -------------       ------    ------     -------    ---------- --------   -------    ----------
Existing Loans/Leases
---------------------
Vehicles       8/7/94 Ford Motor              18549        426        375                8/1/99            94 Mercury Sable
             10/15/95 US Bank                 11051       1075        274              10/15/99            94 Ford Taurus
             10/25/96 Union Bank              35050      12274        882              10/20/00            94 Jaguar
             12/17/96 Sanwa leasing           22735       9372        561              12/20/00            95 Isuzu
              10/1/98 Ford Motor              10552       8656        220              11/15/02            98 Ford Escort
              6/23/99 Ford Motor              15972      15972        450               6/23/02            99 Ford Taurus
              6/26/95 Union Bank              14952       3494        311                7/1/00            95 Aerostar
                                Subtotal                 51269

Mortgages      5/1/92 Midland Loan Svcs.    1574327    1388407      13736               12/1/01    1336990 Fremont Building
               8/6/93 US Bank                750000     159671      12466 P+2.7          8/6/00            Richland property
              9/18/97 Sanwa Bank             400000     259993       9500               9/30/02            Fremont Building
                                Subtotal               1808071

Equipment      4/1/95 GW Leasing             451321      81529      11528                4/1/00      45132 Building 13, Richland(RL)
               5/2/97 US Bancorp             581719     307966      14656                6/2/01            Misc. equip.- RL
              5/20/97 Safeco                3000000    2267346      48291               5/30/04            SAFGLAS
              4/30/97 US Bancorp              30520      18187        648                4/1/02            91 International - RL
             10/28/97 Allco Leasing           36738      18615       1355              10/20/00            Misc. equip.- RL
              10/3/97 T&W Leasing            447849     310426      10626               8/20/02            Misc. equip.- RL
             10/28/97 T&W Leasing            500000     346574      11864              10/20/02            Building #8 - RL
               3/1/98 T&W Leasing            470000     142770      11797                3/1/03            Gasification - RL
              3/20/98 US Bank                642418     510744      13103               3/20/03            BPU unit - RL
              3/11/98 IFCO                    29037      20676        523               1/11/03            Hyster forklift
              2/11/99 FL Financial          2278488    2156276      47114                3/1/04            SAFGLAS equipment
                                                                                                            additions
              5/20/99 US Bancorp             525000     486587      12804               5/20/03            MMT assets - Tenn.
               5/4/99 Safeco                2505000    2378606      78700                5/1/02            Nuclear Svcs. Equip.
               4/3/99 IFCO                    25497      24463        523                4/3/04            Forklift
              4/30/99 US Bancorp             870000     859769      19192              12/30/04            Parts inventory
              5/26/99 CIT Group               99315      98048       2128               6/10/04            Crane - RL
              5/26/99 CIT Group               98841      97580       2128               6/10/04            Crane - Tenn.
                                Subtotal              10126162


Pending Loans/Leases  TBD                    375000     375000        TBD
--------------------
Mortgages             General Bank          1200000    1200000        TBD

                      GE Capital            2400000    2400000      45048
Equipment
                                Total                 15960502

                             BOND PLEDGE AGREEMENT

          This Bond Pledge Agreement ("Agreement" or "Bond Pledge Agreement") dated as of November 1, 1999 by and among ATG INC. (the "Company"), SANWA BANK CALIFORNIA, as Agent (the "Agent") for Lenders (the "Lenders"), including without limitation KEYBANK NATIONAL ASSOCIATION, under that certain Credit and Reimbursement Agreement dated as of November 1, 1999 with the Company (as amended, modified or waived, the "Reimbursement Agreement"), and BNY Western Trust Company (as "Trustee" under the Indenture described below and herein in its capacity as "Custodian" under said Indenture) is made and entered into with reference to the following:

     A. Pursuant to that certain Trust Indenture ("Indenture") dated as of November 1, 1999 by and between Port of Benton Economic Development Corporation (the "Issuer") and the Trustee, the Issuer is issuing its $26,500,000 Solid Waste Revenue Bonds, 1999 (ATG Inc. Project) (the "Bonds").

     B. Pursuant to the Indenture, Bonds tendered for purchase at the option of a bondholder under the Indenture and purchased with funds drawn on the Letter of Credit (as defined therein) issued by KEYBANK NATIONAL ASSOCIATION (the "Bank") issued in accordance with the Reimbursement Agreement, which Bonds are not remarketed by the Remarketing Agent ("Remarketing Agent") as more particularly described in the Indenture, become Bank Bonds (as defined in the Indenture).

     C. Pursuant to the Reimbursement Agreement and the other Loan Documents (as defined therein), the Company is obligated (among other matters) to reimburse the Bank for all funds drawn under the Letter of Credit to purchase Bonds tendered pursuant to a Purchase Demand (as defined in the Indenture) under the Indenture which funds are not reimbursed to the Bank immediately following such drawing with remarketing proceeds received by the Remarketing Agent under the Indenture.

     NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, the terms used in
          -------------
this Agreement shall have the meaning set forth in the Indenture.

     2.   Pledge.  As collateral security for the prompt and complete payment
          ------
when due of all of the obligations arising under the Reimbursement Agreement and to further implement and secure the Bank, the Company hereby pledges and grants to the Agent a security interest in and to all Bank Bonds and all right, title and interest of the Company in and to the following:

          (a) Any amounts remaining in any fund, established under and pursuant to the Indenture ("Remaining Funds"), after payment in full of (i) the
                                           ------
     principal of, premium, if any, and interest on the Bonds (or provision for payment thereof as provided in the

     Indenture) and (ii) the fees, charges and expenses of the Trustee and the Remarketing Agent as provided in the Indenture);

          (b)  All proceeds of the Remaining Funds;

          (c) Any and all Bank Bonds that are not purchased in lieu of redemption.

     3.   Release of Pledge.  The Agent agrees and acknowledges that the lien
          -----------------
of this Agreement and security interest created hereunder in any Bank Bonds from time to time encumbered by the lien hereof shall be released effective immediately and automatically, and without any joinder, consent or action by or notice to the Agent, the Bank or the Company of any kind upon receipt by the Trustee (or Remarketing Agent) of remarketing proceeds with respect to such Bank Bonds in an amount sufficient to and which proceeds the Trustee (or Remarketing Agent) is required to remit to the Bank to reimburse the Bank in full under the Indenture for any drawing on the Letter of Credit to pay the purchase price for such Bank Bonds.

     4.   No Transfer by Trustee or Transfer Agent.  The Trustee shall not
          ----------------------------------------
pledge, hypothecate, transfer or release possession of any Pledged Bond (nor direct any re-registration of any Pledged Bond on the records of any book entry depository system authorized under the Indenture) other than in accordance with the Indenture and this Agreement.

     5.   Remedies.  If any Event of Default shall occur under the Reimbursement
          --------
Agreement, the Agent shall have the right to foreclose the lien of the security interest created hereby in any manner consistent with the Uniform Commercial Code of the State of California ("UCC") by public or private sale and following the exercise of any such remedy have the right to demand any Bank Bonds so acquired to be registered (free and clear of any and all claim or interest of the Company) in the name of the Agent, a nominee of the Agent or a purchaser at any such UCC sale.

     6.   Application of Proceeds.  The Agent shall, in the event of exercise
          -----------------------
of its rights and remedies hereunder, apply any proceeds received from the sale of Bank Bonds first to the payment of reasonable costs and expenses incurred by the Agent in connection with the exercise of such remedies (including reasonable attorneys' fees and expenses); second to the reimbursement of the Bank and the other Lenders in full for any and all amounts due to the Bank and the other Lenders under the Reimbursement Agreement; and then to the extent of funds remaining to the Trustee for deposit, application and/or disposition pursuant to the Indenture.

     7.   Power of Attorney.  Subject in all events to the provisions of the
          -----------------
Bonds and the Indenture, the Company hereby irrevocably assigns to and appoints the Agent as its true and lawful attorney-in-fact, coupled with an interest, (i) to demand and receive proceeds from remarketing of any Bonds to the extent the Bank or any of the Lenders has not been paid in full for all amounts as may from time to time be due under the Reimbursement Agreement, (ii) to sign and endorse without joinder or consent of Company any instrument or document evidencing the Bank's right to receive such proceeds, and (iii) to do all things and acts necessary to carry out the intent of this Agreement; provided, however, that the Agent may not exercise any rights under such power of attorney except after the occurrence of an Event of Default under the Reimbursement Agreement.

     8.   Further Assurances.  The Company agrees that at any time and from
          ------------------
time to time upon the written request of the Agent, the Company will execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purposes of this Agreement.

     9.   Severability.  Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.  No Waivers; Cumulative Remedies.  The Agent shall not by any act,
          -------------------------------
delay, omission, course of dealing or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver or claim of waiver shall be valid unless in writing, signed by the Agent and then only to the extent therein set forth. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion. No failure to exercise, nor any delay in exercising on the part of the Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided at law or in equity.

     11.  Governing Law.  This Agreement shall be governed by, and be
          -------------
construed and interpreted in accordance with, the laws of the State of California.

     12.  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
Company and the Agent and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided that this Agreement may not be assigned by the Company without the prior written consent of the Bank.

     13.  Attorneys' Fees.  The prevailing party in any dispute resulting in
          ---------------
arbitration, litigation or other proceedings by or among the parties shall be entitled to its costs and expenses for such proceedings including reasonable attorneys' fees.

     14.  Counterparts; Facsimile Transmission.  This Agreement may be executed
          ------------------------------------
in counterpart, including facsimile copies, and together shall be effective as an original of this Agreement. This Agreement, including the signature page hereof, shall be effective as an original.

     15.  Control.  The Company agrees and the Trustee acknowledges that the
          -------
Agent shall at all times have control (as such term is defined in Section 8106 of the California Uniform Commercial Code) of the Bank Bonds and that, accordingly, the Bonds at all times shall be (i) if certificated, either endorsed to or registered in the name of the Agent or its nominee or (ii) if held by a securities intermediary, either be subject to an agreement of such securities intermediary to comply with entitlement orders of the Agent without further consent of the Company or be registered in the name of the Agent or its nominee as the entitlement holder.

     IN WITNESS WHEREOF, the Company, the Trustee, and the Bank have caused this Agreement to be duly executed and delivered by a duly authorized officer.

SANWA BANK CALIFORNIA, as Agent         ATG INC., as the Company


By:  /s/ Rochelle Dineen                By:  /s/ Frank Chiu
   --------------------------------        -------------------------------
Its:  Vice President/Manager            Its: Executive Vice President
    -------------------------------         ------------------------------


                                        BNY WESTERN TRUST COMPANY, as the
                                        Trustee

                                        By:  /s/ Carol Nelson
                                           -------------------------------
                                        Its: Assistant Vice President
                                            ------------------------------